PROSPECTUS

November 1, 2025, as revised
August 14, 2026

WisdomTree Digital Funds

WisdomTree Digital Trust

WisdomTree Fixed Income, Equity, Asset Allocation, Alternative, and Money Market Digital Funds

WisdomTree Fixed Income Digital Funds

WisdomTree Floating Rate Treasury Digital Fund (FLTTX)

WisdomTree Short-Term Treasury Digital Fund (WTSYX)

WisdomTree 3-7 Year Treasury Digital Fund (WTTSX)

WisdomTree 7-10 Year Treasury Digital Fund (WTSTX)

WisdomTree Long-Term Treasury Digital Fund (WTLGX)

WisdomTree TIPS Digital Fund (TIPSX)

WisdomTree Equity Digital Funds

WisdomTree 500 Digital Fund (SPXUX)

WisdomTree Technology and Innovation 100 Digital Fund (TECHX)

WisdomTree Asset Allocation Digital Funds

WisdomTree Short-Duration Income Digital Fund (WTSIX)

WisdomTree Siegel Global Equity Digital Fund (EQTYX)

WisdomTree Siegel Moderate Digital Fund (MODRX)

WisdomTree Siegel Longevity Digital Fund (LNGVX)

WisdomTree Alternative Digital Funds

WisdomTree Equity Premium Income Digital Fund (WTPIX)

WisdomTree Private Credit and Alternative Income Digital Fund (CRDYX)

WisdomTree Money Market Digital Fund

WisdomTree Treasury Money Market Digital Fund (formerly known as WisdomTree Government Money Market Digital Fund) (WTGXX)

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

WisdomTree Digital Trust

WisdomTree Floating Rate Treasury Digital Fund	2	Additional Information about each Fund’s Investment Objective	116
WisdomTree Short-Term Treasury Digital Fund	9	Additional Information about each Fund’s Investment Strategies	116
WisdomTree 3-7 Year Treasury Digital Fund	16	Non-Principal Information About each Fund’s Investment Strategies	118
WisdomTree 7-10 Year Treasury Digital Fund	23	Additional Principal Risk Information About the Funds	118
WisdomTree Long-Term Treasury Digital Fund	30	Additional Non-Principal Risk Information	138
WisdomTree TIPS Digital Fund	37	Management of the Fund	139
WisdomTree 500 Digital Fund	44	Investment Adviser	139
WisdomTree Technology and Innovation 100 Digital Fund	51	Sub-Advisers	140
WisdomTree Short-Duration Income Digital Fund	58	Portfolio Managers	140
WisdomTree Siegel Global Equity Digital Fund	66	Additional Information About the Purchase and Redemption of Fund Shares	142
WisdomTree Siegel Moderate Digital Fund	74	Additional Tax Information	146
WisdomTree Siegel Longevity Digital Fund	82	Taxes on Distributions	146
WisdomTree Equity Premium Income Digital Fund	90	Taxes When You Redeem or Sell Fund Shares	147
WisdomTree Private Credit and Alternative Income Digital Fund	98	Additional Notice	147
WisdomTree Treasury Money Market Digital Fund (formerly known as WisdomTree		Financial Highlights	148
Government Money Market Digital Fund)	108
Additional Information about the Funds	115
Use of Blockchain	115

WisdomTree Floating Rate Treasury Digital Fund

Investment Objective

The WisdomTree Floating Rate Treasury Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of an index designed to measure the performance of floating rate bonds of the U.S. Treasury.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 5	$ 16	$ 28	$ 64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Solactive U.S. Treasury Floating Rate Bond Index (the “Index”) through the use of a representative sampling strategy. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in component securities of the Index, which is comprised of floating rate treasuries and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is maintained by Solactive AG (the “Index Provider”) and is designed to measure the performance of floating rate public obligations of the U.S. Treasury (“Floating Rate Notes” or “FRNs”). Unlike fixed-rate U.S. Treasury bonds, FRNs have interest rates that adjust periodically. FRNs’ floating interest rates may be higher or lower than the interest rates of fixed-rate bonds of comparable quality with similar maturities. The floating coupon rates of the FRNs included in the Index are initially expected to reset weekly according to the result of the most recent 13-week T-bill auction, plus a fixed spread, subject to a minimum net yield of zero percent. The fixed spread is a percentage rate based on supply and demand for the FRNs at time of issuance and is added to the floating base coupon rate of the FRN. Because FRN floating coupon rates adjust weekly, the value of FRNs fluctuate much less than fixed-rate bonds in response to market interest rate movements. FRN values, however, will decline if their floating coupon rates do not rise as much, or as quickly, as interest rates in general.

2 WisdomTree Digital Trust Prospectus

The Index is market capitalization weighted and comprised of FRNs that have a minimum amount outstanding of $1 billion as of the monthly rebalancing date, which falls on the last business day of each month. FRNs eligible for inclusion in the Index must have an issue date on or before the Index rebalancing date. The Index excludes fixed-rate securities and Treasury inflation-protected securities. Both the FRNs and the FRNs’ coupon and principal payments must be denominated in U.S. dollars. FRNs pay interest rates quarterly until maturity. Accordingly, the Fund will invest in U.S. Treasury obligations in seeking to track the Index and will publicly disclose its portfolio holdings daily. The Index is reconstituted and rebalanced monthly, effective after the market close on the last business day of each month. At each reconstitution of the Index, certain securities (i.e., FRNs meeting the aforementioned criteria) are eligible for inclusion in the Index. The Fund may be required to purchase or sell portfolio assets to track the Index as the Index reconstitutes and rebalances and/or in order to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

WisdomTree Digital Trust Prospectus 3

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

4 WisdomTree Digital Trust Prospectus

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

■	Floating Rate Notes Risk. Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the Floating Rate Notes, which only occur periodically.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's income to fluctuate.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

WisdomTree Digital Trust Prospectus 5

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the Bloomberg Aggregate U.S. Bond Index, a broad-based securities market index intended to represent the overall domestic fixed income market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

6 WisdomTree Digital Trust Prospectus

The Fund’s year-to-date total return as of September 30, 2025 was 3.24%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	1.41%	1Q/2024
Lowest Return	1.23%	3Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Floating Rate Treasury Digital Fund	1 Year	Since Inception January 19, 2023
Return Before Taxes Based on NAV	5.42%	5.33%
Return After Taxes on Distributions	3.30%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	3.18%	3.16%
Solactive US Treasury Floating Rate Note Bond Index (Reflects no deduction for fees, expenses or taxes)	5.50%	5.38%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	1.58%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA has served as portfolio manager of the Fund since its inception.

Mr. Andrew Higley, CFA has served as portfolio manager of the Fund since its inception.

Mr. Anuranjan Sharma has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

WisdomTree Digital Trust Prospectus 7

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8 WisdomTree Digital Trust Prospectus

WisdomTree Short-Term Treasury Digital Fund

Investment Objective

The WisdomTree Short-Term Treasury Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of an index designed to measure the performance of obligations of the U.S. Treasury with maturities between 1 and 3 years.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 5	$ 16	$ 28	$ 64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 183% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Solactive U.S. 1-3 Year Treasury Bond Index (the “Index”) through the use of a representative sampling strategy. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in component securities of the Index, which is comprised of U.S. Treasury securities with a dollar weighted average maturity between 1 and 3 years and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is maintained by Solactive, AG (the “Index Provider”) and is designed to measure the performance of obligations of the U.S. Treasury with remaining maturities between 1 and 3 years. The components of the Index are weighted by market-capitalization and the Index is rebalanced and reconstituted on a monthly basis. It is anticipated that the number of constituents comprising the Index will be between approximately 90 and 100 constituents. The Index includes component securities of available fixed rate nominal securities issued publicly by the U.S. Treasury, but excludes Treasury Inflation-Protected Securities (“TIPS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), and the State and Local Government Series (“SLGS”). Accordingly, the Fund will invest in U.S. Treasury obligations in seeking to track the Index and will publicly disclose its portfolio holdings daily. The Fund may be required to purchase or sell portfolio assets in order to track the Index as the Index reconstitutes and rebalances and/or to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

WisdomTree Digital Trust Prospectus 9

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

10 WisdomTree Digital Trust Prospectus

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

WisdomTree Digital Trust Prospectus 11

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's income to fluctuate.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

12 WisdomTree Digital Trust Prospectus

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the Bloomberg Aggregate U.S. Bond Index, a broad-based securities market index intended to represent the overall domestic fixed income market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 3.84%.

WisdomTree Digital Trust Prospectus 13

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	2.82%	3Q/2024
Lowest Return	(0.46)%	2Q/2023

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Short-Term Treasury Digital Fund	1 Year	Since Inception December 14, 2022
Return Before Taxes Based on NAV	3.93%	3.77%
Return After Taxes on Distributions	2.29%	2.10%
Return After Taxes on Distributions and Sale of Fund Shares	2.31%	2.17%
Solactive US 1-3 Year Treasury Bond Index (Reflects no deduction for fees, expenses or taxes)	4.09%	4.01%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	2.26%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA has served as portfolio manager of the Fund since its inception.

Mr. Andrew Higley, CFA has served as portfolio manager of the Fund since its inception.

Mr. Anuranjan Sharma has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

14 WisdomTree Digital Trust Prospectus

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

WisdomTree Digital Trust Prospectus 15

WisdomTree 3-7 Year Treasury Digital Fund

Investment Objective

The WisdomTree 3-7 Year Treasury Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of an index designed to measure the performance of obligations of the U.S. Treasury with maturities between 3 and 7 years.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 5	$ 16	$ 28	$ 64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 164% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Solactive U.S. 3-7 Year Treasury Bond Index (the “Index”) through the use of a representative sampling strategy. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in component securities of the Index, which is comprised of U.S. Treasury securities with a dollar weighted average maturity of 3-7 years and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is maintained by Solactive AG (the “Index Provider”) and is designed to measure the performance of obligations of the U.S. Treasury (i.e., notes issued by the U.S. Treasury), with remaining maturities between 3 and 7 years. The components of the Index are weighted by market-capitalization and the Index is rebalanced and reconstituted on a monthly basis. The Index includes component securities of available fixed rate nominal securities issued publicly by the U.S. Treasury, but excludes Treasury Inflation-Protected Securities (“TIPS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), and the State and Local Government Series (“SLGS”). Accordingly, the Fund will invest in U.S. Treasury obligations in seeking to track the Index and will publicly disclose its portfolio holdings daily. The Fund may be required to purchase or sell portfolio assets in order to track the Index as the Index reconstitutes and rebalances and/or to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

16 WisdomTree Digital Trust Prospectus

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

WisdomTree Digital Trust Prospectus 17

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

18 WisdomTree Digital Trust Prospectus

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's income to fluctuate.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

WisdomTree Digital Trust Prospectus 19

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the Bloomberg Aggregate U.S. Bond Index, a broad-based securities market index intended to represent the overall domestic fixed income market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 5.88%.

20 WisdomTree Digital Trust Prospectus

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	4.36%	3Q/2024
Lowest Return	(2.42)%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree 3-7 Year Treasury Digital Fund	1 Year	Since Inception January 18, 2023
Return Before Taxes Based on NAV	1.64%	1.76%
Return After Taxes on Distributions	0.13%	0.27%
Return After Taxes on Distributions and Sale of Fund Shares	0.97%	0.72%
Solactive US 3-7 Year Treasury Bond Index (Reflects no deduction for fees, expenses or taxes)	1.98%	1.92%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	1.58%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA has served as portfolio manager of the Fund since its inception.

Mr. Andrew Higley, CFA has served as portfolio manager of the Fund since its inception.

Mr. Anuranjan Sharma has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

WisdomTree Digital Trust Prospectus 21

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

22 WisdomTree Digital Trust Prospectus

WisdomTree 7-10 Year Treasury Digital Fund

Investment Objective

The WisdomTree 7-10 Year Treasury Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of an index designed to measure the performance of obligations of the U.S. Treasury with maturities between 7 and 10 years.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 5	$ 16	$ 28	$ 64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Solactive U.S. 7-10 Year Treasury Bond Index (the “Index”) through the use of a representative sampling strategy. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in component securities of the Index, which is comprised of U.S. Treasury securities with a dollar weighted average maturity of 7-10 years and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is maintained by Solactive AG (the “Index Provider”) and is designed to measure the performance of obligations of the U.S. Treasury (i.e., notes issued by the U.S. Treasury), with remaining maturities between 7 and 10 years. The components of the Index are weighted by market-capitalization and the Index is rebalanced and reconstituted on a monthly basis. The Index includes component securities of available fixed rate nominal securities issued publicly by the U.S. Treasury, but excludes Treasury Inflation-Protected Securities (“TIPS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), and the State and Local Government Series (“SLGS”). Accordingly, the Fund will invest in U.S. Treasury obligations in seeking to track the Index and will publicly disclose its portfolio holdings daily. The Fund may be required to purchase or sell portfolio assets to track the Index as the Index reconstitutes and rebalances and/or in order to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

WisdomTree Digital Trust Prospectus 23

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

24 WisdomTree Digital Trust Prospectus

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

WisdomTree Digital Trust Prospectus 25

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

26 WisdomTree Digital Trust Prospectus

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the Bloomberg Aggregate U.S. Bond Index, a broad-based securities market index intended to represent the overall domestic fixed income market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 7.10%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.80%	3Q/2024
Lowest Return	(4.64)%	4Q/2024

WisdomTree Digital Trust Prospectus 27

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree 7-10 Year Treasury Digital Fund	1 Year	Since Inception January 18, 2023
Return Before Taxes Based on NAV	(0.63)%	(0.61)%
Return After Taxes on Distributions	(2.12)%	(2.06)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.36)%	(1.06)%
Solactive US 7-10 Year Treasury Bond Index (Reflects no deduction for fees, expenses or taxes)	(0.53)%	(0.57)%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	1.58%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA has served as portfolio manager of the Fund since its inception.

Mr. Andrew Higley, CFA has served as portfolio manager of the Fund since its inception.

Mr. Anuranjan Sharma has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

28 WisdomTree Digital Trust Prospectus

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

WisdomTree Digital Trust Prospectus 29

WisdomTree Long-Term Treasury Digital Fund

Investment Objective

The WisdomTree Long-Term Treasury Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of an index designed to measure the performance of obligations of the U.S. Treasury, with maturities greater than 20 years.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 5	$ 16	$ 28	$ 64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Solactive U.S. 20+ Year Treasury Bond Index (the “Index”) through the use of a representative sampling strategy. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in component securities of the Index, which is comprised of U.S. Treasury securities with a dollar weighted average maturity of greater than 20 years and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is maintained by Solactive AG (the “Index Provider”) and is designed to measure the performance of obligations of the U.S. Treasury (i.e., bonds issued by the U.S. Treasury), with greater than 20-year maturities. The components of the Index are weighted by market-capitalization and the Index is rebalanced and reconstituted on a monthly basis. The Index includes component securities of available fixed rate nominal securities issued publicly by the U.S. Treasury, but excludes Treasury Inflation-Protected Securities (“TIPS”), Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), and the State and Local Government Series (“SLGS”). Accordingly, the Fund will invest in U.S. Treasury obligations in seeking to track the Index and will publicly disclose its portfolio holdings daily. The Fund may be required to purchase or sell portfolio assets to track the Index as the Index reconstitutes and rebalances and/or in order to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

30 WisdomTree Digital Trust Prospectus

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

WisdomTree Digital Trust Prospectus 31

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

32 WisdomTree Digital Trust Prospectus

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

WisdomTree Digital Trust Prospectus 33

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the Bloomberg Aggregate U.S. Bond Index, a broad-based securities market index intended to represent the overall domestic fixed income market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 5.22%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	7.94%	3Q/2024
Lowest Return	(9.35)%	4Q/2024

34 WisdomTree Digital Trust Prospectus

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Long-Term Treasury Digital Fund	1 Year	Since Inception January 18, 2023
Return Before Taxes Based on NAV	(7.74)%	(6.65)%
Return After Taxes on Distributions	(9.29)%	(8.17)%
Return After Taxes on Distributions and Sale of Fund Shares	(4.54)%	(5.61)%
Solactive US 20+ Year Treasury Bond Index (Reflects no deduction for fees, expenses or taxes)	(7.68)%	(6.77)%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	1.58%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA has served as portfolio manager of the Fund since its inception.

Mr. Andrew Higley, CFA has served as portfolio manager of the Fund since its inception.

Mr. Anuranjan Sharma has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

WisdomTree Digital Trust Prospectus 35

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

36 WisdomTree Digital Trust Prospectus

WisdomTree TIPS Digital Fund

Investment Objective

The WisdomTree TIPS Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of an index designed to measure the performance of inflation protected obligations of the U.S. Treasury.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 5	$ 16	$ 28	$ 64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Solactive U.S. Treasury Inflation-Linked Bond Index (the “Index”) through the use of a representative sampling strategy. Under normal circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in component securities of the Index, which is comprised of Treasury Inflation-Protected Securities issued by the U.S. Treasury, commonly known as “TIPS”, and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. The Index is maintained by Solactive AG (the “Index Provider”) and is designed to measure the performance of TIPS. TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors, with both principal and interest inflation-linked. The Index includes publicly issued TIPS that have at least 1 year remaining to maturity on the Index rebalancing date, with an issue size equal to or in excess of $750 million.

Up to 20% of the Fund’s net assets may be invested in securities that are denominated in U.S. dollars and have a fixed-rate nominal coupon, but the Fund does not invest in nominal bonds, non-government inflation-linked bonds, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), Treasury bills, Private placements, and floating-rate bonds, which are also excluded from the Index. The components of the Index are weighted by market-capitalization and the Index is rebalanced and reconstituted on a monthly basis, effective after the market close of the last business day of each month.

WisdomTree Digital Trust Prospectus 37

At each reconstitution of the Index, certain securities (i.e., TIPS meeting the aforementioned criteria) are eligible for inclusion in the Index. Accordingly, the Fund will invest in TIPS in seeking to track the Index and the Fund will publicly disclose its portfolio holdings daily. The Fund may be required to purchase or sell portfolio assets to track the Index as the Index reconstitutes and rebalances and/or in order to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

38 WisdomTree Digital Trust Prospectus

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

WisdomTree Digital Trust Prospectus 39

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

■	Inflation-Indexed Securities Risk. The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, the Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Changes in the values of inflation-indexed securities may be difficult to predict, and it is possible that an investment in such securities will have an effect different from that anticipated.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's income to fluctuate.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

40 WisdomTree Digital Trust Prospectus

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the Bloomberg Aggregate U.S. Bond Index, a broad-based securities market index intended to represent the overall domestic fixed income market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

WisdomTree Digital Trust Prospectus 41

The Fund’s year-to-date total return as of September 30, 2025 was 6.35%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	4.16%	3Q/2024
Lowest Return	(3.07)%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree TIPS Digital Fund	1 Year	Since Inception January 18, 2023
Return Before Taxes Based on NAV	1.71%	1.67%
Return After Taxes on Distributions	0.03%	(0.24)%
Return After Taxes on Distributions and Sale of Fund Shares	1.02%	0.47%
Solactive US Treasury Inflation-Linked Bond Index (Reflects no deduction for fees, expenses or taxes)	2.13%	1.99%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	1.58%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Mr. Brian Timberlake, PhD, CFA has served as portfolio manager of the Fund since its inception.

Mr. Andrew Higley, CFA has served as portfolio manager of the Fund since its inception.

Mr. Anuranjan Sharma has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

42 WisdomTree Digital Trust Prospectus

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

WisdomTree Digital Trust Prospectus 43

WisdomTree 500 Digital Fund

Investment Objective

The WisdomTree 500 Digital Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree 500 Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 5	$ 16	$ 28	$ 64

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree 500 Index (the “Index”) through the use of a representative sampling strategy.

The Index is maintained by WisdomTree, Inc. (“WisdomTree” or the “Index Provider”) and consists of the 500 largest companies domiciled and listed in the U.S. The Index is maintained in accordance with a rules-based methodology overseen and implemented by the WisdomTree Core Equity Index Committee (the “Index Committee”). To be eligible for inclusion in the Index, a company must meet the following criteria as of the annual Index screening date: (i) market capitalization of at least $100 million; and (ii) average daily dollar trading volume of at least $200,000 for each of the preceding six months. The Index is reconstituted annually, and constituents are weighted using modified market capitalization. At reconstitution, single constituent weights will be capped at 10% while the combined exposure of constituents exceeding 5% will be capped at 40%. The Fund will publicly disclose its portfolio holdings daily. The Index Provider is affiliated with WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”).

WisdomTree currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define equity securities within a sector. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries. As of September 30, 2025, a significant portion of the Index is comprised of companies in the information technology sector.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

44 WisdomTree Digital Trust Prospectus

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

WisdomTree Digital Trust Prospectus 45

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

46 WisdomTree Digital Trust Prospectus

■	Large-Capitalization Investing Risk. The Fund currently invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

WisdomTree Digital Trust Prospectus 47

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the S&P 500 Index, a broad-based securities market index intended to represent the overall domestic equity market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 15.49%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	10.78%	1Q/2024
Lowest Return	3.33%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

48 WisdomTree Digital Trust Prospectus

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree 500 Digital Fund	1 Year	Since Inception January 18, 2023
Return Before Taxes Based on NAV	26.79%	26.33%
Return After Taxes on Distributions	26.43%	25.92%
Return After Taxes on Distributions and Sale of Fund Shares	16.09%	20.49%
WisdomTree 500 Index (TR) (Reflects no deduction for fees, expenses or taxes)	26.88%	26.36%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	25.02%	24.82%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker Smith has served as portfolio manager of the Fund since its inception.

David France has served as portfolio manager of the Fund since its inception.

Todd Frysinger has served as portfolio manager of the Fund since its inception.

Vlasta Sheremeta has served as portfolio manager of the Fund since its inception.

Michael Stoll has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

WisdomTree Digital Trust Prospectus 49

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

50 WisdomTree Digital Trust Prospectus

WisdomTree Technology and Innovation 100 Digital Fund

Investment Objective

The WisdomTree Technology and Innovation 100 Digital Fund (the “Fund”) seeks to track the performance, before fees and expenses, of the WisdomTree Technology and Innovation 100 Index.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 10	$ 32	$ 56	$ 128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the WisdomTree Technology and Innovation 100 Index (the “Index”) through the use of a representative sampling strategy.

The Index is maintained by WisdomTree, Inc. (“WisdomTree” or the “Index Provider”) and is designed to provide exposure to U.S. exchange-listed companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and innovation. The Index constituents are determined by an Index committee that looks at sub-industries focusing on technology and/or innovation in the following categories: (i) software - companies; (ii) semiconductors - companies that produce semiconductors or semiconductor equipment and technology; (iii) other hardware – other technology hardware companies that produce or develop other equipment or physical elements used in technology infrastructure, devices or components (collectively, “Software and Hardware Companies”); (iv) media & entertainment; (v) biotechnology; (vi) financial technology (fintech) - companies that utilize technology to improve and automate the delivery and use of financial services; (vii) telecommunication services; and (viii) automobile makers. At least 50% of the Index constituent weight will meet the definition of Software and Hardware Companies and such companies will derive at least 50% of their revenue from one or more of the Software and Hardware Companies. The Index Provider is affiliated with WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”).

WisdomTree Digital Trust Prospectus 51

To be eligible for inclusion in the Index, a company must also meet the following criteria as of the Index screening date: (i) have a market capitalization of at least $100 million; and (ii) an average daily dollar trading volume of at least $1 million for each of the preceding three months. The Index is reconstituted and rebalanced on an annual basis to include the top 100 companies by market capitalization that are U.S. exchange listed that meet the foregoing criteria. Constituents are weighted using modified market capitalization. At reconstitution, single constituent weights will be capped at 13% while the combined exposure of companies exceeding 5% will be capped at 40%. The Fund will publicly disclose its portfolio holdings daily. The Fund may be required to purchase or sell portfolio assets to track the Index as the Index reconstitutes and rebalances and/or in order to meet investor purchase or redemption requests. As a result, the Fund will engage in frequent trading of portfolio securities.

WisdomTree currently uses Standard & Poor’s Global Industry Classification Standards (“S&P GICS”) to define equity securities within a sector. A sector is comprised of multiple industries. For example, the energy sector is comprised of companies in, among others, the natural gas, oil and petroleum industries. As of September 30, 2025, a significant portion of the Index is comprised of companies in the communication services and information technology sectors.

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

52 WisdomTree Digital Trust Prospectus

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

WisdomTree Digital Trust Prospectus 53

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

■	Large-Capitalization Investing Risk. The Fund currently invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Communication Services Sector Risk. The Fund currently invests a significant portion of its assets in the communication services sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The communication services sector consists of companies that facilitate communication and offer content and information through various types of media. These companies include, for example, telecom companies, such as wireless and fixed-line telecommunications service providers, media companies, such as broadcasters, advertisers, publishers, cable and satellite companies, and companies in the movie industry, and other companies that provide internet software, on-line services social media platforms, video games, and digital entertainment. This sector can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

54 WisdomTree Digital Trust Prospectus

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

WisdomTree Digital Trust Prospectus 55

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Index and the S&P 500 Index, a broad-based securities market index intended to represent the overall domestic equity market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 19.37%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	12.93%	1Q/2024
Lowest Return	3.16%	3Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Technology and Innovation 100 Digital Fund	1 Year	Since Inception January 18, 2023
Return Before Taxes Based on NAV	35.89%	44.50%
Return After Taxes on Distributions	35.61%	43.02%
Return After Taxes on Distributions and Sale of Fund Shares	21.39%	34.46%
WisdomTree Technology and Innovation 100 Index (TR) (Reflects no deduction for fees, expenses or taxes)	36.09%	44.47%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	25.02%	24.82%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker Smith has served as portfolio manager of the Fund since its inception.

David France has served as portfolio manager of the Fund since its inception.

Todd Frysinger has served as portfolio manager of the Fund since its inception.

56 WisdomTree Digital Trust Prospectus

Vlasta Sheremeta has served as portfolio manager of the Fund since its inception.

Michael Stoll has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

WisdomTree Digital Trust Prospectus 57

WisdomTree Short-Duration Income Digital Fund

Investment Objective

The WisdomTree Short-Duration Income Digital Fund (the “Fund”) seeks income consistent with the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.25%[1]
Total Annual Fund Operating Expenses	0.40%

[1]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 41	$ 128	$ 224	$ 505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by utilizing an asset allocation strategy investing primarily in exchange-traded funds (“ETFs”) (each, an “Underlying Fund”) that provide exposure to short-duration fixed income securities that WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) believes will generate income consistent with the preservation of capital. Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates. The Underlying Funds are expected to primarily invest in U.S. government bonds and corporate bonds (including high yield bonds, commonly referred to as “junk bonds”), as well as mortgage-backed securities and other mortgage-related products, with an average duration of three years or shorter. Such investments include mortgage-related fixed income securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Underlying Funds are expected to consist primarily (if not entirely) of ETFs managed by an affiliate of the Adviser unless there is no such ETF that is consistent with the desired allocation in implementing the Fund’s strategy.

58 WisdomTree Digital Trust Prospectus

Generally, the Underlying Funds comprising the Fund’s portfolio will be added, removed or re-weighted quarterly, although a more active approach may be taken depending on factors such as market conditions, investment opportunities or if the Underlying Funds are exhibiting a higher duration than desired, which may lead to frequent trading, cause the number of Fund holdings to vary, and increase the Fund’s portfolio turnover rate. Asset allocations may fluctuate over time and may occur with different frequencies, and the Adviser may change the asset class allocations, Underlying Funds or the target weightings in the Underlying Funds in its discretion and without notice to, or approval by, shareholders.

The Fund’s asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser. In constructing the Fund’s asset allocation, the Adviser will leverage research and asset allocation models constructed and maintained by WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) (“WisdomTree”) or other affiliates of the Adviser.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

WisdomTree Digital Trust Prospectus 59

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. Because the Fund invests primarily in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds in which it invests. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

60 WisdomTree Digital Trust Prospectus

■	Investments in Underlying Funds Risk. The Fund’s investment performance and risks will be directly related to the investment performance and risks of Underlying Funds. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the Underlying Funds in addition to the Fund’s expenses.

■	Conflicts of Interest Relating to Investment in Affiliated Funds Risk. The Fund’s asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser and Underlying Funds are expected to consist primarily (if not entirely) of WisdomTree ETFs managed by an affiliate of the Adviser unless there is no such ETF that is consistent with the desired asset allocation within the Fund’s strategy. As a result, the Adviser is subject to a potential conflict of interest in doing so because the Adviser is affiliated with the investment manager to such Underlying Funds and the advisory fees paid by such Underlying Funds managed by the affiliated investment manager may be higher than fees paid by other funds managed by unaffiliated investment managers. Further, the Adviser and Sub-Adviser have an incentive to allocate investments to the WisdomTree ETFs in order to generate additional fees for themselves or their affiliate.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

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■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

Indirect Risks Through Investment in Underlying Funds

The Fund will principally invest in Underlying Funds, and thereby will obtain exposure to the investments described below, as applicable, through such Underlying Funds as opposed to investing directly in such investments.

■	Underlying Fund Risk. Underlying Funds, which are expected to consist of ETFs, are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an Underlying Fund trades at a premium or discount to its net asset value. Underlying Funds also involve the risk that an active trading market for an Underlying Fund’s shares may not develop or be maintained. Similarly, because the value of Underlying Fund shares depends on the demand in the market, the Fund may not be able to purchase or sell an Underlying Fund at the most optimal time, which could adversely affect the Fund’s performance. The Fund’s asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser and Underlying Funds are expected to consist primarily (if not entirely) of Underlying Funds managed by an affiliate of the Adviser unless there is no such ETF that is consistent with the desired asset allocation within the Fund’s strategy. As a result, the Adviser is subject to a potential conflict of interest in doing so because the Adviser is affiliated with the investment manager to such Underlying Funds and the advisory fees paid by such Underlying Funds managed by the affiliated investment manager may be higher than fees paid by other funds managed by unaffiliated investment managers.

■	High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■	Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage-and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss.

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund's income to fluctuate.

62 WisdomTree Digital Trust Prospectus

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the Bloomberg Aggregate U.S. Bond Index, a broad-based securities market index intended to represent the overall domestic fixed income market. Performance also is shown for the Bloomberg U.S. Short Aggregate Composite Index and Bloomberg U.S. Short Aggregate Enhanced Yield Index, each of which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 5.04%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	3.46%	3Q/2024
Lowest Return	(0.31)%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

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Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Short-Duration Income Digital Fund	1 Year	Since Inception January 18, 2023
Return Before Taxes Based on NAV	4.77%	4.77%
Return After Taxes on Distributions	2.93%	3.00%
Return After Taxes on Distributions and Sale of Fund Shares	2.81%	2.89%
Bloomberg U.S. Short Aggregate Enhanced Yield Index (Reflects no deduction for fees, expenses or taxes)	4.49%	4.17%
Bloomberg U.S. Short Aggregate Composite Index (Reflects no deduction for fees, expenses or taxes)	3.77%	3.63%
Bloomberg U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	1.25%	1.58%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund’s asset allocation is constructed by the Adviser and implemented by the Sub-Adviser. The Fund is managed by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker Smith has served as portfolio manager of the Fund since its inception.

David France has served as portfolio manager of the Fund since its inception.

Todd Frysinger has served as portfolio manager of the Fund since its inception.

Vlasta Sheremeta has served as portfolio manager of the Fund since its inception.

Michael Stoll has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

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Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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WisdomTree Siegel Global Equity Digital Fund

Investment Objective

The WisdomTree Siegel Global Equity Digital Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.25%[1]
Total Annual Fund Operating Expenses	0.40%

[1]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 41	$ 128	$ 224	$ 505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by utilizing an asset allocation strategy. The asset allocation strategy implemented by WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”), as further discussed below, will leverage research insights (“Insights”) from Dr. Jeremy Siegel, Professor Emeritus of Finance at the Wharton School and Senior Economist to WisdomTree, Inc., the parent company of the Adviser. As Senior Economist, Professor Siegel provides consultation and information to WisdomTree, Inc. and its subsidiaries regarding Professor’s Siegel’s academic research, including as it relates to global financial markets, the global economic environment, monetary policy, and interest rates, among other services (“Research”). Professor Siegel does not have any day-to-day responsibility with respect to the Fund.

Under normal circumstances, the Fund will allocate at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, to equity investments (including U.S. and international, and may include emerging markets). It is anticipated that under normal circumstances at least 30% of the Fund’s net assets will be invested in international or global Underlying Funds that provide exposure to non-US investments. The Fund considers non-US investments to be investments in (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which are listed or traded in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States. In addition, in generally seeking higher income generation and market outperformance potential, the allocation to equities focuses on including equities that exhibit higher dividend yields and/or lower valuation ratios (a valuation ratio helps in assessing whether a particular company or companies may be undervalued when comparing the value of such company or companies with a fundamental financial metric, such as company earnings (price-to-earnings), book value (price-to-book), sales (price-to-sales) or cash flow (price-to-cash flow)). It is anticipated that the equity allocation will be primarily invested in the securities of mid-capitalization (generally market capitalizations from $2 billion to $10 billion) and large-capitalization (generally $10 billion or greater) companies.

66 WisdomTree Digital Trust Prospectus

The Fund anticipates that it will predominantly invest in exchange-traded funds (ETFs) in order to achieve its targeted asset allocation exposure and in order to achieve exposure to the underlying investments in the ETFs. The ETFs in which the Fund invests shall be referred to as the “Underlying Funds.” Since the strategies of a significant portion of the ETFs made available by WisdomTree Asset Management, Inc. (“WisdomTree ETFs”), an affiliate of the Adviser, track indexes or have strategies that are consistent with the Insights and Research, it is anticipated that a significant portion of the Underlying Funds (i.e., greater than 50% of the allocation) will include WisdomTree ETFs. The Underlying Funds included in the Fund will also include Underlying Fund(s) managed by third-party advisers. In selecting the ETFs for purchase by the Fund, the Adviser and/or Sub-Adviser may consider the index in which the ETF seeks to track, the trading liquidity and costs of an ETF, and whether or not the ETF permits investment companies to invest in ETFs to greater extent than normally permitted by the 1940 Act. It is also anticipated that the Fund will include between approximately ten (10) to twenty (20) Underlying Funds. The Fund’s asset allocation will generally be reviewed for potential rebalances on a monthly basis. Asset allocations may fluctuate over time and may occur with different frequencies and the Adviser may change the asset class allocations, Underlying Funds or the target weightings in the Underlying Funds in its discretion and without notice to, or approval by shareholders.

The Funds asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser. In constructing the Fund’s asset allocation, in addition to leveraging the Insights and Research, the Adviser will leverage research and asset allocation models constructed and maintained by WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) (“WisdomTree”) or other affiliates of the Adviser.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or digitized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

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In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use an Ethereum-based wallet if registered by the Transfer Agent or its agents in their sole discretion through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital assets and is used to facilitate sending digital assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.”. This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. Because the Fund invests primarily in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds in which it invests. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

■	Investments in Underlying Funds Risk. The Fund’s investment performance and risks will be directly related to the investment performance and risks of Underlying Funds. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the Underlying Funds in addition to the Fund’s expenses.

■	Conflicts of Interest Relating to Investment in Affiliated Funds Risk. The Fund’s asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser and Underlying Funds are expected to consist primarily of WisdomTree ETFs managed by an affiliate of the Adviser unless there is no such ETF that is consistent with the desired asset allocation within the Fund’s strategy. As a result, the Adviser is subject to a potential conflict of interest in doing so because the Adviser is affiliated with the investment manager to such Underlying Funds and the advisory fees paid by such Underlying Funds managed by the affiliated investment manager may be higher than fees paid by other funds managed by unaffiliated investment managers. Further, the Adviser and Sub-Adviser have an incentive to allocate investments to the WisdomTree ETFs in order to generate additional fees for themselves or their affiliate.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

WisdomTree Digital Trust Prospectus 69

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

Indirect Risks Through Investment in Underlying Funds

The Fund will principally invest in Underlying Funds, and thereby will obtain exposure to the investments described below, as applicable, through such Underlying Funds as opposed to investing directly in such investments.

■	Underlying Fund Risk. Underlying Funds, which are expected to consist of ETFs, are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an Underlying Fund trades at a premium or discount to its net asset value. Underlying Funds also involve the risk that an active trading market for an Underlying Fund’s shares may not develop or be maintained. Similarly, because the value of Underlying Fund shares depends on the demand in the market, the Fund may not be able to purchase or sell an Underlying Fund at the most optimal time, which could adversely affect the Fund’s performance.

■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Underlying Funds or the capital resources available for such company’s dividend payments may adversely affect the Fund.

■	Value Investing Risk. Value stocks, as a group, may be out of favor with the market and underperform growth stocks or the overall equity market. Value investing focuses on companies whose stocks appear undervalued, but value stocks may not realize their perceived intrinsic value for extended periods of time or may never realize their perceived intrinsic value.

70 WisdomTree Digital Trust Prospectus

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund currently invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund currently invests significantly in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because medium capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets.

■	Financial Sector Risk. The Fund currently invests significantly in the financial sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financial sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability, cost of capital and impact of inflation.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the MSCI AC World Index, a broad-based securities market index intended to represent the overall international equity market. Performance is also shown for the MSCI ACWI Value Index, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

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The Fund’s year-to-date total return as of September 30, 2025 was 14.38%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	7.04%	1Q/2024
Lowest Return	(2.54)%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Siegel Global Equity Digital Fund	1 Year	Since Inception December 5, 2023
Return Before Taxes Based on NAV	11.89%	16.74%
Return After Taxes on Distributions	11.16%	15.92%
Return After Taxes on Distributions and Sale of Fund Shares	7.53%	12.73%
MSCI AC World Index (Reflects no deduction for fees, expenses or taxes)	17.49%	21.57%
MSCI ACWI Value Index (Reflects no deduction for fees, expenses or taxes)	10.76%	15.39%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund’s asset allocation is constructed by the Adviser and implemented by the Sub-Adviser. The Fund is managed by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker Smith has served as portfolio manager of the Fund since its inception.

David France has served as portfolio manager of the Fund since its inception.

Todd Frysinger has served as portfolio manager of the Fund since its inception.

Vlasta Sheremeta has served as portfolio manager of the Fund since its inception.

Michael Stoll has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

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Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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WisdomTree Siegel Moderate Digital Fund

Investment Objective

The WisdomTree Siegel Moderate Digital Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.25%[1]
Total Annual Fund Operating Expenses	0.40%

[1]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 41	$ 128	$ 224	$ 505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by utilizing an asset allocation strategy. The asset allocation strategy implemented by WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”), as further discussed below, will leverage research insights (“Insights”) from Dr. Jeremy Siegel, Professor Emeritus of Finance at the Wharton School and Senior Economist to WisdomTree, Inc., the parent company of the Adviser. As Senior Economist, Professor Siegel provides consultation and information to WisdomTree, Inc. and its subsidiaries regarding Professor’s Siegel’s academic research, including as it relates to global financial markets, the global economic environment, monetary policy, and interest rates, among other services (“Research”). Professor Siegel does not have any day-to-day responsibility with respect to the Fund.

The Fund’s asset allocation approach, leveraging the Siegel Insights and Research, is designed to follow the traditional 60/40 allocation (i.e., 60% equities/40% fixed income). Accordingly, under normal circumstances, the Fund provides an approximate 60% allocation to equity investments (including U.S. and international, and may include emerging markets). In addition, in generally seeking higher income generation and market outperformance potential, the allocation to equities focuses on including equities that exhibit higher dividend yields and/or lower valuation ratios (a valuation ratio helps in assessing whether a particular company or companies may be undervalued when comparing the value of such company or companies with a fundamental financial metric, such as company earnings (price-to-earnings), book value (price-to-book), sales (price-to-sales) or cash flow (price-to-cash flow)). It is anticipated that the equity allocation will be primarily invested in the securities of mid-capitalization (generally market capitalizations from $2 billion to $10 billion) and large-capitalization (generally $10 billion or greater) companies. The Fund makes the remaining allocation to investments in fixed income in order to provide income generation and diversification. With respect to its investment in fixed income securities, the Fund may invest in domestic or foreign securities, and of any quality, maturity or duration.

74 WisdomTree Digital Trust Prospectus

The Fund anticipates that it will predominantly invest in exchange-traded funds (ETFs) in order to achieve its targeted asset allocation exposure and in order to achieve exposure to the underlying investments in the ETFs. The ETFs in which the Fund invests shall be referred to as the “Underlying Funds.” Since the strategies of a significant portion of the ETFs made available by WisdomTree Asset Management, Inc. (“WisdomTree ETFs”), an affiliate of the Adviser, track indexes or have strategies that are consistent with the Insights and Research, it is anticipated that a significant portion of the Underlying Funds (i.e., greater than 50% of the allocation) will include WisdomTree ETFs. The Underlying Funds included in the Fund will also include Underlying Fund(s) managed by third-party advisers. In selecting the ETFs for purchase by the Fund, the Adviser and/or Sub-Adviser may consider the index in which the ETF seeks to track, the trading liquidity and costs of an ETF, and whether or not the ETF permits investment companies to invest in ETFs to greater extent than normally permitted by the 1940 Act. It is also anticipated that the Fund will include between approximately fifteen (15) to twenty-five (25) Underlying Funds and the Fund’s asset allocation will generally be reviewed for potential rebalances on a monthly basis. Asset allocations may fluctuate over time and may occur with different frequencies, and the Adviser may change the asset class allocations, Underlying Funds or the target weightings in the Underlying Funds in its discretion and without notice to, or approval by shareholders.

The Funds asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser. In constructing the Fund’s asset allocation, in addition to leveraging the Insights and Research, the Adviser will leverage research and asset allocation models constructed and maintained by WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) (“WisdomTree”) or other affiliates of the Adviser.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or digitized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

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In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use an Ethereum-based wallet if registered by the Transfer Agent or its agents in their sole discretion through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital assets and is used to facilitate sending digital assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.”. This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. Because the Fund invests primarily in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds in which it invests. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

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■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

■	Investments in Underlying Funds Risk. The Fund’s investment performance and risks will be directly related to the investment performance and risks of Underlying Funds. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the Underlying Funds in addition to the Fund’s expenses.

■	Conflicts of Interest Relating to Investment in Affiliated Funds Risk. The Fund’s asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser and Underlying Funds are expected to consist primarily of WisdomTree ETFs managed by an affiliate of the Adviser unless there is no such ETF that is consistent with the desired asset allocation within the Fund’s strategy. As a result, the Adviser is subject to a potential conflict of interest in doing so because the Adviser is affiliated with the investment manager to such Underlying Funds and the advisory fees paid by such Underlying Funds managed by the affiliated investment manager may be higher than fees paid by other funds managed by unaffiliated investment managers. Further, the Adviser and Sub-Adviser have an incentive to allocate investments to the WisdomTree ETFs in order to generate additional fees for themselves or their affiliate.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

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■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

Indirect Risks Through Investment in Underlying Funds

The Fund will principally invest in Underlying Funds, and thereby will obtain exposure to the investments described below, as applicable, through such Underlying Funds as opposed to investing directly in such investments.

■	Underlying Fund Risk. Underlying Funds, which are expected to consist of ETFs, are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an Underlying Fund trades at a premium or discount to its net asset value. Underlying Funds also involve the risk that an active trading market for an Underlying Fund’s shares may not develop or be maintained. Similarly, because the value of Underlying Fund shares depends on the demand in the market, the Fund may not be able to purchase or sell an Underlying Fund at the most optimal time, which could adversely affect the Fund’s performance.

■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Underlying Funds or the capital resources available for such company’s dividend payments may adversely affect the Fund.

■	Value Investing Risk. Value stocks, as a group, may be out of favor with the market and underperform growth stocks or the overall equity market. Value investing focuses on companies whose stocks appear undervalued, but value stocks may not realize their perceived intrinsic value for extended periods of time or may never realize their perceived intrinsic value.

■	Financial Sector Risk. The Fund currently invests significantly in the financial sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financial sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability, cost of capital and impact of inflation.

78 WisdomTree Digital Trust Prospectus

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund currently invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund currently invests significantly in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because medium capitalization companies are more mature and are subject to slower growth during economic expansion.

■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the S&P 500 Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the 60% MSCI ACWI Value Index/40% Bloomberg U.S. Aggregate Bond Index Composite, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

WisdomTree Digital Trust Prospectus 79

The Fund’s year-to-date total return as of September 30, 2025 was 11.66%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.08%	3Q/2024
Lowest Return	(2.87)%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Siegel Moderate Digital Fund	1 Year	Since Inception December 6, 2023
Return Before Taxes Based on NAV	7.42%	11.33%
Return After Taxes on Distributions	6.19%	9.97%
Return After Taxes on Distributions and Sale of Fund Shares	4.68%	8.25%
60% MSCI ACWI Value Index/40% Bloomberg U.S. Aggregate Bond Index Composite (Reflects no deduction for fees, expenses or taxes)	6.91%	10.60%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	25.02%	28.31%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund’s asset allocation is constructed by the Adviser and implemented by the Sub-Adviser. The Fund is managed by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker Smith has served as portfolio manager of the Fund since its inception.

David France has served as portfolio manager of the Fund since its inception.

Todd Frysinger has served as portfolio manager of the Fund since its inception.

Vlasta Sheremeta has served as portfolio manager of the Fund since its inception.

Michael Stoll has served as portfolio manager of the Fund since its inception.

80 WisdomTree Digital Trust Prospectus

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

WisdomTree Digital Trust Prospectus 81

WisdomTree Siegel Longevity Digital Fund

Investment Objective

The WisdomTree Siegel Longevity Digital Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.27%[1]
Total Annual Fund Operating Expenses	0.42%

[1]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 43	$ 135	$ 235	$ 530

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment objective by utilizing an asset allocation strategy. The asset allocation strategy implemented by WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”), as further discussed below, will leverage research insights (“Insights”) from Dr. Jeremy Siegel, Professor Emeritus of Finance at the Wharton School and Senior Economist to WisdomTree, Inc., the parent company of the Adviser. As Senior Economist, Professor Siegel provides consultation and information to WisdomTree, Inc. and its subsidiaries regarding Professor’s Siegel’s academic research, including as it relates to global financial markets, the global economic environment, monetary policy, and interest rates, among other services (“Research”). Professor Siegel does not have any day-to-day responsibility with respect to the Fund.

The Fund’s asset allocation approach, leveraging the Siegel Insights and Research, is designed to challenge the more traditional 60/40 allocation (i.e., 60% equities/40% fixed income) by weighting the allocation more toward equities. This approach seeks to improve the potential for outperformance over a longer time horizon (i.e., greater than ten years) in order to address increased longevity as people are generally living longer. Accordingly, under normal circumstances, the Fund provides a greater than 60% allocation to equity investments (including U.S. and international, and may include emerging markets) and generally between a 60% to 80% equity allocation. In addition, in generally seeking higher income generation and market outperformance potential, the allocation to equities also focuses on including equities that exhibit higher dividend yields and/or lower valuation ratios (a valuation ratio helps in assessing whether a particular company or companies may be undervalued when comparing the value of such company or companies with a fundamental financial metric, such as company earnings (price-to-earnings), book value (price-to-book), sales (price-to-sales) or cash flow (price-to-cash flow)). It is anticipated that the equity allocation will be primarily invested in the securities of mid-capitalization (generally market capitalizations from $2 billion to $10 billion) and large-capitalization (generally $10 billion or greater) companies. The Fund makes the remaining allocation to investments in fixed income and/or alternatives (e.g., exposure to commodities, currencies, or futures contract strategies) in order to provide income generation and diversification. With respect to its investment in fixed income securities, the Fund may invest in domestic or foreign securities, and of any quality, maturity or duration.

82 WisdomTree Digital Trust Prospectus

The Fund anticipates that it will predominantly invest in exchange-traded funds (ETFs) in order to achieve its targeted asset allocation exposure and in order to achieve exposure to the underlying investments in the ETFs. The ETFs in which the Fund invests shall be referred to as the “Underlying Funds.” Since the strategies of a significant portion of the ETFs made available by WisdomTree Asset Management, Inc. (“WisdomTree ETFs”), an affiliate of the Adviser, track indexes or have strategies that are consistent with the Insights and Research, it is anticipated that a significant portion of the Underlying Funds (i.e., greater than 50% of the allocation) will include WisdomTree ETFs. The Underlying Funds included in the Fund will also include Underlying Funds managed by third-party advisers. In selecting the ETFs for purchase by the Fund, the Adviser and/or Sub-Adviser may consider the index in which the ETF seeks to track, the trading liquidity and costs of an ETF, and whether or not the ETF permits investment companies to invest in ETFs to greater extent than normally permitted by the 1940 Act. It is also anticipated that the Fund will include between approximately ten (10) to twenty (20) Underlying Funds and the Fund’s asset allocation will generally be reviewed for potential rebalances on a monthly basis. Asset allocations may fluctuate over time and may occur with different frequencies, and the Adviser may change the asset class allocations, Underlying Funds or the target weightings in the Underlying Funds in its discretion and without notice to, or approval by shareholders, although it is anticipated that the Fund will have less overweight to equities to the extent the Adviser views the equity markets as being less favorable for outperformance.

The Funds asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser. In constructing the Fund’s asset allocation, in addition to leveraging the Insights and Research, the Adviser will leverage research and asset allocation models constructed and maintained by WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) (“WisdomTree”) or other affiliates of the Adviser.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or digitized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

WisdomTree Digital Trust Prospectus 83

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use an Ethereum-based wallet if registered by the Transfer Agent or its agents in their sole discretion through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital assets and is used to facilitate sending digital assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.”. This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

84 WisdomTree Digital Trust Prospectus

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. Because the Fund invests primarily in Underlying Funds, the Fund is subject to the risks associated with the Underlying Funds in which it invests. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

■	Investments in Underlying Funds Risk. The Fund’s investment performance and risks will be directly related to the investment performance and risks of Underlying Funds. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives. Fund shareholders indirectly bear a proportionate share of the fees and expenses of the Underlying Funds in addition to the Fund’s expenses.

■	Conflicts of Interest Relating to Investment in Affiliated Funds Risk. The Fund’s asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser and Underlying Funds are expected to consist primarily of WisdomTree ETFs managed by an affiliate of the Adviser unless there is no such ETF that is consistent with the desired asset allocation within the Fund’s strategy. As a result, the Adviser is subject to a potential conflict of interest in doing so because the Adviser is affiliated with the investment manager to such Underlying Funds and the advisory fees paid by such Underlying Funds managed by the affiliated investment manager may be higher than fees paid by other funds managed by unaffiliated investment managers. Further, the Adviser and Sub-Adviser have an incentive to allocate investments to the WisdomTree ETFs in order to generate additional fees for themselves or their affiliate.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

WisdomTree Digital Trust Prospectus 85

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Portfolio Turnover Risk. Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and the distribution of additional capital gains, which generate greater tax liabilities for shareholders. These factors may negatively affect the Fund’s performance.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

Indirect Risks Through Investment in Underlying Funds

The Fund will principally invest in Underlying Funds, and thereby will obtain exposure to the investments described below, as applicable, through such Underlying Funds as opposed to investing directly in such investments.

■	Underlying Fund Risk. Underlying Funds, which are expected to consist of ETFs, are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an Underlying Fund trades at a premium or discount to its net asset value. Underlying Funds also involve the risk that an active trading market for an Underlying Fund’s shares may not develop or be maintained. Similarly, because the value of Underlying Fund shares depends on the demand in the market, the Fund may not be able to purchase or sell an Underlying Fund at the most optimal time, which could adversely affect the Fund’s performance.

■	Alternatives Investment Risk. The value of commodities and commodity-linked derivative instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. The prices of commodities and commodity-related investments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. Currency exchange rates can be very volatile and can change quickly and unpredictably. Exposure to the foregoing is generally gained by investment in a futures contract, whether long or short, which is a derivative instrument. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments.

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■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Underlying Funds or the capital resources available for such company’s dividend payments may adversely affect the Fund.

■	Value Investing Risk. Value stocks, as a group, may be out of favor with the market and underperform growth stocks or the overall equity market. Value investing focuses on companies whose stocks appear undervalued, but value stocks may not realize their perceived intrinsic value for extended periods of time or may never realize their perceived intrinsic value.

■	Financial Sector Risk. The Fund currently invests significantly in the financial sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The financial sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability, cost of capital and impact of inflation.

■	Income Risk. The Fund is subject to the risk that its income will decline because of falling interest rates.

■	Information Technology Sector Risk. The Fund currently invests a significant portion of its assets in the information technology sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large-Capitalization Investing Risk. The Fund currently invests primarily in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of smaller capitalization companies or the market as a whole. Large-capitalization companies may adapt more slowly to new competitive challenges and be subject to slower growth during times of economic expansion.

■	Mid-Capitalization Investing Risk. The Fund currently invests significantly in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of these companies underperform securities of other capitalization ranges or the market as a whole. Securities of mid-capitalization companies are often less stable and more vulnerable to market volatility and adverse economic developments than securities of larger companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because medium capitalization companies are more mature and are subject to slower growth during economic expansion.

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■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets.

Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the S&P 500 Index, a broad-based securities market index intended to represent the overall domestic equity market. Performance is also shown for the 75% MSCI ACWI Value Index/25% Bloomberg U.S. Aggregate Bond Index Composite, which more closely represents the investment exposure sought by the Fund. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

The Fund’s year-to-date total return as of September 30, 2025 was 12.22%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	5.98%	3Q/2024
Lowest Return	(2.49)%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Siegel Longevity Digital Fund	1 Year	Since Inception December 5, 2023
Return Before Taxes Based on NAV	9.05%	13.10%
Return After Taxes on Distributions	7.88%	11.79%
Return After Taxes on Distributions and Sale of Fund Shares	5.75%	9.68%
75% MSCI ACWI Value Index/25% Bloomberg U.S. Aggregate Bond Index Composite (Reflects no deduction for fees, expenses or taxes)	8.35%	12.38%
S&P 500 Index (Reflects no deduction for fees, expenses or taxes)	25.02%	28.31%

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Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund’s asset allocation is constructed by the Adviser and implemented by the Sub-Adviser. The Fund is managed by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker Smith has served as portfolio manager of the Fund since its inception.

David France has served as portfolio manager of the Fund since its inception.

Todd Frysinger has served as portfolio manager of the Fund since its inception.

Vlasta Sheremeta has served as portfolio manager of the Fund since its inception.

Michael Stoll has served as portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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WisdomTree Equity Premium Income Digital Fund

Investment Objective

The WisdomTree Equity Premium Income Digital Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Volos U.S. Large Cap Target 2.5% PutWrite Index (the "Index").

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Total Annual Fund Operating Expenses	0.44%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 45	$ 141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is new, so it has no portfolio turnover as of the date of this prospectus.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” - or indexing - investment approach designed to track the performance of the Index. The Fund generally expects to invest in investments whose risk, return, and other characteristics resemble the risk, return, and other characteristics of the constituents of the Index or the Index as a whole. The Fund also may invest in a sample of the constituents of the Index whose risk, return, and other characteristics resemble those of the Index as a whole.

The Index is provided by Volos Portfolio Solutions, Inc. (“Volos” or the “Index Provider”). The Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of (1) selling (or “writing”) put options on the SPDR S&P 500® ETF Trust (“SPY”) (the “SPY Puts”) and (2) a cash collateral account that accrues interest at a theoretical three-month Treasury bill rate on a daily basis. SPY Puts are derivative instruments that typically rise in value when the price of SPY falls because SPY Puts are options to sell SPY at a designated strike price. All SPY Puts are exchange-listed standardized options. The Index’s put option sales strategy is designed to generate income when SPY exhibits neutral to positive performance with low volatility, as such performance is expected to decrease the hypothetical price of the sold SPY Puts. The Index selects SPY Puts that target a premium of 2.5% (i.e., the SPY Put costs approximately 2.5% of the official daily price of SPY). At any given time, the Index references two SPY Puts with expiration dates that are two weeks apart.

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In seeking to track the price and yield performance, before fees and expenses, of the Index, the Fund expects to sell put options on the S&P 500® Index (“Index Options”) and hold U.S. Treasury bills. The Fund also may use SPY Puts and any other call or put option or futures contracts WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) or Newton Investment Management North America, LLC (“NIMNA” or the “Sub-Adviser”) believes will enable the Fund to implement its investment strategy and achieve its investment objective. By selling an Index Option, the Fund receives a premium from the option buyer. The premium will increase the Fund’s return if the sold Index Option has decreased in price on the Roll Date (as defined below) relative to the premium received by the Fund from writing the Index Option. The Index Option will decrease in price if the S&P 500® Index experiences positive performance because the Index Option is more valuable when the value of the S&P 500® Index decreases and/or experiences high volatility. If, however, the price of the sold Index Option increases compared to the price of the Index Option when written by the Fund (e.g., in response to the S&P 500® Index decreasing in value and/or experiencing high volatility), the Fund pays the buyer the difference between the Index Option price on the Roll Date and the Index Option price when written by the Fund. The Fund’s sale of cash-secured Index Options serves to partially offset a decline in the value of the S&P 500® Index to the extent of the premiums received. However, if the value of the S&P 500® Index increases beyond the premiums received, Fund returns would not be expected to increase accordingly. The Fund’s potential return is limited to the amount of the option premiums it receives. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments that seek to provide the Fund with premium income related to selling derivative contracts on equity securities or equity indexes or will invest in other instruments that provide similar economic characteristics.

The Index Options sold by the Fund are selected to target a premium of 2.5% (i.e., the cash received by the Fund from the buyer of the Index Option is approximately 2.5% of the daily value of the S&P 500® Index). At any given time, the Fund holds at least two Index Options (or other investments designed to achieve the same effect) with different expiration dates. The Fund generally closes out the Index Options prior to their expiration dates, and newly selected Index Options are sold by the Fund on the same day (the “Roll Date”) in a process known as “rolling”. Rolling refers to the practice of closing out one options position and opening another with a different expiration date and/or a different strike price. When an Index Option is closed out by the Fund on the Roll Date, the Fund generally selects a new Index Option with a target expiration date in the following month. Each new Index Option will also have a strike price that is the higher of (i) the “at the money” strike price (i.e., a strike price that is closest to but greater than the current market value of the S&P 500® Index), or (ii) the strike price for an Index Option that has a premium closest to 2.5%.

By following the Index’s put option sales strategy, as described above, the Fund expects to operate in a manner similar to, and subject to the same risks as, the Index. The number of Index Options sold by the Fund varies but is limited by the amount held by the Fund in U.S. Treasury bills. At each Roll Date, any settlement from the existing Index Options is paid from the U.S. Treasury bills investment proceeds and new Index Options are sold. The revenue from their sale is added to the Fund’s U.S. Treasury bills account.

The Fund is managed in a way that seeks, under normal circumstances, to provide monthly distributions at a relatively stable level.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

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In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Assignment Risk. In response to a notification of an option holder’s desire to exercise the option held, the Options Clearing Corporation (“OCC”) may randomly assign the exercise notice to a clearing member, which must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that particular option. If the Fund is assigned an exercise notice, the Fund pays the buyer the difference between the Index Option price on the exercise date and the Index Option price when written by the Fund. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track the Index.

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

■	Call Options Risk. Call options may be subject to volatile swings in price influenced by changes in the value of the underlying asset. The call options purchased by the Fund may have imperfect correlation to the returns of their underlying assets. If the price of the underlying asset’s shares do not appreciate above the strike price prior to the expiration date, the Fund may lose the entire amount of the premium that it paid for the call options. With respect to call options written (sold) by the Fund, if the price of the underlying asset’s shares appreciate above the strike price prior to the expiration date, the Fund’s losses may outweigh the gains to the Fund from the receipt of options premiums.

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■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Derivatives Risk. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as a commodity, index, interest rate or inflation rate. Generally, derivatives are sophisticated investments that may pose risks that are different from or greater than those posed by investing directly in the underlying reference asset. For example, the return on a derivative instrument may not correlate with that of its underlying reference asset, and minimal requisite initial investments necessary to purchase derivatives positions may expose the Fund to losses in excess of those amounts. Derivatives also can be volatile and may be less liquid than other investments. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money. The Fund expects to use put options to implement its principal investment strategies. Other risks specific to put options, as well as other risks of derivatives, generally, such as counterparty and issuer credit risk, interest rate risk, market risk and issuer-specific risk, are described in greater detail elsewhere in the Fund’s Prospectus.

■	Equity Securities Risk. Equity securities may be more volatile than other asset classes, and their market prices may change quickly and without warning. The value of an equity security may decrease as a result of the issuer or due to general industry or market conditions unrelated to the issuer. If the value of equity securities included in the S&P 500® Index decreases or fluctuates, causing the value of the S&P 500® Index on the Roll Date to fall below the strike price of the Index Options sold by the Fund, the NAV of the Fund will decrease or fluctuate, respectively, as the Index Options increase in value to their owners.

■	Futures Contracts Risk. A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified currency, commodity, security or other instrument at a future price and time. The risks of futures contracts include but are not limited to: (1) the success of the adviser’s and sub-adviser’s ability to predict movements in the prices of individual currencies, commodities or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies, commodities or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Implied Volatility Risk. Upon selling an Index Option, the Fund gains the amount of premium it receives; however, the Fund also incurs a liability that represents the value of the Index Option it has sold until the Index Option is exercised or expires. The value of the Index Options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Consequently, increases in the implied volatility of the Index Options will cause the value of such options to increase (even if the prices of stocks in the S&P 500® Index do not change), which will result in a corresponding increase in the liabilities of the Fund under the Index Options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the Index Options expire or are struck at-the-money. The implied volatility of the Index Options sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries of companies included in the S&P 500® Index, or factors relating to certain of those companies.

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■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Limited Upside Return Risk. By virtue of its put option sales strategy, Fund returns will be subject to an upside limitation on returns attributable to the S&P 500® Index, and the Fund will not participate in gains beyond such upside limitation. In the event an investor purchases Fund shares between Roll Dates, and the value of the S&P 500® Index falls to a level near or below the strike price, there may be little or no ability for that investor to experience a gain on an investment in Fund shares until the next Roll Date.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Purchase and Sale Timing Risk. Although the Fund seeks to implement a strategy similar to that used by the Index, the Fund has multiple Roll Dates each month and, as a result, no matter when an investor purchases Fund shares, even on a Roll Date, the value of the investor’s investment in the Fund may not be protected against a decline in the value of the S&P 500® Index and may not benefit from a gain in the value of the S&P 500® Index. Investors may lose money if the S&P 500® Index increases, and the premium collected from selling an Index Option is insufficient to cover the S&P 500® Index gains. The value of the options written by the Fund is dependent on various factors, including, but not limited to, the value and implied volatility of the S&P 500® Index. Each of these factors may vary significantly during the period between Roll Dates and affect the Fund’s ability to achieve its investment objective between Roll Dates.

■	Put Options Risk. Options may be subject to volatile swings in price influenced by changes in the value of the underlying instrument. The Fund assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument when it writes a put option. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options as of the Roll Date (i.e., the Fund, as the seller of the put option, owes the buyer of the put option). Put options, including the Index Options, sold by the Fund may have imperfect correlation to the returns of the reference asset. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses. The Fund’s potential return is limited to the amount of option premiums it receives; however, the Fund can potentially lose up to the entire strike price of each option it sells.

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■	Return of Capital Risk. The Fund expects to make monthly distributions regardless of its performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.

■	Rolling Risk. The Fund’s investment strategy is subject to risks related to rolling. To the extent the Fund’s portfolio managers are unable to roll the Index Options as described in the Fund’s principal investment strategy, the Fund may be unable to achieve its investment objective. In addition, because of the frequency with which the Fund expects to roll option contracts, this risk may be greater than the impact would otherwise be if the Fund experienced less portfolio turnover. The price of options contracts further from expiration may be higher, which can impact the Fund’s returns.

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Performance

Because the Fund is new, it does not have a full calendar year of performance information. When the Fund has been in operation for a full calendar year, performance information will be shown. You can obtain updated performance information by accessing the information through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation serves as sub-adviser to the Fund.

Portfolio Managers

The Fund’s asset allocation is constructed by the Adviser and implemented by the Sub-Adviser. The Fund is managed by NIMNA’s Multi-Asset Solutions Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

James Stavena, Head of Portfolio Management, Multi-Asset Solutions, has been a portfolio manager of the Fund since its inception.

Torrey Zaches, a Portfolio Manager, Multi-Asset Solutions team, has been a portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

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Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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WisdomTree Private Credit and Alternative Income Digital Fund

Investment Objective

The WisdomTree Private Credit and Alternative Income Digital Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Gapstow Private Credit and Alternative Income Index (the "Index").

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Acquired Fund Fees and Expenses	3.66%[1]
Total Annual Fund Operating Expenses	4.16%[2]

[1]	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.
[2]	The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$ 418	$ 1,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is new, so it has no portfolio turnover as of the date of this prospectus.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents.

The Index is provided by Gapstow Capital Partners, L.P. (the “Index Provider”) and is designed to provide diversified exposure to private credit and other alternative credit investments. The Index is comprised of registered closed-end investment companies (“CEFs”), including CEFs that have elected to be regulated as “business development companies” (“BDCs” and, together with CEFs, the “Underlying Funds”) under the Investment Company Act of 1940 (the “1940 Act”), and real estate investment trusts (“REITs” and, together with Underlying Funds, the “Vehicles”) that are listed and publicly traded on a major U.S. stock exchange.

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To be eligible for inclusion in the Index, a Vehicle must: (i) be registered under the Securities Act of 1933, as amended (the “Securities Act”), (ii) be listed and publicly traded on a major U.S. stock exchange, (iii) have intra-day pricing provided by such exchange, (iv) have traded for at least the most recent 90 calendar days, (v) have a permanent capital structure (i.e., Vehicles that have a relatively stable number of shares outstanding, such as a CEF that rarely issues new shares or redeems existing shares), (vi) be perpetual (i.e., without set maturity or termination dates such as target or term funds), (vii) not invest primarily in other Vehicles (e.g., not be a CEF that invests primarily in other CEFs), (viii) have a stated objective of investing primarily in private credit loans (including corporate loans, commercial real estate loans, and non-agency residential mortgages) or other forms of alternative credit investments (including public high-yield corporate bonds (“junk bonds”), broadly-syndicated loans, collateralized loan obligations, mortgage-backed securities, and other asset-backed securities), (ix) have a six-month average daily market capitalization of greater than $100 million, and (x) have a six-month average daily trading volume greater than $750,000.

Vehicles meeting the foregoing requirements are classified based on the Vehicle’s investment holdings in the following private credit and alternative credit sectors: (i) private corporate lending, (ii) commercial real estate lending, (iii) non-agency real estate debt, (iv) public corporate debt, (v) agency real estate debt, and (vi) multi-sector alternative credit. The number of Vehicles representing each sector in the Index may vary. On each rebalancing date, the Index seeks to allocate its assets across private credit investments and alternative credit investments such that at least 60% of the constituent Vehicles are focused on private credit investments (private corporate lending, commercial real estate lending, and non-agency real estate debt) and the remaining constituent Vehicles are focused primarily on other alternative credit investments. The allocation of constituents in the Index may vary from this target allocation between rebalancing dates.

At the time of inclusion in the Index, at least 75% of a Vehicle’s investment holdings must provide exposure to a foregoing sector to be classified within that sector. Within each sector, eligible Vehicles are selected based on market capitalization until the desired allocation is achieved. The Index seeks to include approximately 30 Vehicles at the time of rebalance. The number of constituent Vehicles may vary in response to market conditions and other factors considered by the Index Provider.

Constituents in the Index are equal-weighted. The Index is rebalanced quarterly and reconstituted semi-annually.

To the extent the Index is concentrated in the securities of companies assigned to a particular industry or group of industries, the Fund will seek to concentrate its investments in (i.e., hold more than 25% of its assets) in such industry or group of industries to approximately the same extent as the Index.

Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

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In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

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Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	BDC Investing Risk. Federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies, and BDCs are subject to high failure rates among the companies in which they invest. BDCs may have relatively concentrated portfolios, which include a small number of investments. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors, which may potentially result in material differences between a BDC’s NAV and its market price. As a result, shares of BDCs may trade at a discount from their NAV. There can be no assurance that the market discount on shares of any BDC purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such BDC, thereby adversely affecting the Fund’s NAV.

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

■	CEF Investing Risk. The value of the underlying securities held by a CEF could decrease or the portfolio could become illiquid. CEFs that are financially leveraged may create an opportunity for greater total return, but with more volatility than other investments, and greater potential for loss. Shares of CEFs frequently trade at a discount from their NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEF, thereby adversely affecting the Fund’s NAV.

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■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Dividend Paying Securities Risk. Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Underlying Funds or the capital resources available for such company’s dividend payments may adversely affect the Fund.

■	Geopolitical Risk. The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility, disrupt the orderly functioning of securities markets generally, and have adverse long-term effects on the U.S. and world economies, each of which may negatively impact the Fund’s investments.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. There is also no assurance that the Index Provider will determine, compose or calculate the Index accurately. The Index Provider has the right to make adjustments to the Index, or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Index, as well as the Fund and its shareholders. The potential risk of a continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Funds with higher durations generally are subject to greater interest rate risk. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Market Risk. The trading prices of securities fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Non-Correlation Risk. As with all index funds, the Fund may not provide investment performance matching that of the Index for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by the Index. In addition, when markets are volatile, the ability to sell securities at fair market prices may be adversely affected and may result in additional trading costs and/or increase the non-correlation risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with the Index.

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■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	REIT Investing Risk. By investing in REITs, the Fund will be exposed to the risks of owning real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions and developments, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, U.S. REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the registration requirements of the 1940 Act. REITs may use leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing and could adversely affect a REIT’s operations and market value in periods of rising interest rates. Rising interest rates could result in higher costs of capital for REITs, which could negatively affect a REIT’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Exposure to such real estate may adversely affect Fund performance. In addition, to the extent a REIT has its own expenses, the Fund (and indirectly, its shareholders) will bear its proportionate share of such expenses.

Underlying Investments Risk. Because the Fund invests in Vehicles, its investment performance largely depends on the investment performance of the Vehicles in which it invests. The Fund will pay indirectly a proportional share of the fees and expenses of the Vehicles in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Vehicles may be out of favor and underperform other segments. Investments by the Fund in a Vehicle are subject to, among other risks, the risk that the listing exchange may halt trading of the Vehicle’s shares. In addition, the Fund may be subject to the following risks as a result of investments and strategies pursued by the Vehicles:

■	Adverse Developments in the Debt Capital Markets. Recent market and economic conditions have been unprecedented and challenging. Continued concerns about the systemic impact of inflation, energy supply disruptions, trade disputes, such as tariffs, geopolitical issues, the availability and cost of credit, sovereign debt levels, including U.S. debt levels, the mortgage market and a declining commercial real estate market in the U.S. have contributed to increased market volatility and diminished expectations for the U.S. economy. These conditions, combined with volatile oil prices, declining business and consumer confidence and increased unemployment have contributed to volatility of unprecedented levels. The factors described above have led to an overall reduction in liquidity in the debt capital markets, including sources of liquidity that a Vehicle may wish to utilize. Such conditions could reduce the availability of leverage to a Vehicle, its investments, and potential purchasers of its investments or make such leverage more expensive to obtain, thereby adversely affecting the performance of the Vehicle.

■	Agency Mortgage-Backed Securities Risk. A Vehicle may invest in mortgage-related fixed income securities issued or guaranteed by the U.S. government or its agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the security and are not guaranteed by the U.S. Department of the Treasury or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of FNMA or FHLMC and other agencies that are placed under conservatorship of the U.S. government. GNMA securities are generally backed by the full faith and credit of the U.S. government. Agency mortgage-backed securities may be more sensitive to changes in interest rates than other types of debt securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of agency mortgage-backed securities. Agency mortgage-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Agency mortgage-backed securities can also be subject to the risk of default on the underlying mortgages. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Vehicle to possible loss. These risks may reduce a Vehicle’s returns.

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■	Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of asset-backed securities. Asset-backed securities can also be subject to the risk of default on underlying assets. Asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

■	Collateralized Loan Obligation Risk. A collateralized loan obligation is a trust collateralized by a pool of credit-related assets. Accordingly, collateralized loan obligation securities present risks similar to those of other types of credit investments, including credit and interest rate risks. The extent of these risks depend largely on the type of securities used as collateral and the class of the collateralized loan obligation in which a Vehicle invests. Collateralized loan obligations are typically leveraged, and such leverage will magnify the loss on collateralized loan obligation investments, which may result in investment loss. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if a Vehicle’s investments were not leveraged.

■	High Yield Securities Risk. Higher yielding securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■	Highly Leveraged Portfolio Companies. Certain BDCs in which the Fund invests may invest in highly leveraged portfolio companies with no restriction on the amount of debt the portfolio companies can incur. Substantial indebtedness may add additional risk with respect to a portfolio company, and could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. In some cases, proceeds of debt incurred by a portfolio company could be paid as a dividend to stockholders rather than retained by the portfolio company for its working capital. Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If a portfolio company is unable to generate sufficient cash flow to meet principal and interest payments to its lenders, it may be forced to take other actions to satisfy such obligations under its indebtedness. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of a BDC’s investment(s) in such portfolio company. If such strategies are not successful and do not permit the portfolio company to meet its scheduled debt service obligations, the portfolio company may also be forced into liquidation, dissolution or insolvency, and the value of the BDC’s investment in such portfolio company could be significantly reduced or even eliminated.

■	Illiquid Investments Risk. Illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss. Investments that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

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■	Investment in Private and Middle-Market Investments Risk. Certain Vehicles may make investments in private and middle-market companies, which involve a number of significant risks. Generally, little public information exists about these companies, and if the respective vehicle is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and may lose money. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that a Vehicle holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Vehicle realizing any guarantees the Vehicle may have obtained in connection with the Vehicle’s investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Vehicle’s investment and, in turn, on the Vehicle. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of a Vehicle’s investment may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the portfolio investments and/or perceptions related thereto.

■	Micro-Capitalization Investing Risk. Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Micro cap companies may be less financially secure and may be more vulnerable to key personnel losses. Micro cap stock prices may be more volatile than large-, mid-, and small-capitalization companies and such stocks may be more thinly traded and thus difficult to buy and sell in the market.

■	Non-Agency Mortgage-Backed Securities Risk. Non-agency mortgage-backed securities are subject to heightened risks as compared to agency mortgage-backed securities, including that non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

■	Private Credit Risk. Investments in private securities are not traded in public markets, are illiquid, can be subject to various restrictions on resale, and there can be no assurance that a Vehicle will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The companies in which a Vehicle invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

■	Restricted Securities Risk. A Vehicle may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability and may prevent the Vehicle from disposing of them promptly at reasonable prices. The Vehicle may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

■	Senior Secured Loan Risk. There is a risk that any collateral pledged by portfolio companies in which certain Vehicles may have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Substantial increases in interest rates and market volatility may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Vehicle’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for a Vehicle’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Vehicle may not have priority over other creditors as anticipated. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss.

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■	Small-Capitalization Investing Risk. A Vehicle may invest a percentage of its assets in the securities of small-capitalization companies. As a result, the Vehicle may be more volatile than it would be if it invested in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to adverse economic developments as well as changes in interest rates, government regulation, borrowing costs and earnings.

Performance

Because the Fund is new, it does not have a full calendar year of performance information. When the Fund has been in operation for a full calendar year, performance information will be shown. You can obtain updated performance information by accessing the information through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

Investment Adviser and Sub-Adviser

WisdomTree Digital Management serves as investment adviser to the Fund. Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

Portfolio Managers

The Fund’s asset allocation is constructed by the Adviser and implemented by the Sub-Adviser. The Fund is managed by the Sub-Adviser’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker Smith, a Senior Director and Chief Investment Officer, has served as portfolio manager of the Fund since its inception.

David France, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has served as portfolio manager of the Fund since its inception.

Todd Frysinger, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has served as portfolio manager of the Fund since its inception.

Vlasta Sheremeta, CFA, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Michael Stoll, a Senior Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $25, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

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Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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WisdomTree Treasury Money Market Digital Fund (formerly known as WisdomTree Government Money Market Digital Fund)

Investment Objective

The WisdomTree Treasury Money Market Digital Fund (the “Fund”) seeks to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value (NAV) per share.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. You may pay other fees, such as brokerage commissions and other fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees(fees paid directly from your investment)	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 26	$ 80	$ 141	$ 318

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, exclusively in U.S. dollar cash, U.S. Treasury bills, notes and bonds with 93 days or less to maturity, overnight repurchase agreements fully collateralized by U.S. Treasury securities, and registered government money market funds.

The Fund invests in a manner intended to satisfy the requirements for eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins Act (otherwise referred to as the GENIUS Act) and regulations adopted thereunder, to support investment in the Fund by eligible stablecoin issuers seeking to comply with such requirements.

The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under 1940 Act, and other rules adopted by the Securities and Exchange Commission (the “SEC”). Rule 2a-7 sets forth a liquidity fee framework whereby a liquidity fee may be imposed under certain circumstances such as a decline in a money market fund’s weekly liquid assets. However, government money market funds are not required to adopt a liquidity fee framework and accordingly the Fund has not adopted such a framework.

The Fund has also adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in Treasury securities, repurchase agreements collateralized by Treasury securities and shares of registered Treasury money market funds.

In choosing investments for the Fund, the Fund’s sub-adviser employs a disciplined investment process: first, a list of approved issuers and counterparties for repurchase agreements is actively maintained; second, securities of issuers on the approved list that meet the Fund’s guidelines are selected for investment; and finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market, and expectations of future interest rates.

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Use of Blockchain

As described further below, through its transfer agent, the Fund uses blockchain technology in relation to maintaining a record of its shares. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it for the recording of its shares.

WisdomTree Transfers, Inc., the Fund’s transfer agent (“WisdomTree Transfers” or “Transfer Agent”), maintains the official record of share ownership through an integrated recordkeeping system with records in book-entry form and digital representations of Fund shares that are recorded – or tokenized – on the applicable blockchain. A transfer of the record on the blockchain can act as an information source for the Transfer Agent to register a transaction in its book-entry records. The Transfer Agent will reconcile book-entry and blockchain transactions on at least a daily basis. Reconciliation involves maintaining a matching book-entry record and blockchain record of the total number of shares in circulation, the ownership of the shares at any given time, and all transactions between parties involving the shares. The Transfer Agent’s book-entry records constitute the official record of share ownership. The policies and procedures of the Fund and the Transfer Agent both address the use of blockchain integrated recordkeeping systems. The Fund’s Board of Trustees (the “Board”) has approved these policies and procedures, including those that address the use of blockchain integrated recordkeeping systems.

A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.

In order to facilitate the use of blockchain technology, a potential shareholder must have a blockchain wallet. WisdomTree Digital Movement, Inc. or WisdomTree Digital Trust Company, LLC, as applicable (each entity, as applicable, “WisdomTree Digital”) provides a Stellar-based wallet, including through a mobile application for individual shareholders, WisdomTree Prime® (the “App”). Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents through the App for retail investors or WisdomTree ConnectTM (the “Portal”) for institutional investors. The Portal may be accessed via a web-based portal or via application programming interface (see “Purchase and Redemption of Fund Shares” below). A blockchain wallet is a software application which stores a user’s “private key” and related digital or tokenized assets and is used to facilitate sending digital or tokenized assets on a particular blockchain. The term “digital assets” as used herein refers to native crypto assets of blockchains or protocols running on top of blockchains and the term “tokenized assets” as used herein refers to the creation of a digital representation of a traditional asset, such as the Fund shares, on the blockchain or the issuance of such an asset directly on the blockchain. A “private key” is one of two numbers in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a digital wallet to send (i.e., digitally sign and authenticate) digital or tokenized assets and is private to the wallet owner. The public key is, as the name implies, public and open to others on the applicable blockchain to send digital assets to. The blockchain will only record public key information. WisdomTree Digital holds the private keys associated with Stellar-based wallets for individual shareholders. Investors opting to use their own wallets will be responsible for holding the private key associated with their wallets, which is essential for authenticating and authorizing transactions on the applicable blockchain. An investor may choose to hold the private key in their own self-hosted wallet service or use a third-party wallet service that holds the private key. Accordingly, the Stellar blockchain is currently the default blockchain utilized for retail investors, although investors may use other supported blockchains, which may offer benefits such as different transaction speeds or efficiencies based on the investor’s operational preferences.

The Transfer Agent utilizes a permissioned system that operates on top of public, permissionless blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the blockchain operates as an integrated but supplementary recordkeeping mechanism under the oversight of the Transfer Agent. To create and maintain this permissioned structure on public blockchains, WisdomTree Transfers registers and associates each blockchain wallet with relevant personal identifying information which is maintained in an off-chain registry (i.e., a separate database that is not available to the public and is used to satisfy anti-money laundering regulations). Permission is granted only to registered wallets, sometimes referred to as “whitelisting”, thereby restricting the ability to transact in tokenized shares to pre-approved participants. Smart contracts are deployed as part of the operational framework to enforce compliance with the Transfer Agent’s policies and procedures, as applicable. Specifically, smart contracts have been developed to support functions such as transfer restrictions to prevent unauthorized transfers to or from unregistered wallets and ability to claw back tokens to the extent that the digital representation of Fund share ownership does not align with the book-entry records. These smart contracts are designed, deployed, and maintained by WisdomTree Digital with oversight by the Transfer Agent. In this manner, this permissioned system prevents transactions between unknown persons or unknown blockchain wallets, even though blockchain infrastructure itself remains permissionless.

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It is anticipated that Fund shareholders may have the benefit of shares that may be instructed on more than one blockchain, such as the blockchains noted under “Additional Information About the Purchase and Redemption of Fund Shares.” This feature may provide shareholders with the ability to move the digital representation of ownership between blockchain wallets, such as between the Stellar and Ethereum blockchains as desired, which may include through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. These features may permit applicable shareholders to potentially take advantage of the benefits of a supported blockchain of their choice (i.e., Stellar or Ethereum blockchain), such as transaction speed or efficiency, while also helping facilitate the Fund’s shares being available for purchase, sale, or transfer in the broader blockchain ecosystem.

The recording of digital representation of Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any digital assets (referred to as, among other things, virtual currencies).

Principal Risks of Investing in the Fund

The Fund is subject to the risks described below. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are generally presented in alphabetical order to facilitate finding particular risks when comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s adviser is not required to reimburse the Fund for losses, and you should not expect that the adviser will provide financial support to the Fund at any time, including during periods of market stress.

■	Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s issuance, redemption, transfer, and recordkeeping of shares on a blockchain, and these risks may not fully emerge until the technology becomes more widely used. Blockchain systems are public and permissionless, and could be vulnerable to fraud, particularly if a significant minority of participants collude to defraud the rest. Access to a given blockchain requires a private key, which, if compromised, could result in loss due to theft, destruction, or inaccessibility. There is limited regulation of blockchain technology other than the intrinsic public nature of the blockchain system, and any future regulatory developments could adversely affect the viability and expansion of the use of blockchain technology. There are currently a number of competing blockchain platforms with competing intellectual property claims, and the uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Blockchain networks may also undergo significant technological developments, such as the Ethereum blockchain’s change in September 2022 from proof-of-work mining to proof-of-stake validation. Blockchain networks can also experience delays in transaction processing and settlement, particularly during periods of high network congestion or increased transaction volume. Such delays could affect the timing of recording transactions or processing redemptions and transfers of Fund shares. During periods of congestion, the time required for transaction validation may increase, which could lead to delayed recording of transactions on the blockchain or off-chain recordkeeping systems. In extreme cases, prolonged delays could disrupt the Fund’s ability to process transactions efficiently or cause discrepancies between the blockchain record and the official book-entry record maintained by the Transfer Agent. Furthermore, blockchain networks typically impose transaction fees in the form of the network’s native digital asset (e.g., lumens on the Stellar blockchain or ether on the Ethereum blockchain). These fees can be unpredictable and may vary significantly depending on network conditions and levels of congestion. Sudden increases in transaction fees could impact the cost of processing Fund transactions or impose unexpected expenses on investors or the Transfer Agent or its affiliates, potentially affecting the overall efficiency of the Fund’s recordkeeping and transaction processing systems. Lastly, there may be undiscovered technical flaws in the Transfer Agent’s blockchain-integrated recordkeeping system or the underlying blockchain technology, including in the process by which transactions are recorded to a blockchain, recorded off-chain, and/or integrated with other recordkeeping systems. Such flaws could negatively impact the execution or recordkeeping of transactions in Fund shares. Additionally, technological advancements may lead to new or existing hardware or software tools or mechanisms that could undermine the integrity or functionality of blockchain systems, all of which could adversely impact transactions in Fund shares.

110 WisdomTree Digital Trust Prospectus

■	U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline. Further, direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

■	Active Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

■	Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money over short or long periods of time.

■	Market Risk and Selection Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■	Cybersecurity Risk. The Fund and its service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund or shareholder in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting the Fund’s third- party service providers, App, Portal, wallet provider, blockchain network, or the issuers of securities in which the Fund invests may subject the Fund and shareholders to many of the same risks associated with direct cybersecurity breaches.

■	Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

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■	Issuer Credit Risk. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults, changes in the credit ratings of the Fund’s portfolio investments and/or perceptions related thereto.

■	Issuer Specific Risk. Issuer-specific events, including changes in the actual or perceived financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, stablecoin issuers, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may not otherwise do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it normally would.

To the extent a stablecoin issuer is a large shareholder, the Fund may be subject to additional redemption risk. Stablecoins may experience periods of uncertainty or volatility arising from market, economic, technological, legal or regulatory developments, or from events specific to a stablecoin issuer, such as concerns about maintaining a stable value or peg that could result in rapid or unexpected redemption requests by one or more stablecoin issuers. Large redemption requests could negatively affect the Fund’s liquidity, NAV, or portfolio management.

■	Money Market Regulatory Risk. Changes in government regulations may adversely affect the value of a security held by the Fund. These changes may result in reduced yields for money market funds, including the Fund, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of the Fund.

■	Other Investment Companies – Money Market Funds Risk. A money market fund may only invest in other investment companies that qualify as government money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not comply with Rule 2a-7. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

■	Repurchase Agreements Risk. In the event that the other party to a repurchase agreement fails to repurchase the underlying security serving as collateral for the repurchase agreement, the Fund would generally seek to sell the underlying security. However, the value of collateral may be insufficient to satisfy the counterparty’s obligation and/or the Fund may encounter a delay and incur costs before being able to sell the underlying security. A delay in selling the security is likely if the counterparty becomes involved in insolvency proceedings in which the receiver or court may impose a stay. If a sale is delayed, the Fund will be subject to the risk of a decline in the market value of the underlying security below the amounts that would otherwise be due to the Fund under the repurchase agreement.

■	Stable Net Asset Value Risk. The Fund may not be able to maintain a stable NAV of $1.00 per share at all times. This risk may be heightened due to large or frequent redemptions which could cause the Fund’s share price to decrease below $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

■	Stablecoin Issuer Risk. Since the Fund intends to limit its investments to eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the GENIUS Act by its compliance date, the Fund’s yield may be lower than other money market funds that invest in a wider universe of investments.

■	When Issued and Delayed Delivery Securities and Forward Commitments Risk. When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. Although delayed delivery is limited (not more than 35 days) and is commonly shorter for government securities, these investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Performance

Historical Fund performance, which varies over time, can provide an indication of the risks of investing in the Fund. The bar chart below shows the annual total returns of the Fund for each full calendar year since the Fund commenced operations. The table that follows the bar chart shows the Fund's average annual total returns, both before and after taxes. This table also shows how the Fund's performance compares to that of the ICE US 1-Month Treasury Bill Index, a broad-based securities market index intended to represent the 1-month U.S. Treasury market. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for the Fund is available through the App (as defined below in “Purchase and Redemption of Fund Shares”) or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

Fund performance shown below for periods prior to November 1, 2025 reflects the performance of the Fund under its prior strategy as a government money market fund.

The Fund’s year-to-date total return as of September 30, 2025 was 3.09%.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	1.29%	1Q/2024
Lowest Return	1.19%	4Q/2024

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ending December 31, 2024.

WisdomTree Government Money Market Digital Fund	1 Year	Since Inception November 7, 2023
Return Before Taxes Based on NAV	5.12%	5.15%
Return After Taxes on Distributions	3.00%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	3.02%
ICE US 1-Month Treasury Bill Index (Reflects no deduction for fees, expenses or taxes)	5.24%	5.26%

Investment Adviser and Sub-Adviser

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to the Fund. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”) serves as sub-adviser to the Fund.

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Portfolio Managers

The day-to-day management of the Fund is conducted by the Sub-Adviser’s Fixed Income Portfolio Management team. The individual primarily responsible for the day-to-day management of the Fund’s portfolio is described below.

Mr. David S. Yealy has served as portfolio manager of the Fund since its inception in November 2023.

Purchase and Redemption of Fund Shares

The Fund is available for purchase by individual and institutional investors.

Individual investors may purchase shares of a Fund by setting up an account with WisdomTree Digital, through a mobile application, WisdomTree Prime®, which is made available by WisdomTree or its affiliate, WisdomTree Digital, through the Apple App Store and Google Play and is free to download (the “App”). Through the App, investors may purchase, hold or redeem their shares. The minimum transaction amount for a purchase is $1, whether for initial or subsequent purchases.

Institutional investors may purchase or redeem shares of the Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed through a web-based portal or application programming interface. The minimum transaction amount for a purchase is $1, whether for initial or subsequent purchases. For more information on accessing the Portal, institutional investors should contact us at wisdomtreeconnect@wisdomtree.com.

The Fund may make shares available through financial intermediaries that enter into selling, shareholder servicing or similar agreements with the Fund or its service providers (“Intermediary Arrangements”). Under these arrangements, the financial intermediary is the shareholder of record with respect to shares held in an omnibus account (“Omnibus Account”) and maintains sub-accounting records reflecting the beneficial ownership interests of its customers. Investors purchasing shares through an Intermediary Arrangement do not have a direct relationship with WT Transfers with respect to those shares. The financial intermediary is responsible for customer servicing, recordkeeping, and transmitting purchase and redemption instructions to WT Transfers. Shares held through an Omnibus Account are generally represented by a single blockchain wallet maintained by the financial intermediary. Investors should contact their financial intermediary regarding applicable cut-off times, account minimums, fees, and other account terms. Investors purchasing through an Intermediary Arrangement will not be utilizing the App or Portal to submit orders and therefore must do so through their financial intermediary.

WisdomTree Securities, Inc. (“WisdomTree Securities”), an affiliate of WisdomTree, will facilitate the ability for investors on an “application-way” basis to purchase or redeem Fund shares through the App or Portal. Applicable investor information obtained via the App or Portal is made available to the Transfer Agent to allow for processing of transactions and for the Transfer Agent to maintain the official record.

Account or transaction fees implemented by WisdomTree, or any affiliate, will be subject to the terms and conditions of such relationship and be the responsibility of the investor. WisdomTree or an affiliate will pay any fees for use of the applicable blockchain network in connection with an investor’s purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet. The Fund will not be assessed any such fees and no sales loads will apply.

Tax Information

The Fund declares dividends of net investment income daily and distributes monthly. Income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. Please refer to the section of the SAI entitled “Taxes – Fund Distributions” for a more detailed explanation of the tax consequences of distributions to shareholders of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), WisdomTree Digital Management or its affiliates, out of its own resources, may compensate financial intermediaries for shareholder servicing, sub-accounting, recordkeeping and related administrative services provided in connection with intermediary arrangements. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Additional Information about the Funds

Use of Blockchain

Share Recording

As noted above, Fund shares will have the ability to be recorded as digital representations on one or more blockchains to help facilitate each Fund’s shares being available for purchase, redemption, or transfer in the broader blockchain ecosystem. However, any such blockchain wallet, prior to use, must be registered by the Transfer Agent in its sole discretion and associated with relevant personal identifying information. This will provide the Transfer Agent with the ability to continue to maintain the record of ownership in each Fund to the extent shares are transferred to any registered wallet, such as from one shareholder wallet to another shareholder wallet (or potential shareholder wallet) within any supported blockchain network or between any two supported blockchain networks. By way of example, while the shares purchased via the App will initially be recorded on the Stellar blockchain, to the extent that an investor desires to transfer such shares to a personal Ethereum-based wallet (which, by its nature, is unable to accommodate Stellar-based assets), such transfer could be accomplished through interoperability, which is facilitated by the Transfer Agent’s process of burning and minting the digital representations of shares on each blockchain and the Transfer Agent continuing to maintain the Fund’s official records through integrated recordkeeping. Assuming 100 shares are recorded on the Stellar blockchain with a subsequent investor request to transfer the 100 shares from the Stellar blockchain to the Ethereum blockchain, the Stellar blockchain record would initially reflect the ownership of 100 shares and ultimately a burning of 100 shares upon successful transfer (i.e., for a net of “0” shares recorded on the Stellar blockchain), and the Ethereum blockchain record would reflect the minting and delivery of 100 shares. In such a situation, no new shares are created for Fund share recordkeeping purposes.

The Transfer Agent will reconcile book-entry records with blockchain transactions on at least a daily basis. The Transfer Agent’s records will constitute the official record of each Fund and govern the record ownership of Fund shares in all circumstances.

Information Available via Blockchains

Shareholders will interact through a wallet, such as the wallet provided by WisdomTree Digital in the App. However, information recorded on an applicable blockchain will be available to the public and will store the complete transaction history from issuance of the shares that are recorded on the applicable blockchain. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available through one or more “block explorer” tools capable of displaying activity on the applicable blockchain. Accordingly, the shares’ issuance, redemption and transfer data (and not a shareholder’s personal identifying information) will be exposed to the public. The personal identifying information necessary to associate a given share with the record owner of that share will be maintained by the Transfer Agent in a separate database that is not available to the public.

In the event of a conflict between the transaction history on the applicable blockchain and the records maintained by the Transfer Agent, the Transfer Agent shall update the blockchain record as necessary and such an update will be recorded and viewable for transparency on the applicable blockchain as a subsequent transaction. The Transfer Agent may also use the applicable blockchain as a source of information, including in the case of a disputed transaction, such as via alleged fraud or theft. In such case, the Transfer Agent’s official record and the blockchain record will be updated, as applicable, to reflect any changes resulting from the dispute resolution process.

Blockchain Fees, Functionality and Transaction Processing

Users of blockchains must pay transaction fees to the blockchain in order to validate or facilitate a transaction, which may be in the form of the native digital asset for the operation of such blockchain (e.g. lumens for Stellar or ether for Ethereum). These transaction fees for purchase and redemption of Fund shares through the App or Portal via a WisdomTree Digital hosted wallet will be the responsibility of WisdomTree Digital Management or its affiliates; Fund investors will not be required to purchase any such blockchain native digital asset, such as lumens or ether, or other applicable digital asset, to purchase or redeem shares through the App or Portal via a WisdomTree Digital hosted wallet.

Delays in transaction processing have been known to occur on blockchains. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions. Nodes, which are typically hosted by third parties with specific hardware, generally form the infrastructure of a blockchain. Nodes on a blockchain are connected to each other and they exchange the latest blockchain data and verification and confirmation of transactions requires a consensus of nodes. During a delay in transaction processing, it will not be possible to record transactions in the digital representation of Fund shares on the blockchain. Should such a delay occur for an extended period of time, each Fund could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. Each Fund may choose to reevaluate the suitability of a particular blockchain in the event of future or recurring delays.

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Additional Information about each Fund’s Investment Objective

The Treasury Money Market Digital Fund's investment objective is to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 NAV per share. The Short-Duration Income Digital Fund, WisdomTree Siegel Global Equity Digital Fund, WisdomTree Siegel Moderate Digital Fund and WisdomTree Siegel Longevity Digital Fund are actively-managed funds (the “Active Funds” or the “Asset Allocation Funds”). Each Fund, except the Active Funds, is a passively-managed fund (each, an “Index Fund” and collectively, the “Index Funds”) that seeks to track the price and yield performance, before fees and expenses, of an underlying index (each, an “Index”).

The Floating Rate Treasury Digital Fund, Short-Term Treasury Digital Fund, 3-7 Year Treasury Digital Fund, 7-10 Year Treasury Digital Fund, Long-Term Treasury Digital Fund, and TIPS Digital Fund, (each, a “Fixed Income Fund”, and collectively, the “Fixed Income Funds”) track Indexes developed by Solactive, AG (“Solactive”).

The 500 Digital Fund and Technology and Innovation 100 Digital Fund (each, an “Equity Fund”, and collectively, the “Equity Funds”) track Indexes developed by WisdomTree, Inc., (“WisdomTree”) the parent company of WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”).

The Equity Premium Income Digital Fund and Private Credit and Alternative Income Digital Fund (each, an “Alternative Fund”, and collectively, the “Alternative Funds”) track an index developed by Volos Portfolio Solutions, Inc. (“Volos”) and Gapstow Capital Partners, L.P. (“Gapstow”), respectively.

Gapstow, Solactive, WisdomTree, and Volos are collectively referred to as the “Index Providers.” Each Index consists of securities in the market suggested by its name, as applicable, that meet specific criteria developed by the Index Providers.

Since each Fund’s investment objective has been adopted as a non-fundamental investment policy, each Fund’s investment objective may be changed without a vote of shareholders upon 60 days’ written notice to shareholders.

Additional Information about each Fund’s Investment Strategies

Index Funds. WisdomTree Digital Management expects that, over time, the correlation between each Fund’s performance and that of its underlying Index, before fees and expenses, will be 95% or better. A number of factors may affect each Fund’s ability to achieve a high degree of correlation with its Index, and there can be no guarantee that each Fund will achieve a high degree of correlation.

The quantity of holdings in each Fund using a representative sampling strategy will be based on a number of factors, including asset size of each Fund. In addition, from time to time, securities are added to or removed from the Index and consequently the attributes of the Index may change. Each Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index or to reflect various other changes to the Index. Each Fund may be required to purchase or sell portfolio assets in order to meet investor purchase or redemption requests. As a result, each Fund will engage in frequent trading of portfolio securities.

Further, each Fund may overweight or underweight securities in the Index, purchase or sell securities not in the Index, or utilize various combinations of other available techniques, in seeking to track the Index.

The WisdomTree 500 Index is overseen by the WisdomTree Core Equity Index Committee, (the “Index Committee”). The Index Committee considers both qualitative and quantitative characteristics of eligible companies when selecting the constituents of the Index. Furthermore, the Index Committee may exercise discretion in its implementation of the Index methodology from time to time. For example, the Index Committee may determine to rebalance an Index more frequently in response to volatility in the market, shifts in exposure away from underlying earnings, or other similar circumstances.

Equity Premium Income Digital Fund. The Volos U.S. Large Cap Target 2.5% PutWrite Index tracks the performance of a systematic collateralized putwrite strategy. At any point, the Index strategy has two SPY Puts, with different expiration dates, and a collateral account that accrues interest at a theoretical Treasury bill rate on a daily basis. The Fund expects to sell put options on the S&P 500® Index to seek to track the performance of the Index. The Fund may also sell put options on the SPDR S&P 500® ETF Trust and invest in other call or put options or futures contracts the Adviser or the Sub-Adviser believes will enable the Fund to achieve its investment objective.

Private Credit and Alternative Income Digital Fund. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. In addition, from time to time, securities are added to or removed from the Index and consequently the attributes of the Index, such as sectors, industries, or countries represented in the Index and weightings, may change. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index or to reflect various corporate actions or other changes to the Index.

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The Index is an equal-weighted index that tracks the performance of 35 publicly-traded closed-end funds (“CEFs”), business development companies (“BDCs”), and real estate investment trusts (“REITs”) (CEFs, BDCs, and REITs are collectively referred to as “Vehicles”) selected because of their individual exposure to a range of U.S. alternative credit sectors. The Vehicles in the Index are classified based on their investment holdings into one of the six alternative credit sectors defined in the table below:

Alternative Credit Sector	Primary Alternative Credit Investments
Private Corporate Lending	Private loans made to middle market corporations and/or any other type of private middle market corporate lending or financing
Public Corporate Debt	High yield bonds (“junk bonds”), broadly syndicated loans and/or collateralized loan obligations (“CLOs”)
Commercial Real Estate Lending	Commercial real estate-backed loans, non-agency commercial mortgage-backed securities, and/or commercial real estate CLOs
Agency Real Estate Debt	Agency residential mortgage-backed securities (including mortgage servicing rights) and/or agency commercial mortgage-backed securities
Non-Agency Real Estate Debt	Real estate-backed debt including residential and commercial real estate loans and/or non-agency mortgage-backed securities
Multi-Sector Alternative Credit	Combination of investments in the above-referenced five sectors

Sector reclassifications of Vehicles occur annually and reclassification with respect to a Vehicle generally occurs only if the Vehicle has less than 63.75% exposure to the applicable sector (75% with respect to non-agency real estate debt), among other factors, for the last two reclassification cycles.

Under the 1940 Act, the Fund's investments in BDCs and CEFs are subject to the aggregate limits contained in Section 12(d)(1)(A)(iii). In order for the Fund’s investment strategy to be fully implemented, the Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act or Rule 12d1-4 thereunder to permit the Fund to invest in BDCs and/or CEFs in excess of this limitation, subject to certain conditions.

Short-Duration Income Digital Fund. The Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that provide exposure to short-duration fixed income securities that the Adviser believes will generate income consistent with preserving capital. Such fixed income securities are expected to include U.S. Treasuries, U.S. Government-related bonds, corporate bonds (including high yield bonds, commonly referred to as “junk bonds”), mortgage-backed pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly offered for sale in the United States. The Fund also invests in Underlying Funds that have exposure to U.S. agency mortgage-backed pass-through securities, which are securities issued by entities such as Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date; however, it is not anticipated that applicable Underlying Funds will receive pools, but instead will participate in rolling TBA Transactions. The Fund will invest in Underlying Funds that may enter into such contracts on a regular basis and, pending settlement of such contracts, and generally invest in high-quality, liquid short-term instruments.

Treasury Money Market Digital Fund. The Fund invests at least 99.5% of its total assets in government securities, cash and repurchase agreements collateralized fully by government securities or cash. For purposes of this policy, “government securities” mean any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an agency or instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

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The Fund invests in a portfolio of securities that will have a maturity of 93 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Fund will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Fund more conservatively than if it was not rated.

Non-Principal Information About each Fund’s Investment Strategies

All Funds. The Funds may invest in other investments in seeking to achieve their objective, including cash and cash equivalents, forward contracts, futures contracts, options on futures contracts, options and swaps.

Each Fund may lend its portfolio securities in an amount not to exceed one third (33 1/3%) of the value of its total assets via a securities lending program through a securities lending agent (“Lending Agent”) to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. The Lending Agent will be named in this prospectus prior to implementation of a securities lending program. Such securities lending program, if implemented, would allow each Fund to receive a portion of the income generated by lending its securities and investing the respective collateral. Each Fund would receive collateral for each loaned security which is at least equal to the market value of that security, marked to market each trading day. In the securities lending program, the borrower generally has the right to vote the loaned securities; however, each Fund may call loans to vote proxies if a material issue affecting a Fund’s economic interest in the investment is to be voted upon. Security loans may be terminated at any time by a Fund.

Active Funds. Each Fund’s investment process generally does not adjust to take temporary defensive positions. However, each Fund reserves the right to take temporary defensive positions, including to invest in U.S. government securities, money market instruments, and cash, without limitation, as determined by the Adviser or Sub-Adviser in response to adverse market, economic, political or other conditions. In the event a Fund engages in temporary defensive strategies that are inconsistent with its investment strategies, the Fund’s ability to achieve its investment objective may be limited.

Additional Principal Risk Information About the Funds

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summaries. Risk information may not be applicable to each Fund. Please consult each Fund's Summary sections to determine which risks are applicable to a particular Fund. Each of the factors below could have a negative impact on Fund performance.

Active Management Risk

The Active Funds are actively managed using proprietary investment strategies and processes. The Funds are subject to active management or security-selection risk and its performance therefore will reflect, at least in part, research and asset allocation models leading to the selection of an Underlying Fund, asset allocation for the Fund and/or assessment of broader economic, financial or other macro views, which may be incorrect, including because of factors that were not adequately foreseen. The Underlying Funds are subject to either active management or passive investing risk themselves, whereby in either case investments held by the Underlying Funds may not perform as well as expected when those investments were purchased or as well as the markets generally, resulting in Fund losses or underperformance. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that a Fund will achieve its investment objective or outperform other investment strategies over the short- or long-term market cycles. This risk is exacerbated when an investment or multiple investments made as a result of such decisions are significant relative to the Fund’s net assets.

Assignment Risk

Equity Premium Income Digital Fund Only. In response to a notification of an option holder’s desire to exercise the option held, the Options Clearing Corporation may randomly assign the exercise notice to a clearing member, which must then assign, randomly or on a first-in-first-out basis, the obligation to a customer who has written that particular option. If the Fund is assigned an exercise notice, the Fund pays the buyer the difference between the Index Option price on the exercise date and the Index Option price when written by the Fund. An exercise notice may be assigned on an open short option position at any time prior to expiration, but more commonly occurs when the option is in the money. As a result, the Fund may be forced to settle a written option position at an inopportune time and at a cost to the Fund, both of which could adversely affect the Fund’s performance and ability to track the Index.

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BDC Investing Risk

Private Credit and Alternative Income Digital Fund Only. The Fund may invest in BDCs. There are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities, and high-quality debt investments that mature in one year or less. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.

Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. Investments made by BDCs generally are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments, and the Fund may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the investment performance of a small number of investments, or even a single investment. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value. As a result, shares of BDCs may trade at a discount from their NAV. There can be no assurance that the market discount on shares of any BDC purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such BDC, thereby adversely affecting the Fund’s NAV.

Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Blockchain Technology Risk

Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized private key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. Risks can also differ by blockchain. For instance, the process by which Ethereum transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of ether (the currency of Ethereum) into a smart contract, or computer program, stored on Ethereum. Validators process proposed transactions and bundle them into a data packet known as a “block.” A randomly chosen validator is permitted to add a block of transactions to the Ethereum blockchain after attestation by other validators and is rewarded by a grant of newly-issued ether. This type of process is susceptible to a 51% attack, with such applicable risk further described below. In contrast, the Stellar network’s transactions are verified on the Stellar blockchain through a federated Byzantine agreement. A federated Byzantine agreement is a system in which each participant knows of others it considers important. It waits for the vast majority of those others to agree on any transaction before considering the transaction settled. In turn, those important participants do not agree to the transaction until the participants they consider important agree as well, and so on. Eventually, enough of the network accepts a transaction for verification (i.e., achieve consensus) that it becomes infeasible for an attacker, including a 51% attack, to roll it back, or for a fork to occur.

In addition, blockchain technology risk can carry with it additional sub-risks, including: (1) Regulation of Blockchain Technology Risk; (2) Fork Risk; (3) 51% Attack Risk; and (4) Layer 2 Blockchain Risk. More detailed information about blockchain technology, public blockchain networks which may be compatible for use in holding a record of a Fund’s shares, and related risks, can be found in the SAI.

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Regulation of Blockchain Technology Risk

There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital assets, which are extremely speculative and volatile. Problems in digital asset markets could have a wider effect on companies associated with blockchain technology or on tokenized assets. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. If a native crypto asset on a supported blockchain is deemed a security under Section 2(a)(1) of the Securities Act of 1933 or is being offered or sold as an investment contract, it could present risks for the Fund, its investment manager, Transfer Agent and/or their affiliates. Such a determination could impose additional regulatory obligations on the blockchain, including registration requirements and trading restrictions, potentially increasing compliance costs and creating risks of enforcement actions. The use of a native crypto asset classified as a security or that is offered or sold as an investment contract to pay blockchain transaction fees could complicate routine activities by introducing restrictions on acquiring and storing the asset, which may delay transactions and increase costs, impacting the Fund’s ability to efficiently process and register blockchain-based transactions. Additionally, regulatory oversight and restrictions could lead to liquidity constraints and fluctuating costs for native crypto assets. The classification could also raise concerns about the ongoing suitability of the associated blockchain, potentially requiring the Fund to explore alternative networks which may not be as desirable to shareholders using the associated blockchain, and may incur additional costs and risks.

Fork Risk

Blockchain software is generally open-source. Any user can download the software, modify it and then propose that network adopt the modification. When a modification is introduced and a substantial majority of users consent to the modification, the change is implemented and the blockchain network remains uninterrupted. However, if less than a substantial majority of users consent to the proposed modification, and the blockchain consensus mechanism, such as that used by Ethereum, allows for the modification to nonetheless be implemented by some users and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “fork” (i.e., “split”) of the blockchain network (and the blockchain), with one version running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two (or more) versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability. Additionally, a fork could be introduced by an unintentional, unanticipated software flaw in the multiple versions of otherwise compatible software users run. If a fork occurs, the original blockchain and the forked blockchain could potentially compete with each other for users and other participants, leading to a loss of these for the original blockchain.

51% Attack Risk

If a majority of staked native digital asset on a blockchain using a proof-of-stake consensus mechanism, such as Ethereum, is controlled by a bad actor, whether singularly or as a group (often referred to as a “51% attack”), it may be able to alter the blockchain on which the blockchain network and network transactions rely. This could occur if the bad actor were to construct fraudulent blocks or prevent certain transactions from being completed in a timely manner, or at all. It could be possible for the malicious actor to control, exclude or modify the ordering of transactions, though it could not generate new network coins or transactions. Further, a bad actor could “double-spend” its own network native digital asset (i.e., spend the same network digital asset in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. If the network community did not reject the fraudulent blocks as malicious or to the extent that such bad actor did not yield its control, reversing any changes made to the blockchain network may be impossible. The possible crossing of this threshold indicates a greater risk that a single validator (or group of validators working together) could exert authority over the validation of network transactions. If the feasibility of a bad actor gaining control of the blockchain network increases, it may negatively affect the ability of the Fund’s shares to be held on the blockchain undergoing a 51% Attack.

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The 51% threshold is the level which would almost guarantee a malicious actor’s success. However, such attacks could in theory occur at thresholds lower than 51% of the staked digital asset. For example, the Ethereum blockchain could be vulnerable to attack if there is significant concentration in the ownership and/or staking of ether. Possession of 33% of the staked ether is the minimum required to disrupt or attack the network, such as by preventing block finalization. Control of more than 50% of staked ether enables more extensive attacks, such as transaction censorship and block reordering. If a malicious actor possesses 66% of the staked ether, while they could not forge transactions, they could effectively control the network, deciding which transactions are processed, censoring or reordering transactions, and even stalling the network by refusing to participate in block finalization. In addition, a malicious actor may also obtain control over the blockchain network through its influence over core developers by gaining direct control over a core developer or an otherwise influential programmer. To the extent that a blockchain network’s ecosystem does not grow, the possibility that a malicious actor may be able to obtain control of the processing power or development control on the blockchain network in this manner will remain heightened.

Layer 2 Blockchain Risk

Layer 1 blockchain refers to a main blockchain network, such as Ethereum, which encompass the core functionalities of a blockchain network, including consensus mechanisms, transaction validation and data storage. Layer 1 blockchains generally prioritize security and decentralization, which can impact scalability with potentially long transaction times and high transaction fees. In contrast, Layer 2 blockchains, such as Arbitrum, Base and Optimism, are a secondary blockchain network designed to address these potential limitations by conducting transactions outside of the main blockchain network (typically Ethereum), such as off-chain, and then publishing these transactions (sometimes referred to as “roll-ups”) on the main blockchain network. Layer 2 solutions introduce additional complexity to the blockchain ecosystem and may introduce centralization risks in relaying on a limited number of validators or operations, including the potential that a malicious validator could exploit the system and commit fraud or the order of transactions could be tampered with by greater centralization. Due to the off-chain nature of layer 2 solutions, verification of transactions typically does not occur publicly, creating a lack of transparency and heighten the risk of a bad actor going undetected. In addition, unforeseen technology errors or bugs could result in a loss of assets or information, including Fund share records. Lastly, layer 2 solutions may have limited resources and/or may require continuous maintenance and upgrades in seeking to ensure security or to remain effective, which may not be achieved.

CEF Investing Risk

Private Credit and Alternative Income Digital Fund Only. The Fund may invest in CEFs. The value of the underlying securities held by a CEF could decrease or the portfolio could become illiquid. CEFs may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the CEF’s common shares in an attempt to enhance the current return to such CEF’s common shareholders. The Fund’s investment in the common shares of CEFs that are financially leveraged may create an opportunity for greater total return, but with more volatility than other investments, and greater potential for loss. CEFs are also able to utilize leverage to a greater degree than other investment companies, such as mutual funds or ETFs. As a result, the Fund may be exposed indirectly to leverage through an investment in CEFs, which may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns may be lower. Shares of CEFs frequently trade at a discount from their NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEF, thereby adversely affecting the Fund’s NAV.

Conflicts of Interest Relating to Investment in Affiliated Funds Risk

The Fund’s asset allocation is constructed by the Fund’s Adviser and implemented by the Sub-Adviser and Underlying Funds are expected to consist primarily of WisdomTree ETFs managed by an affiliate of the Adviser unless there is no such ETF that is consistent with the desired asset allocation within the Fund’s strategy. As a result, the Adviser is subject to a potential conflict of interest in doing so because the Adviser is affiliated with the investment manager to such Underlying Funds and the advisory fees paid by such Underlying Funds managed by the affiliated investment manager may be higher than fees paid by other funds managed by unaffiliated investment managers. Further, the Adviser and Sub-Adviser have an incentive to allocate investments to the WisdomTree ETFs in order to generate additional fees for themselves or their affiliate.

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Cybersecurity Risk

The Funds and their service providers, as well as the App, Portal, wallet provider, blockchain networks and intermediaries, may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact a Fund in many ways, including, but not limited to, disruption of a Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. For instance, if there are data security breaches of the Transfer Agent’s systems resulting in theft of the information necessary to link a Fund investor’s personal identity with such investor’s record of shares on a blockchain, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as recorded on a blockchain. Cyber-attacks affecting a Fund’s third-party service providers, including the Adviser, Sub-Adviser, Transfer Agent, administrator and custodian, and/or the App, Portal, wallet provider or blockchain networks, may subject a Funds or a shareholder to many of the same risks associated with direct cybersecurity breaches and adversely impact the Funds or shareholders. For instance, cyber-attacks may impact a Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading or settlement, cause the Fund to incur additional compliance costs associated with corrective measures, subject a Fund to regulatory fines or other financial losses, and/or cause reputational damage to a Fund. While the Fund’s service providers have established business continuity plans and risk management systems designed to address cybersecurity risks, prevent cyber-attacks and mitigate the impact of cybersecurity breaches, there are inherent limitations on such plans and systems. In addition, a Fund has no control over the cybersecurity protections put in place by its service providers or any other third-parties whose operations may affect a Fund or its shareholders.

A cyberattack on the App, Portal, internal or affiliate platforms, or a blockchain network or blockchain wallets could increase the possibility of loss or theft of a shareholder’s shares in a Fund. Such loss or theft could result in claims against a Fund and could have a substantial adverse effect on the financial and business operations of a Fund.

Derivatives Risk

Each Fund may invest in derivatives, such as forward contracts, futures contracts, and/or swaps, to pursue its investment objectives and implement its principal investment strategies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the instruments underlying those derivatives, including risks relating to leverage, correlation (imperfect correlations with underlying instruments or a Fund’s other portfolio holdings), volatility, lack of availability, counterparty credit, liquidity, and valuation. The use of such derivatives also may expose a Fund to the performance of investments that it does not own. To the extent a Fund engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that such hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect a Fund. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited.

Funds that invest in derivatives are also subject to the risk that a change in U.S. law and related regulations will impact the way they operate, increase the particular costs of their operation and/or change the competitive landscape. In October 2020, the SEC adopted Rule 18f-4 under the Investment Company Act of 1940 (the “1940 Act”), which governs a fund’s use of derivatives. Among other things, the rule generally requires a fund to adopt a derivatives risk management program, appoint a derivatives risk manager to oversee the program, and comply with an outer limit on fund leverage risk based on value at risk, or “VaR.”

Call Options Risk

Call options may be subject to volatile swings in price influenced by changes in the value of the underlying asset. The call options purchased and sold by the Fund may have imperfect correlation to the returns of their underlying assets, which may in turn adversely affect the Fund’s ability achieve its investment objective. With respect to “in the money” call options purchased by the Fund, if the price of the underlying asset’s shares do not appreciate above the strike price prior to the expiration date, the Fund may lose the entire amount of the premium that it paid for the call options. The Fund’s losses may outweigh the gains to the Fund from the receipt of options premiums. In addition, there is no guarantee that an active market will exist for the options at any particular time. Further, trading restrictions or limitations may be imposed on options by an exchange or as a result of government regulations.

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Futures Contracts

A futures contract may generally be described as an agreement for the future sale by one party and the purchase by another of a specified security or instrument at a specified price and time. Futures contracts have standardized terms and trade on an exchange, where prices are settled on a daily basis until the end of the contract. A currency futures contract is a contract to exchange one currency for another at a specified date in the future at an agreed upon exchange rate. An interest rate futures contract is an agreement between a buyer and seller for the future delivery of an interest-bearing asset at a specified date in the future at an agreed upon exchange rate. The risks of futures contracts include, but are not limited to: (1) the success of the adviser’s and/or sub-adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets, and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time.

Put Options Risk

Options may be subject to volatile swings in price influenced by changes in the value of the underlying instrument. The Fund assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument when it writes a put option. Although the Fund collects premiums on the put options that it writes, the premium received may not be sufficient to offset the Fund’s losses if the value of the put option’s strike price is higher than the market value of the put option and the put option is exercised as of the Roll Date (i.e., the Fund, as the seller of the put option, owes the buyer of the put option). If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses. The Fund’s potential return is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. Furthermore, it could be the case that the Index Options sold by the Fund may not perfectly correlate with the returns of their underlying reference assets.

Dividend Paying Securities Risk

Securities that pay dividends, as a group, may be out of favor with the market and underperform the overall equity market or stocks of companies that do not pay dividends. In addition, changes in the dividend policies of the companies held by the Underlying Funds (which may be due to forces outside of a company’s control, such as political, social or other pressures) or the capital resources available for such company’s dividend payments may adversely affect the Fund. In the event a company reduces or eliminates its dividend, the Fund (through its investment in an Underlying Fund) may not only lose the dividend payout but the stock price of the company may also fall.

Dividend Paying Securities Risk

There is a chance that the ability to pay dividends by the issuer of a preferred stock held by the Fund may deteriorate or the issuer may default (i.e., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer not held by the Fund), which would negatively affect the value of any such holding.

Emerging Markets Risk

Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments, market manipulation concerns, and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, accounting, auditing, financial reporting and recordkeeping standards, (vi) fewer protections of property rights, (vii) limited investor rights and legal or practical remedies available to the Fund against portfolio companies, (viii) restrictions on the transfer of securities or currency or payment of dividends and (ix) settlement and trading practices that differ from U.S. markets. Each of these factors may impact the Fund’s ability to buy, sell, transfer, receive, deliver or otherwise obtain exposure to, emerging market securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the value of Fund shares and cause the Fund to decline in value. The volatility of emerging markets may be heightened by the actions (such as significant buying and selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities’ prices and cause Fund share prices to decline. For these and other reasons, investments in emerging markets are often considered speculative.

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Equity Securities Risk

The value of equity securities may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of equity securities participate, or factors relating to specific issuers of equity securities. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of an issuer’s equity securities; the price of an issuer’s equity securities may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of an issuer’s equities securities. In addition, the equity securities of an issuer may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities may cause the value of its securities to decline. With respect to the Fund, if the value of equity securities included in the S&P 500® Index decrease or fluctuate, causing the value of the S&P 500® Index on the Roll Date to fall below the strike price of the Index Options sold by the Fund, the NAV of the Fund will decreases or fluctuates, respectively, as the Index Options increase in value to their owners.

Floating Rate Notes Risk

Securities with floating rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value and negatively impact the Fund’s NAV, particularly if changes in prevailing interest rates are more frequent or sudden than the rate changes for the Floating Rate Notes, which only occur periodically.

Foreign Securities Risk

Investments in non-U.S. securities and instruments involve political, regulatory, and economic risks that may not be present in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non- U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments and may be heightened in connection with investments in developing or emerging markets countries. Foreign securities also include American Depositary Receipts (“ADRs”), which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Global Depositary Receipts (“GDRs”), which are similar to ADRs, represent shares of foreign-based corporations and are generally issued by international banks in one or more markets around the world. Investments in ADRs and GDRs may be less liquid and more volatile than underlying shares in their primary trading markets.

Geographic Investment Risk

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Geopolitical Risk

The United States has and may continue to experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues, and/or systemic market dislocations (including due to events outside of the United States) that have led, and in the future may lead, to increased short-term market volatility and have adverse long-term effects on the U.S. and world economies and markets generally. Such geopolitical events also may disrupt the orderly functioning of the securities markets globally. Each of the foregoing may negatively impact the Fund’s investments.

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High Yield Securities Risk

Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Implied Volatility Risk

Equity Premium Income Digital Fund Only. When the Fund sells an Index Option, the Fund gains the amount of premium it receives; however, the Fund also incurs a liability that represents the value of the Index Option it has sold until the Index Option is exercised or expires. The value of the Index Options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Consequently, increases in the implied volatility of the Index Options will cause the value of such options to increase (even if the prices of stocks in the S&P 500® Index do not change), which will result in a corresponding increase in the liabilities of the Fund under the Index Options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the Index Options expire or are struck at-the-money. The implied volatility of the Index Options sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries of companies included in the S&P 500® Index, or factors relating to certain of those companies.

Income Risk

The Funds are subject to income risk, which is the chance that the Fund’s income will decline because of falling interest rates. The Fund’s income would decline when interest rates fall because the Fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

Index and Data Risk

The Index Funds employ a “passive management” – or indexing – investment approach. The Funds are not “actively” managed and seek to track the price and yield performance, before fees and expenses, of the Index. The Index Provider has developed an index methodology that describes both the objective of the Index and the rules pursuant to which the Index is constructed and maintained to seek to achieve its objective. The Index, however, may not achieve its objective or perform as intended for a variety of reasons, even when constructed and maintained consistently with its rules-based index methodology. As a result, none of the Index Provider, its affiliates, agents, or any contributor of data considered in determining the composition or price of the Index, including the independent Index calculation agent, provide any warranty or accept any liability with regard to the quality, accuracy or completeness of the Index, its calculation, its valuation, or any related data, nor does any such entity guarantee that the Index will achieve its objective. The Index Provider is not obligated to consider the Fund’s interests or those of its shareholders when administering the Index. In addition, the Index Provider may make adjustments to the Index or cease making the Index available without regard to the particular interests of the Fund or its shareholders. Any such decision by the Index Provider may be disruptive to the management of the Fund and adversely affect its performance. The structure and composition of the Index will affect the performance, volatility, and risk of the Index, but also the Fund. Errors in Index data, Index computations, or the construction or adjustment of the Index in accordance with its index methodology may occur from time to time and may not be identified and/or corrected by the Index Provider, Index calculation agent, or other appropriate party for a period of time or at all, which may have an adverse impact on the Index Fund and its shareholders. The Index may be particularly vulnerable to the risk of an ongoing or sustained error because it generally is not used as a benchmark by other funds or managers. An Index error may result in the inclusion or exclusion of constituent securities in the Index or the weighting of constituent securities in the Index that would have been different had data or other information been correct or complete, which may lead to a different investment outcome than would have been the case had such error not occurred. Index errors, as well as the length of time between the Index’s and the Fund’s regular rebalance and/or reconstitution events, may result in the Fund holding for a period of time, securities or other investments that have become inconsistent with its investment strategies and/or investment criteria. The Adviser and Sub-Adviser seek to manage the Fund to track the performance of the Index even in circumstances where it may be determined that the Index composition was not accurate. Consequently, losses or costs associated with the Index error and other related risks may be borne by the Fund and its shareholders, and neither the Adviser nor its affiliates or agents make any representations or warranties regarding the performance or administration of the Index. The management of the Fund is dependent on the operation of the Index. If the computers or other facilities of the Index Provider, Index calculation agent, Index data providers, if any, and/or other Index-related service provider malfunction for any reason, calculation and dissemination of Index values and any scheduled adjustments to the composition of the Index may be delayed. Depending on the duration of the delay, such event may necessitate suspending trading in the Fund’s shares until normal operation of the Index resumes.

WisdomTree Digital Trust Prospectus 125

Inflation-Indexed Securities Risk

The principal amount of an inflation-indexed security typically increases with inflation and decreases with deflation, as measured by a specified index. It is possible that, in a period of declining inflation rates, a Fund could receive at maturity less than the initial principal amount of an inflation-indexed security. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if the Fund purchases U.S. TIPS in the secondary market whose principal values have previously been adjusted upward and there is a period of subsequent declining inflation rates, a Fund may receive at maturity less than it invested. Depending on the changes in inflation rates during the period a Fund holds an inflation-indexed security, a Fund may earn less on the security than on a conventional bond. The principal amounts of inflation-indexed securities are typically only adjusted periodically, and changes in the values of the securities may only approximately reflect changes in inflation rates and may occur substantially after the changes in inflation rates in question occur.

Interest Rate Risk

The market value of fixed income securities, and financial instruments related to fixed income securities, will change in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Conversely, as interest rates decline, the value of fixed income securities is likely to increase. Duration is a measure commonly used to determine the sensitivity of a security’s price to changes in interest rates. While securities with longer durations tend to produce higher yields, the prices of longer duration securities tend to be more sensitive to changes in interest rates and thus subject to greater volatility than securities with shorter durations. A substantial increase in interest rates also may adversely affect the liquidity of a security, especially those with longer durations. Falling interest rates may give rise to the potential for a decline in the Fund’s income and yield. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for bonds. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Changes in interest rates could lead to increased volatility and heightened liquidity risk for the fixed income markets generally and could have a substantial and immediate effect on the values of the Fund’s investments.

Investment Risk

As with all investments, an investment in a Fund is subject to investment risk. Investors in a Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Style Risk

The Index Funds invest in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets unless the Index is taking similar positions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (e.g., large-, mid-, and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

126 WisdomTree Digital Trust Prospectus

Investments in Underlying Funds Risk

The Active Funds invest a substantial portion of their assets in other funds. A Fund’s investment performance and risks may be directly related to the investment performance and risks of such funds. The allocation of the Fund’s assets to Underlying Funds may not be successful in achieving the Fund’s investment objective. There is a risk that you may experience lower returns by investing in the Fund instead of investing directly in an Underlying Funds. The Fund’s returns are directly related to the aggregate performance and expenses of the Underlying Funds in which it invests. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the Underlying Funds realize their investment objectives. There is no guarantee that the Underlying Funds will achieve their respective investment objectives.

Fund shareholders indirectly bear a proportionate share of the fees and expenses of the other funds in addition to the Fund’s expenses. These risks include the possibility that a fund may experience a lack of liquidity that can result in greater volatility than its underlying securities or a fund may trade at a premium or discount to its net asset value.

Issuer Credit Risk

The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due on the security, or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. The Fund cannot collect interest and principal payments on a security if the issuer defaults. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s Investors Service, Inc., Standard & Poor’s Corporation, or Fitch Ratings Inc.) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in the Fund may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Fund’s portfolio investments.

Issuer Specific Risk

Changes in the actual or perceived financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Shareholder Risk

From time to time, shareholders of a Fund (which may include institutional investors, other WisdomTree funds and WisdomTree and its affiliates), may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to sell investments or invest additional cash, as the case may be, at disadvantageous prices or at times it may otherwise not do so. Redemptions of a large number of shares may also increase transaction and other costs or have adverse tax consequences for shareholders of such Fund by requiring a sale of investments. Purchases of a large number of shares may adversely affect performance to the extent that it takes time to invest new cash and such Fund maintains a larger cash position than it normally would.

To the extent a stablecoin issuer is a large shareholder, the Treasury Money Market Fund may be subject to additional redemption risk. Stablecoins may experience periods of uncertainty or volatility arising from market, economic, technological, legal or regulatory developments, or from events specific to a stablecoin issuer, such as concerns about maintaining a stable value or peg that could result in rapid or unexpected redemption requests by one or more stablecoin issuers. Large redemption requests could negatively affect the Treasury Money Market Fund’s liquidity, NAV, or portfolio management.

Limited Upside Return Risk

Equity Premium Income Digital Fund Only. By virtue of its put option sales strategy, the Fund’s returns will be subject to an upside limitation on returns attributable to S&P 500® Index, and the Fund will not participate in gains beyond such upside limitation. In the event an investor purchases Fund shares between Roll Dates, and the value of the S&P 500® Index falls to a level near or below the strike price, there may be little or no ability for that investor to experience a gain on an investment in Fund shares until the next Roll Date.

WisdomTree Digital Trust Prospectus 127

Market Risk

The trading prices of securities fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market, and economic developments, including, but not limited to, changes in interest rates, government regulation, and the outlook for economic growth or recession, as well as events that impact specific issuers, such as changes to an issuer’s actual or perceived creditworthiness. The Fund’s NAV, like securities prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money on their investment in the Fund over short or long periods of time.

Recent Events

The value of the Fund’s investments may be adversely affected by recent and current events occurring outside of the United States, including those affecting foreign markets (including extreme volatility, depressed valuations, and decreased liquidity), significant geopolitical events (including armed conflicts, terror attacks, and disruptions to foreign economic and trade relationships), and public health emergencies (including pandemics such as the COVID-19 pandemic), among other events. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas, and other militant groups in the Middle East, and related sanctions and trading restrictions have caused significant market disruptions and volatility within the markets in Russia, Europe, the Middle East, and the United States. Similarly, the policy agenda of the new U.S. administration has introduced heightened risks, including economic policy and market risks with the imposition of significant tariffs and other trade-related initiatives that have disrupted, and could continue to disrupt, markets globally. Trade disputes and retaliatory actions, such as embargoes and other trade limitations, may reduce the profitability of companies in which the Fund invests, lead to a significant reduction in international trade, and adversely affect the growth of the global economy. Trade disputes may also increase currency exchange rate volatility, which can adversely affect the prices of certain of Fund investments and the ability of the Fund to hedge its currency risk, and negatively affect investor confidence in the markets generally and investment growth and could contribute to volatility or overall declines in the U.S. and global investment markets. While the aggregate effect of these policies is unknown, initially they appear to be escalating tensions between the United States and certain subject countries, as well as globally, and increasing volatility in the markets generally. The extent and duration of these conflicts, policy initiatives, and tensions are impossible to predict, and they could continue to result in significant market disruptions, including with respect to certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation, and global growth. These conflicts, policy initiatives, and tensions could adversely affect the value of certain Fund investments, as well as the Fund’s performance and liquidity, even if the Fund does not have direct investment exposure to a country involved in a particular conflict or industry directly affected by trade restrictions.

Market Risk and Selection Risk

Treasury Money Market Digital Fund Only. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

128 WisdomTree Digital Trust Prospectus

Market Capitalization Risk

Small-Capitalization Investing Risk

The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Mid-Capitalization Investing Risk

The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but mid-capitalization companies may also underperform the securities of small-capitalization companies because medium capitalization companies are more mature and are subject to slower growth during economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Large-Capitalization Investing Risk

Securities of large-capitalization companies may underperform securities of smaller companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Money Market Regulatory Risk

Treasury Money Market Digital Fund Only. Changes in government regulations may adversely affect the value of a security held by the Fund. These changes may result in reduced yields for money market funds, including the Fund, which may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of the Fund.

Mortgage Backed Securities Risk

Agency Mortgage-Backed Securities Risk

Fixed income securities issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, FNMA and FHLMC, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the security and are not guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of FNMA, FHLMC and other agencies that are placed under conservatorship of the U.S. government. Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government. Some U.S. government agencies, including FNMA and FHLMC, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the U.S. (e.g., U.S. Treasury bonds). If a U.S. government agency that is the issuer of securities in which the Fund invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Fund will be adversely impacted. Defaults on, or low credit quality or liquidity of the underlying assets of the mortgage-backed securities may impair the value of these securities and result in losses. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of mortgage-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter term securities. These securities may be significantly affected by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying mortgages. During an economic downturn, the mortgages may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities.

WisdomTree Digital Trust Prospectus 129

Non-Agency Mortgage-Backed Securities Risk

Non-agency mortgage-backed securities are mortgage-backed securities issued or guaranteed by private issuers. Non-agency issued mortgage-backed securities are not backed by the full faith and credit of the U.S. government and must rely only on the creditworthiness of the issuer and the underlying mortgages for repayment. As a result, non-agency mortgage-backed securities are subject to heightened risks as compared to agency mortgage-backed securities, including that non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. Therefore, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

Non-Correlation Risk

As with all index funds, the performance of a Fund and its Index may vary for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, a Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index or may be subject to pricing differences, differences in the timing of dividend accruals, tax gains or losses, operational inefficiencies and the need to meet various new or existing regulatory requirements. For example, it may take several business days for additions and deletions to the Index to be reflected in the portfolio composition of the Fund. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. By using a representative sampling strategy, a Fund generally can be expected to have a greater non-correlation risk and this risk may be heightened during times of market volatility or other unusual market conditions. In addition, when markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the Index tracking risk.

Non-Diversification Risk

Technology and Innovation 100 Digital Fund and Alternative Funds Only. The Fund is considered to be non-diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Code for qualification as a RIC. See the “Taxes – Qualification as a Regulated Investment Company” section of the Statement of Additional Information (“SAI”) for detail regarding the asset diversification requirements.

Other Investment Companies – Money Market Funds Risk

Treasury Money Market Digital Fund Only. A money market fund may only invest in other investment companies that qualify as government money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not comply with Rule 2a-7 or qualify as a reserve asset under the GENIUS Act. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject.

Portfolio Turnover Risk

Significant investor purchases or redemptions and/or Fund purchasing or selling of portfolio assets in seeking to track the Index may result in high portfolio turnover rates for the Fund. High portfolio turnover would result in correspondingly greater transaction expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

Prepayment Risk

Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

130 WisdomTree Digital Trust Prospectus

Purchase and Sale Timing Risk

Equity Premium Income Digital Fund Only. Although the Fund seeks to implement a strategy similar to that used by the Index, the Fund has multiple Roll Dates each month and, as a result, no matter when an investor purchases Fund shares, even on a Roll Date, the value of the investor’s investment in the Fund may not be protected against a decline in the value of the S&P 500® Index and may not benefit from a gain in the value of the S&P 500® Index. For example, if an investor purchases Fund shares between Roll Dates for one of the Index Options and the value of the S&P 500® Index had already decreased below the strike price for those Index Options, the Fund would not seek to protect the investor from any additional decline in the value of the S&P 500® Index with respect to that Index Option. Investors may lose money if the S&P 500® Index increases, and the premium collected from selling an Index Option is insufficient to cover the S&P 500® Index gains. The value of the options written by the Fund is dependent on various factors, including, but not limited to, the value and implied volatility of the S&P 500® Index. Each of these factors may vary significantly during the period between Roll Dates and affect the Fund’s ability to achieve its investment objective between Roll Dates.

REIT Investing Risk

Private Credit and Alternative Income Digital Fund Only. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs generally derive their income from rents paid by tenants renting properties directly owned and operated by the REITs. Mortgage REITs generally derive their income from interest payments made on mortgages originated or purchased by the REITs. By investing in REITs, the Fund will be exposed to the risks of owning real estate, such as decreases in real estate values, overbuilding, increased competition, other risks related to local or general economic conditions and developments, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. In addition, U.S. REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Code, and failing to maintain exemption from the registration requirements of the 1940 Act. REITs may use leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing and could adversely affect a REIT’s operations and market value in periods of rising interest rates. Rising interest rates could result in higher costs of capital for REITs, which could negatively affect a REIT’s ability to meet its payment obligations or its financing activity and could decrease the market prices for REITs and for properties held by such REITs. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. As the demand for, or prices of, real estate increase, the value of the Fund’s investments in REITs generally would be expected to also increase. Conversely, declines in the demand for, or prices of, real estate generally would be expected to contribute to declines in the value of the real estate market and REITs. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

Repurchase Agreements Risk

Treasury Money Market Digital Fund Only. In the event that the other party to a repurchase agreement fails to repurchase the underlying security serving as collateral for the repurchase agreement, the Fund would generally seek to sell the underlying security. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Fund may encounter delay and incur costs before being able to sell the underlying security. Delay in selling the security is likely if the counterparty becomes involved in insolvency proceedings in which the receiver or court may impose a stay. If a sale is delayed, the Fund will be subject to the risk of a decline in the market value of the underlying security below the amounts that would otherwise be due to the Fund under the repurchase agreement.

Return of Capital Risk

Equity Premium Income Digital Fund Only. The Fund expects to make monthly distributions regardless of its performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is generally tax-free to the extent of a shareholder’s basis in the Fund’s shares and reduces the shareholder’s basis in their shares and results in a higher capital gain or lower capital loss when the shares on which the return of capital distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, return of capital distributions will be treated as gain from the sale of the shareholder’s shares.

WisdomTree Digital Trust Prospectus 131

Rolling Risk

Equity Premium Income Digital Fund Only. The Fund’s investment strategy is subject to risks related to rolling options. The Fund may engage in rolling to adjust the strike price or the expiration date of the Fund’s options and may roll the options positions in different ways depending on market conditions. The Fund’s ability to realize benefits from rolling its options positions depends in large part on the skill of the Fund’s Adviser and Sub-Adviser and their ability to accurately gauge market conditions and forecast market movements. The Fund expects to frequently roll its options contracts, which will result in increased transaction costs for the Fund. These costs may be further increased to the extent the Fund purchases options contracts farther from expiration, which generally are priced higher than options approaching their expiration. When holding options approaching their expiration, the Fund bears the risk that it may be required to post additional margin for such options positions despite its declining value. In addition, to the extent the Fund elects to roll its options contracts by adjusting its strike prices downward thereby extending its time until expiration, the Fund risks limiting its ability to fully realize upside returns. There is no guarantee that the Fund’s options rolling will produce the desired results or expected returns and it may cause the Fund to lose value or fail to meet its investment objective.

Sector Risks

Communication Services Sector Risk

The Fund currently invests a significant portion of its assets in the communication services sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The communication services sector consists of companies that facilitate communication and offer content and information through various types of media. These companies include, for example, telecom companies, such as wireless and fixed-line telecommunications service providers, media companies, such as broadcasters, advertisers, publishers, cable and satellite companies, and companies in the movie industry, and other companies that provide internet software, on-line services social media platforms, video games, and digital entertainment. This sector can be significantly affected by, among other things, government intervention and regulation, technological innovations that make existing products and services obsolete, and consumer demand.

Financial Sector Risk

The financial sector includes, for example, banks and financial institutions providing mortgage and mortgage related services. This sector can be significantly affected by, among other things, changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability, cost of capital, and impact of inflation. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.

Information Technology Sector Risk

The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. This sector can be significantly affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation. Challenges facing companies in the information technology sector include distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, technological innovations that make existing products and services obsolete, and satisfying consumer demand. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, aggressive pricing, changes in demand, and competition to attract and retain the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Stable Net Asset Value Risk

Treasury Money Market Digital Fund Only. The Fund may not be able to maintain a stable NAV of $1.00 per share at all times. This risk may be heightened due to large or frequent redemptions which could cause the Fund’s share price to decrease below $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

132 WisdomTree Digital Trust Prospectus

Stablecoin Issuer Risk

Treasury Money Market Digital Fund Only. Since the Treasury Money Market Digital Fund’s principal investment strategy generally seeks to limit its investments to eligible reserve assets in which payment stablecoin issuers are permitted to maintain under the GENIUS Act, the Fund’s yield may be lower than other money market funds that are permitted to invest in a wider universe of investments.

TBA Transactions Risk

There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

Underlying Fund Risk

Underlying Funds are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an Underlying Fund trades at a premium or discount to its net asset value. Underlying Funds also involve the risk that an active trading market for an Underlying Fund’s shares may not develop or be maintained. Similarly, because the value of Underlying Fund shares depends on the demand in the market, the Fund may not be able to purchase or sell an Underlying Fund at the most optimal time, which could adversely affect the Fund’s performance. Trading of an Underlying Fund’s shares may be halted by the activation of individual or market-wide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an Underlying Fund’s shares may also be halted if (i) the shares are delisted from an exchange without first being listed on another exchange or (ii) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. Underlying Funds managed by WisdomTree Asset Management, Inc., as well as Underlying Funds managed by third-party advisers, may be included.

Underlying Investments Risk

Private Credit and Alternative Income Digital Fund Only. Because the Fund invests in Vehicles, its investment performance largely depends on the investment performance of the Vehicles in which it invests. The Fund will pay indirectly a proportional share of the fees and expenses of the Vehicles in which it invests, including their investment advisory and administration fees, in addition to its own fees and expenses. In addition, at times certain segments of the market represented by constituent Vehicles may be out of favor and underperform other segments. Investments by the Fund in a Vehicle are subject to, among other risks, the risk that the listing exchange may halt trading of the Vehicle’s shares. In addition, the Fund may be subject to the following risks as a result of investments and strategies pursued by the Vehicles:

Adverse Developments in the Debt Capital Markets

Recent market and economic conditions have been unprecedented and challenging. Continued concerns about the systemic impact of inflation, energy supply disruptions, trade disputes, such as tariffs, geopolitical issues, the availability and cost of credit, sovereign debt levels, including U.S. debt levels, the mortgage market and a declining commercial real estate market in the U.S. have contributed to increased market volatility and diminished expectations for the U.S. economy. These conditions, combined with volatile oil prices, declining business and consumer confidence and increased unemployment have contributed to volatility of unprecedented levels. The factors described above have led to an overall reduction in liquidity in the debt capital markets, including sources of liquidity that a Vehicle may wish to utilize. Such conditions could reduce the availability of leverage to a Vehicle, its investments, and potential purchasers of its investments or make such leverage more expensive to obtain, thereby adversely affecting the performance of the Vehicle.

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Agency Mortgage-Backed Securities Risk

Certain Vehicles may invest in agency mortgage-backed securities. Fixed income securities issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, FNMA and FHLMC, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the security and are not guaranteed by the U.S. Treasury or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of FNMA, FHLMC, and other agencies that are placed under conservatorship of the U.S. government. Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government. Some U.S. government agencies, including FNMA and FHLMC, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the U.S. (e.g., U.S. Treasury bonds). If a U.S. government agency that is the issuer of securities in which a Vehicle invests is unable to meet its obligations or ceases to exist and no plan is made for repayment of securities, the performance of the Vehicle will be adversely impacted. Defaults on, or low credit quality or liquidity of, the underlying assets of the mortgage-backed securities may impair the value of these securities and result in losses. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of mortgage-backed securities. The value of longer-term securities generally changes more in response to changes in market interest rates than shorter term securities. These securities may be significantly affected by government regulation, market interest rates, market perception of the creditworthiness of an issuer servicer, and loan-to-value ratio of the underlying mortgages. During an economic downturn, the mortgages may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities.

Asset-Backed Securities Risk

Certain Vehicles may invest in asset-backed securities. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of as-set-backed securities. Asset-backed securities can also be subject to the risk of default on the underlying assets. Asset-backed securities are subject to fluctuations in yield due to pre-payment rates that may be faster or slower than expected.

Collateralized Loan Obligation Risk

Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund, through its investments in the Vehicles, may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

High Yield Securities Risk

Investing in high yield securities or junk bonds involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential for capital appreciation and higher yields, high yield securities typically entail higher price volatility and may be less liquid than securities with higher ratings. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Vehicle may lose its entire investment.

Highly Leveraged Portfolio Companies Risk

Certain BDCs in which the Fund invests may invest in highly leveraged portfolio companies with no restriction on the amount of debt the portfolio companies can incur. Substantial indebtedness may add additional risk with respect to a portfolio company, and could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. In some cases, proceeds of debt incurred by a portfolio company could be paid as a dividend to stockholders rather than retained by the portfolio company for its working capital. Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

134 WisdomTree Digital Trust Prospectus

If a portfolio company is unable to generate sufficient cash flow to meet principal and interest payments to its lenders, it may be forced to take other actions to satisfy such obligations under its indebtedness. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of a BDC’s investment(s) in such portfolio company. If such strategies are not successful and do not permit the portfolio company to meet its scheduled debt service obligations, the portfolio company may also be forced into liquidation, dissolution or insolvency, and the value of the BDC’s investment in such portfolio company could be significantly reduced or even eliminated.

Illiquid Investments Risk

Illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Vehicle. Investments acquired by a Vehicle that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions, and/or investor perception.

Investment in Private and Middle-Market Investments Risk

Certain Vehicles may make investments in private and middle-market companies, which involve a number of significant risks. Generally, little public information exists about these companies, and if the respective vehicle is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and may lose money. Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that a Vehicle holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Vehicle realizing any guarantees the Vehicle may have obtained in connection with the Vehicle’s investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Vehicle’s investment and, in turn, on the Vehicle. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

Issuer Credit Risk

The financial condition of an issuer of a debt security or other instrument may cause such issuer to default, become unable to pay interest or principal due on the security, or otherwise fail to honor its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in such situations. A Vehicle cannot collect interest and principal payments on a security if the issuer defaults. Recent events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt. The degree of credit risk for a particular debt security or other issuer may be reflected in its credit rating. A credit rating is a measure of a bond issuer’s ability to make timely payments of interest and principal. Rating agencies (such as Moody’s, S&P, or Fitch) assign letter designations typically ranging from AAA to A- (lower default risk) through CCC to C (higher default risk) or D (in default). A credit rating of BBB- or higher generally is considered “investment grade.” Credit ratings are subjective, do not remove market risk, and represent the opinions of the rating agencies as to the quality of the securities they rate. Credit ratings can change quickly and may not accurately reflect the risk of an issuer. Generally, investment risk and price volatility increase as the credit rating of a security declines. The value of an investment in a Vehicle may change quickly and without warning in response to issuer defaults and changes in the credit ratings of the Vehicle’s portfolio investments.

Micro-Capitalization Investing Risk

Micro cap companies may be newly formed or in the early stages of development with limited product lines, markets, or financial resources. Therefore, micro cap companies may be less financially secure than large-, mid-, and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro cap stock prices may be more volatile than large-, mid-, and small-capitalization companies and such stocks may be more thinly traded and thus difficult for a Vehicle to buy and sell in the market.

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Non-Agency Mortgage-Backed Securities Risk

Certain Vehicles may invest in non-agency mortgage-backed securities. Non-agency mort-gage-backed securities are mortgage-backed securities issued or guaranteed by private issuers. Non-agency issued mortgage-backed securities are not backed by the full faith and credit of the U.S. government and must rely only on the creditworthiness of the issuer and the underlying mortgages for repayment. As a result, non-agency mortgage-backed securities are subject to heightened risks as compared to agency mortgage-backed securities, including that non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. Therefore, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk, or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose, and borrower characteristics. There may be a limited market for such securities.

Private Credit Risk

Private credit investments are restricted securities that are not traded in public markets and subject to substantial holding periods, so that a Vehicle may not be able to resell some of its holdings for extended periods, which may be several years. A Vehicle may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of the Vehicle. The Vehicle’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are not traded in public markets, are illiquid, can be subject to various restrictions on resale, and there can be no assurance that a Vehicle will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt, and the degree to which such assets cover the subject company’s debt obligations. The companies in which a Vehicle invests may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

Restricted Securities Risk

A Vehicle may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability and may prevent the Vehicle from disposing of them promptly at reasonable prices. The Vehicle may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Senior Secured Loan Risk

There is a risk that any collateral pledged by portfolio companies in which certain Vehicles may have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Substantial increases in interest rates and market volatility may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Vehicle’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for a Vehicle’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees, or other responsible parties and, as a result, a Vehicle may not have priority over other creditors as anticipated. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Senior loans usually include restrictive covenants, which must be maintained by the borrower. A Vehicle may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower.

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Senior loans generally are not registered with the SEC and are not listed on any national securities exchange. There is less readily available or reliable information about most senior loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended. No active trading market may exist for some senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, which may impair a Vehicle’s ability to realize full value and thus cause a material decline in the Vehicle’s value. In addition, a Vehicle may not be able to readily dispose of its senior loans at prices that approximate those at which the Vehicle could sell such loans.

U.S. Treasury Obligations Risk

U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline, which has experienced a historical downgrade. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury obligations from another ratings agency or a further downgrade may cause the value of the Fund’s U.S. Treasury obligations to decline.

The total public debt of the United States has grown rapidly since the beginning of the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.

U.S. Treasury Securities Risk

U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury securities to decline, which has experienced a historical downgrade. A further downgrade of the ratings of U.S. Government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade may cause the value of the Fund’s U.S. Treasury securities to decline.

The total public debt of the United States has grown rapidly since the beginning of the COVID-19 pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation) and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

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When Issued and Delayed Delivery Securities and Forward Commitments Risk

Treasury Money Market Digital Fund Only. When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. Although delayed delivery is limited (not more than 35 days) and is commonly shorter for government securities, these investments may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Additional Non-Principal Risk Information

Securities Lending

Although a Fund will not enter into a securities lending program unless a Fund is indemnified by the Fund’s lending agent for losses incurred in connection with a borrower’s default with respect to a loan, each Fund would bear the risk of loss of investing cash collateral and may be required to make payments to a borrower upon return of loaned securities if invested collateral has declined in value. Furthermore, because of the risks in delay of recovery, a Fund may lose the opportunity to sell the securities at a desirable price, and a Fund will generally not have the right to vote securities while they are being loaned. These events, upon implementation of a securities lending program, could also trigger negative tax consequences for a Fund.

Operational Risk

Each Fund, its service providers (including the Adviser, the Sub-Adviser, Transfer Agent, WisdomTree, the administrator and the custodian), the App, wallet provider, blockchain networks and intermediaries, may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on each Fund or shareholders. With the increased use of technologies such as mobile devices and web-based or cloud applications, and the dependence on the Internet and computer systems to conduct business, the Fund is particularly susceptible to operational and related risks associated with such technologies. To the extent that the Funds and their service providers seek to mitigate these operational risks through their internal controls and operational risk management processes, these measures, to the extent implemented, may not identify or may be inadequate to address all such risks.

Third-Party Platform Risk

Investors may access Fund transaction functionality through certain third-party platforms that integrate with WisdomTree Securities. The availability and performance of such platforms are outside the control of a Fund and may be subject to technological disruptions, cybersecurity risks, or operational errors. Transactions initiated through such platforms remain subject to a Fund’s purchase and redemption procedures and applicable order cutoff times.

Affiliated Index Provider Risk

The Index Provider of certain described Indexes is an affiliated person of the Adviser, which poses potential conflicts of interest. For example, a potential conflict could arise between an affiliated person of the Index Provider or the Adviser and each Fund if that entity attempted to use information regarding changes and composition of each Index to the detriment of each Fund. Additionally, potential conflicts could arise with respect to the personal trading activity of personnel of the affiliated person who may have access to, or knowledge of, pending changes to each Index’s composition methodology or the constituent securities in each Index prior to the time that information is publicly disseminated. If shared, such knowledge could facilitate “front-running” (which describes an instance in which other persons trade ahead of each Fund). Although the Adviser and the Index Provider have taken steps designed to ensure that these potential conflicts are mitigated (e.g., via the adoption of policies and procedures that are designed to minimize potential conflicts of interest and the implementation of informational barriers designed to minimize the potential for the misuse of information about the Index), there can be no assurance that such measures will be successful.

Portfolio Holdings Information

Each Fund (except the Treasury Money Market Digital Fund) will disclose its portfolio holdings daily and the Treasury Money Market Digital Fund will disclose its portfolio holdings monthly at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors). A more detailed description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Statement of Additional Information (“SAI”).

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Management of the Fund

Investment Adviser

WisdomTree Digital Management, as the investment adviser, has overall responsibility for the general management and administration of the WisdomTree Digital Trust (the “Trust”) and the Funds. WisdomTree Digital Management is a registered investment adviser with offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119. As of September 30, 2025, WisdomTree Digital Management had assets under management totaling approximately $592 million. WisdomTree, Inc.* is the ultimate parent company of WisdomTree Digital Management. WisdomTree Digital Management provides an investment program for the Funds. The Adviser provides oversight of the Sub-Advisers, monitoring of the Sub-Advisers’ buying and selling of securities for the Funds, and periodic review of the Sub-Advisers’ performance. In addition, the Adviser arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate.

* “WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

For its services, each Fund paid the Adviser a management fee, based on a percentage of the Fund’s average daily net assets, as shown in the following table for the fiscal year ended June 30, 2025.

Name of Fund	Management Fee
WisdomTree Floating Rate Treasury Digital Fund	0.05%
WisdomTree Short-Term Treasury Digital Fund	0.05%
WisdomTree 3-7 Year Treasury Digital Fund	0.05%
WisdomTree 7-10 Year Treasury Digital Fund	0.05%
WisdomTree Long-Term Treasury Digital Fund	0.05%
WisdomTree TIPS Digital Fund	0.05%
WisdomTree 500 Digital Fund	0.05%
WisdomTree Technology and Innovation 100 Digital Fund	0.10%
WisdomTree Short-Duration Income Digital Fund	0.15%
WisdomTree Treasury Money Market Digital Fund	0.25%
WisdomTree Siegel Global Equity Digital Fund	0.15%
WisdomTree Siegel Moderate Digital Fund	0.15%
WisdomTree Siegel Longevity Digital Fund	0.15%
WisdomTree Equity Premium Income Digital Fund	0.44%
WisdomTree Private Credit and Alternative Income Digital Fund	0.50%

Under the Investment Advisory Agreement for the Funds, WisdomTree Digital Management has agreed to pay generally all expenses of the Funds, subject to certain exceptions. For a detailed description of the Investment Advisory Agreement for the Funds, please see the “Management of the Trust” section of the SAI. Please note that the Asset Allocation or Private Credit and Alternative Income Fund’s total annual Fund operating expenses may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by a Asset Allocation or Private Credit and Alternative Income Fund through its investments in certain Underlying Funds.

A discussion regarding the basis for the Board of Trustee’s (“Board”) approval of the Investment Advisory Agreement is available in each Fund’s Annual Form N-CSR.

WisdomTree Digital Management, as the investment adviser for the Funds, may hire one or more sub-advisers to oversee the day-to-day activities of the Funds. The sub-advisers are subject to oversight by WisdomTree Digital Management. An investment advisory affiliate of WisdomTree Digital Management, WisdomTree Asset Management, Inc. and the WisdomTree Trust (which serves as the issuer of WisdomTree exchange traded funds (“ETFs”)) have received an exemptive order from the SEC that WisdomTree Digital Management and the Trust may rely on. Accordingly, such order permits WisdomTree Digital Management, with the approval of the Independent Trustees of the Trust, to retain unaffiliated investment sub-advisers for the Funds, without submitting the sub-advisory agreement to a vote of the Funds’ shareholders. The Trust will notify shareholders in the event of any change in the identity of such sub-adviser or sub-advisers. WisdomTree Digital Management has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-adviser and recommend their hiring, termination and replacement. WisdomTree Digital Management is not required to disclose fees paid to any sub-adviser retained pursuant to the order.

Pursuant to a separate contractual arrangement, WisdomTree Digital Management (i) educates, or facilitates education, regarding the blockchain-enabled aspects of the Funds’ shares, makes periodic reports to the Board with respect thereto and pays (either directly or through third parties, which may include affiliates) all applicable blockchain network fees on behalf of the Funds, and (ii) arranges for the provision of chief compliance officer (“CCO”) services with respect to the Funds, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WisdomTree Digital Management currently does not charge a fee under the separate contractual arrangement discussed above but may do so in the future on Board approval and notice to shareholders.

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Sub-Advisers

Voya Investment Management Co. LLC (“Voya IM”): Voya IM is responsible for the day-to-day management of the Fixed Income Funds and Money Market Fund. Voya IM, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 200 Park Avenue, New York, New York 10166. As of September 30, 2025, Voya IM had assets under management totaling approximately $357.2 billion*. Voya IM is an independently operated indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. Voya IM chooses each Fixed Income Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Digital Management pays Voya IM for providing sub-advisory services to the Funds.

*Voya IM assets of $357.2 billion are calculated on a market value basis for all accounts. Voya IM assets of $359.6 billion, as reported in Voya Financial SEC filings, represent revenue generating assets for which Voya Investment Management LLC and the registered investment advisers it wholly owns, has full discretionary investment management responsibility.

Mellon Investments Corporation (“Mellon”): Mellon is responsible for the day-to-day management of the Equity Funds, Asset Allocation Funds, and Private Credit and Alternative Income Fund. Mellon, a registered investment adviser, is a leading innovator in the investment industry and manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 500 Ross Street, Pittsburgh, Pennsylvania 15258. As of September 30, 2025, Mellon had assets under management totaling approximately $988.3 billion. Mellon is an independently operated indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company. Mellon chooses the Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Digital Management pays Mellon for providing sub-advisory services to the Fund.

Newton Investment Management North America, LLC (“NIMNA”): NIMNA is responsible for the day-to-day management of the Equity Premium Income Fund. NIMNA, a registered investment adviser, is an indirect subsidiary of BNY Mellon, a banking and financial services company. Its offices are located at 201 Washington Street, Boston, Massachusetts 02108. As of September 30, 2025, NIMNA’s assets under management totaled approximately $54.9 billion. NIMNA is part of a group of affiliated companies that provide investment advisory services under the brand name “Newton Investment Management.” Investment advisory services are provided in the United States by NIMNA. NIMNA chooses the Fund’s portfolio investments and places orders to buy and sell the portfolio investments. WisdomTree Digital Management pays NIMNA for providing sub-advisory services to the Fund.A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement is or will be available in the Fund’s Semi-Annual or Annual Report.

All Funds. A discussion regarding the basis for the Board of Trustee’s approval of the Funds’ Investment Sub-Advisory Agreements is or will be available in each Fund’s Annual Form N-CSR.

Portfolio Managers

Voya IM

The day-to-day management of the Fixed Income Funds is conducted by Voya IM’s Fixed Income Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund portfolios are described below.

Brian Timberlake, CFA, PhD, is the Head of Fixed Income Research at Voya IM, responsible for managing the organization’s global fixed income research analysts as well as the coordination of macroeconomic data across the fixed income platform. His team is responsible for macro and quantitative fixed income research and provides additional assistance to individual sector groups and the risk management team. In addition, Mr. Timberlake is a named portfolio manager on several global and opportunistic fixed income products. Previously at Voya IM, he was the head of quantitative research where he helped develop an integrated, automated tool for interest rate hedging, created multifactor risk models, and was integral to the design and monitoring of customized client portfolios. Prior to that at Voya IM, he was a senior quantitative analyst. Mr. Timberlake earned a PhD in chemical engineering and an MS in quantitative and computational finance from the Georgia Institute of Technology, and a BS in chemical engineering from the University of Maryland. Mr. Timberlake has served as portfolio manager of the Funds since inception.

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Andrew Higley, CFA, is head of derivatives and liquid trading at Voya IM, and the derivative group head for Voya Financial’s regulated life insurance companies. He is responsible for a team that manages quantitative hedging disciplines and overlay portfolios, executes replicating transactions used in building products, and performs an advisory function across Voya for the management of market risks. The team works in rate, equity, and foreign exchange markets, in both linear and volatility instruments. Prior to joining Voya, Mr. Higley worked for the Federal Home Loan Bank of Atlanta, advising member banks on funding and rate risk management, and executing rate derivative transactions. Previously, he worked in the Technologies Division of America Online, doing applied statistics, and in the U.S. Senate as a Legislative Correspondent. Mr. Higley earned a master’s degree in quantitative methods for policy analysis from Harvard University and was pre-med and an English major at the University of Virginia. He is also a CFA® Charterholder. Mr. Higley has served as portfolio manager of the Funds since inception.

Anuranjan Sharma is a senior vice president and portfolio manager for the fixed income team at Voya Investment Management. Prior to rejoining Voya, he was a portfolio manager at Oppenheimer Funds, where he was responsible for emerging market and macro overlay for their multisector fund and worked on international debt and emerging local funds. Prior to that at Voya, Anuranjan held roles in fixed income, focusing on global rates and foreign exchange and in business cycle analysis for developed and emerging markets, and asset allocation. He earned an MBA in investment strategy, with honors, from Carnegie Mellon University, and a BT in chemical engineering from the Indian Institute of Technology (IIT) Delhi. Mr. Sharma has served as portfolio manager of the Funds since inception.

David S. Yealy. Portfolio Manager, joined Voya IM in 2004. Prior to that, he was a managing director with Trusco Capital Management (1991-2004) where he managed over $9 billion of assets and was instrumental in the development and marketing of that firm’s cash management business. Mr. Yealy has served as portfolio manager of the Treasury Money Market Digital Fund since inception.

Mellon

The day-to-day management of the Equity Funds, Asset Allocation Funds, and Private Credit and Alternative Income Fund is conducted by Mellon’s Equity Index Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Funds’ portfolios are described below.

Marlene Walker-Smith, a Senior Director and Chief Investment Officer, has been with Mellon since 1995. Ms. Walker-Smith leads a team of portfolio managers covering domestic and international index portfolios, as well as corporate actions. Previously, she served as an equity index portfolio manager and equity trader for Mellon. Prior to joining the firm, Ms. Walker-Smith was a trader for Banc One Investment Advisors Corporation and a brokerage services manager for Mid Atlantic Capital Corporation. She has been in the investment industry since 1990. Ms. Walker-Smith earned an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College. Ms. Walker Smith has served as portfolio manager of the Funds since inception.

David France, CFA, a Senior Vice President, has been with Mellon since 2009. Mr. France is a senior portfolio manager and team manager in the equity index portfolio management group. He manages and leads a team of portfolio managers responsible for U.S. and non-U.S. equity index portfolios. Prior to joining the firm, he was an investment advisor with PNC Wealth Management. Previously, he worked as an investment analyst with Greycourt, an independent advisory firm serving wealthy families and foundations, and before that he held various fixed income and equity support positions at T. Rowe Price. He has been in the investment industry since 1995. Mr. France earned an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh. Mr. France has served as portfolio manager of the Funds since inception.

Todd Frysinger, CFA, a Senior Vice President, has been with Mellon since 2007. Mr. Frysinger is a senior portfolio manager and team manager in the equity index portfolio management group. He manages and leads a team of portfolio managers responsible for U.S. and non-U.S. equity index portfolios. Prior to joining the firm, Mr. Frysinger served as assistant portfolio manager for Mellon Financial Corporation’s Corporate Treasury group, managing fixed income investment portfolios. He has been in the investment industry since 1996. Mr. Frysinger earned an MS in finance from Boston College and a BS in finance and management from Elizabethtown College. He holds the CFA® designation and is a member of CFA Institute and CFA Society Pittsburgh. Mr. Frysinger has served as portfolio manager of the Funds since inception.

Vlasta Sheremeta, CFA, a Senior Vice President, has been with Mellon since 2011. Ms. Sheremeta is a senior portfolio manager and team manager in the equity index portfolio management group. She manages and leads a team of portfolio managers responsible for U.S. and non-U.S. equity index portfolios. Prior to joining the firm, she provided trade execution support to the FX trading desk at BNY Mellon. She has been in the investment industry since 2010. Ms. Sheremeta earned an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh. She holds the CFA® designation and is a member of the CFA Institute and the CFA Society of Pittsburgh. Mr. Sheremeta has served as portfolio manager of the Funds since inception.

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Michael Stoll, a Senior Vice President, has been with Mellon since 2005. Mr. Stoll is a senior portfolio manager and team manager in equity index portfolio management group. He manages and leads a team of portfolio managers responsible for U.S. and non-U.S. equity index portfolios. Prior to joining the firm, he was a senior manager in consulting engineering at Northgate Environmental Management. He has been in the investment industry since 2005. Mr. Stoll earned an MBA and an MS in geotechnical engineering from the University of California at Berkeley and a BS in civil engineering from the University of California at Irvine. Mr. Stoll has served as portfolio manager of the Funds since inception.

NIMNA

NIMNA utilizes teams of investment professionals acting together to manage the assets of the Equity Premium Income Fund. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

James Stavena is the Head of Portfolio Management, Multi-Asset Solutions at NIMNA since September 2021. Prior thereto, James was a portfolio manager and senior portfolio manager at Mellon Investments Corporation and Mellon Capital (both BNY Mellon group companies). James joined the BNY Mellon group of companies in 1998. Earlier in his career, James was a currency options trader with both Credit Suisse First Boston and HSBC in New York and London, respectively. He received his M.B.A. from Rice University and has over 30 years of investment experience. Mr. Stavena has served as portfolio manager of the Fund since inception.

Torrey Zaches is a Portfolio Manager, Multi-Asset Solutions team at NIMNA since September 2021. Prior thereto, Torrey was a portfolio manager and senior portfolio manager at Mellon Investments Corporation and Mellon Capital (both BNY Mellon group companies). Prior to joining BNY Mellon in 1998, Torrey worked at Mercer Global Advisors providing global asset allocation investment solutions to small businesses and high net worth clients. He earned an MBA from the University of Southern California and a BA in economics from the University of California at Santa Barbara. He holds the CFA® designation and is a member of the CFA Institute. Mr. Zaches has served as portfolio manager of the Fund since inception.

The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Funds.

Additional Information About the Purchase and Redemption of Fund Shares

The Funds are available for purchase by individual or institutional investors.

Individual Investors:

Getting Started

Individual investors will need to establish an account with WisdomTree Digital. In order to open a new account, you will first need to download the App made available by WisdomTree or its affiliate, WisdomTree Digital, via the Apple App Store or Google Play, which is free to download. The account application process is completed entirely through the App. As a convenience provided by WisdomTree Digital and its affiliates, you can also sign up for services you may want on your account by completing the appropriate sections of the application.

Transacting in Fund Shares

Subject to the purchase and redemption requirements stated in this prospectus, you may purchase or redeem shares through the App, although purchases and redemptions of Fund shares will only be processed on days and during hours that the NYSE is open for business. The minimum transaction amount with respect to a purchase for both individual and institutional investors is $25 ($1 for the Treasury Money Market Digital Fund), whether for initial or subsequent purchases. Each Fund reserves the right to waive or change investment minimums.

The price to buy or sell one share is its NAV. Shares will be bought or redeemed at the NAV next calculated after an order is received in proper form.

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Institutional Investors:

Institutional investors may purchase or redeem shares of a Fund through WisdomTree ConnectTM (the “Portal”). The Portal may be accessed via a web-based portal or application programming interface. When registering for the Portal the institutional investor will be asked to accept the terms and conditions of the Portal, provide information in order to create a user profile and establish a password for online services.

For more information on accessing the Portal, institutional investors should contact us at

wisdomtreeconnect@wisdomtree.com.

All Investors:

Investors may, for their convenience and in their sole discretion, elect to use their own wallet if registered by the Transfer Agent or its agents in their sole discretion through the App or Portal. Any such wallet must be compatible with the blockchain network that the investor seeks to use, and such wallet is subject to eligibility determinations by the Transfer Agent in its sole determination. In general, shareholder provided wallets must be compatible with the Arbitrum, Avalanche, Base, Ethereum, Optimism, Solana, or Plume blockchain networks in order to hold Fund shares, although one or more such blockchain networks may not be available at certain times.

Investors who invest through an Intermediary Arrangement (described above) do not maintain an individual blockchain wallet registered with WT Transfers. Shares held through an Intermediary Arrangement are digitally represented in the financial intermediary’s omnibus blockchain wallet, while WT Transfers maintains the official shareholder records for the Omnibus Account.

Investors providing their wallet information to the Transfer Agent are responsible for maintaining the private key associated with their wallet and such private key information should not be disclosed by the shareholder to anyone, including to the Transfer Agent. Investors are responsible for determining whether an investor provided wallet and related blockchain network is suitable for the investor’s use. Potential considerations for blockchain network suitability are set forth in the SAI.

Transfer of Shares:

The ability to conduct peer-to-peer transfers is currently limited to verified and permissioned wallets of investors for supported blockchains. A peer-to-peer transfer could occur any time of the day on any day, but would not be legally valid until registered by the Transfer Agent.

The Funds do not require that peer-to-peer transfers occur at NAV and the availability of counterparties to peer-to-peer transfers is limited to other “whitelisted investors,” and there may be relatively few investors to whom Fund shares or digital representations of Fund shares can be transferred. A “whitelisted” investor must be aware of other “whitelisted” investors who are available to enter into peer-to-peer transfers, and neither the Fund nor its Transfer Agent will play any role in connecting transferors and transferees. Peer-to-peer transfers do not constitute a public trading market, and shares will not be listed for trading on any such market, including a national securities exchange or an alternative trading system (“ATS”) operated by a registered broker that is subject to Regulation ATS. To the extent investors engage in peer-to-peer transfers at a price other than NAV, such transfers may, in certain circumstances, have legal implications for an investor under the federal securities laws or otherwise. There are risks presented by the fact that the Transfer Agent cannot ensure the reliability of any transfer of assets negotiated in connection with peer-to-peer transfers, other than transfers of Fund shares or digital representations of Fund shares.

With respect to peer-to-peer transfers (including wallet-to-wallet transfers by the same person), the parties engaged in such transactions will be responsible for any applicable blockchain transaction fees (e.g., gas fees).

The Treasury Money Market Digital Fund, acting through the Transfer Agent, supports a feature referred to as Continuous Interest Accrual. Continuous Interest Accrual allows the Transfer Agent to allocate each day’s income dividends from the Fund’s net investment income among shareholders that conduct transfers of shares based on the period of time each verified and permissioned wallet held the tokens that represent Fund shares during that day. The Transfer Agent determines each wallet’s holding period using information derived from the blockchain, including the recorded timing of transfers of the tokens on the blockchain, which serves as an instruction with respect to the transfer on the official record of ownership of the Fund. For example, if a wallet holds the tokens representing Fund shares for a portion of a day before transferring them to another verified and permissioned wallet, each wallet would receive a proportionate share of that day’s income dividends reflecting the length of time the tokens were held by the respective wallets. For purposes of such allocation, the period immediately after 4:00 p.m. ET on the prior day until immediately before 4:00 p.m. ET on the current day will generally be used as the measurement period used to allocate that day’s dividend. If a transfer transaction is included in a block submitted to the relevant blockchain before 4:00 p.m. ET but it is confirmed in the next block immediately after 4:00 p.m. ET, the transaction will be treated as having occurred within the same day’s measurement period. The same methodology will be applied on weekends and holidays. The Transfer Agent’s processes can take into account any number of transfers and holding periods that occur during a single day.

Note: Financial intermediaries wishing to access a Fund on behalf of their customers should contact WisdomTree Digital Management regarding Intermediary Arrangements, as described above.

Principal Transactions with WisdomTree Securities or Third-Party Broker-Dealers

In addition to purchasing and redeeming Fund shares directly through a Fund’s purchase and redemption process described in this prospectus, investors may have the option of entering into principal transactions with respect to a Fund’s shares with WisdomTree Securities, Inc. (“WisdomTree Securities”) or third-party broker-dealers (each, a “B/D”) that have entered into an agreement with WisdomTree Securities, as a Fund’s principal distributor. In such transactions, the B/D may buy or sell Fund shares directly from or to an investor. The shares sold to an investor would be from the B/D’s own inventory of a Fund’s shares. Such transactions are subject to separate terms and fees established between the B/D and its customer.

Principal transactions with a B/D may occur outside of regular NYSE trading hours and may be effected at prices determined by the B/D, which may differ from a Fund’s most recently calculated net asset value. Such transactions do not involve the issuance or redemption of shares by a Fund.

Assets held outside of a Securities Investor Protection Corporation- (“SIPC”) member brokerage account are not protected by SIPC. Investors should consult the applicable B/D regarding the terms, conditions, pricing, and availability of such principal transactions and their overall relationship terms and conditions.

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Third-Party Platforms:

In addition to accessing a Fund through the App or Portal, investors may, from time to time, initiate purchase or redemption instructions via third-party platforms that integrate with WisdomTree Securities. In such cases, WisdomTree Securities will continue to act as the broker-dealer facilitating the transaction on an application-way basis. All transactions remain subject to the Fund’s prospectus, applicable order cutoff times, onboarding and approval requirements, and the terms of the investor’s customer relationship with WisdomTree Securities.

The Adviser and/or WisdomTree Securities may make payments, out of their own assets and not as an expense to a Fund, to such third-party platform providers for the provision of services related to the platform and/or to reimburse certain expenses related to the platform. These arrangements may be modified or discontinued at any time.

Exchanging Shares

Fund shares are not eligible to exchange for shares of other Funds.

Determination of Net Asset Value

The NAV of a Fund’s shares is calculated each day the NYSE is open for trading as of the close of regular trading on such exchange, generally 4:00 p.m. New York time. The NAV of the Treasury Money Market Digital Fund is calculated each day the U.S. bond market is open for trading, as of the close of regular trading, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

In calculating its NAV, a Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Fair value pricing is used by the Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The Treasury Money Market Digital Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

A Fund’s NAV is available through the App and online at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

Dividends and Distributions

The Fixed Income Digital Funds, Short-Duration Income Digital Fund, Alternative Digital Funds, and Treasury Money Market Digital Fund, intend to pay out dividends, if any, in U.S. cash and/or cash equivalents on a monthly basis. The Treasury Money Market Digital Fund declares dividends of net investment income daily and generally reinvests dividends monthly in full and fractional shares of the Fund.

The 500 Digital Fund, Siegel Global Equity Digital Fund, Siegel Moderate Digital Fund, and Siegel Longevity Digital Fund intend to pay out dividends, if any, in U.S. cash and/or cash equivalents on a quarterly basis.

The Technology and Innovation 100 Digital Fund intends to pay out dividends, if any, in U.S. cash and/or cash equivalents on an annual basis.

Within the App and/or the Portal, a Fund shareholder may have the ability to elect, from time to time, receiving dividends in a different form than noted above.

Nonetheless, the Funds may not make a dividend payment every month, quarter or year, as applicable. Each Fund intends to distribute its net realized capital gains to shareholders annually. Each Fund occasionally may be required to make supplemental distributions at some other time during the year. Former shareholders (i.e., those shareholders that have fully redeemed and are no longer shareholders at time of dividend payment) will be paid in U.S. dollars.

Frequent Purchases and Redemptions of Fund Shares

Each Fund does not monitor for market timers or prohibit short-term trading activity. Although each Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may cause a Fund to hold more cash, disrupt the Fund’s management, increase its expenses, transaction costs, administrative costs or taxes, and/or dilute the value of Fund shares held by other shareholders.

Reports and Prospectuses

Account information will be available electronically through the App or by e-mail. When creating an account in the App or via the Portal, you will be asked to provide consent to electronic delivery of notices, communications and shareholder materials. In consenting to electronic delivery, you also will receive the Fund’s financial reports every six months as well as an annual updated prospectus electronically through the App or by e-mail. At any time, you may view a current prospectus and financial report through the App or online at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

Additional Policies

Please note that each Fund maintains additional policies and reserves certain rights, including:

■	A Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. A Fund may impose a purchase maximum on shareholders that would limit the ability of shareholders to purchase Fund shares if their total purchases or account balance exceeds a dollar threshold.

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■	A Fund and its agents reserve the right to involuntarily redeem shares or liquidate a fund account if a shareholder fails to make full payment for shares purchased or when an account balance falls below the account minimum for any reason, including market fluctuation, in cases of threatening conduct or suspicious, fraudulent or illegal activity. In addition, an account service fee on fund accounts that have a balance below the account minimum, for any reason, including market fluctuation, may be charged by a Fund or its agents. Such fee will be collected by redeeming Fund shares in the amount of the fee. Any such liquidation or account service fee redemption shall be preceded by written notice to the investor.

■	A Fund and its agents reserve the right to reject or cancel any purchase or redemption due to nonpayment (e.g., your bank does not honor your ACH transaction or funds transfer is not received by a designated cut-off time) and/or may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. You will not have any right to profit from a cancelled transaction and you could be liable for any losses or fees the Fund or WisdomTree has incurred.

■	A Fund may delay payment of the redemption proceeds until your method of payment (e.g., ACH) for purchase has cleared or been received or collected.

■	Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

■	When you buy shares, it does not create a checking or other bank account relationship with a Fund or any bank.

■	You may only buy shares of a Fund if eligible for sale in your state or jurisdiction. The Fund is intended for sale to residents of the United States, and, with very limited exceptions, is not otherwise offered for sale in other jurisdictions.

■	In unusual circumstances, a Fund or its agents may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws. The Fund or its agents may place a temporary hold on a pending transaction in a shareholder account, if the Fund or its agents reasonably believe that such transaction is the result of fraudulent activity.

■	A Fund may pay redemption or distribution proceeds in securities or other assets rather than U.S. dollars if the Adviser determines it is in the best interest of the Fund, consistent with applicable law. Investors should expect to incur transaction costs upon the disposition of the securities or other assets received in the redemption or distribution.

■	As long as a Fund and its agents follow reasonable security procedures and act on instructions reasonably believed to be genuine, the Fund and its agents will not be responsible for any losses that may occur from unauthorized requests. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmations and statements immediately upon receipt. Keep your passwords confidential.

■	Note: Digital communication channels are not necessarily secure. If you do choose to send confidential or sensitive information via digital communication channels (e.g., through the App or Portal), you are accepting the associated risks related to potential data security incidents or events, such as the possibility that your confidential or sensitive information may be intercepted/accessed by a third party and subsequently used or sold. During periods of heavy market activity or other times, it may be difficult to reach a Fund by App or the Portal. Technological irregularities may also make the use of the App or Portal or the Internet slow or unavailable at times. If you are unable to transact business via the App or Portal or over the Internet, consider sending written instructions to a Fund at the Fund’s address on the back cover of this Prospectus. A Fund or its agents may terminate the receipt of orders via the App or Portal or the Internet at any time, in which case you may transact by sending written instructions to a Fund at the Fund’s address on the back cover of this Prospectus.

Questions

If you have any questions about the Funds or your account, please communicate through the App, Portal or by writing to the Funds.

Customer Identification Program

You will be asked to provide information to WisdomTree or its affiliate (which WisdomTree or its affiliate will provide to WisdomTree Transfers as the Fund’s transfer agent) in accordance with anti-money laundering regulations, to verify your identity when you open an account, including name, address, date of birth and other information (which may include certain documents). Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required or deemed necessary under these and other federal regulations. In addition, the Funds reserve the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide required information. Your shares will be sold at the NAV, minus any applicable fees, calculated on the day your Fund position is closed.

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Additional Tax Information

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to investments in the Funds. Please refer to the section of the SAI entitled “Taxes” for a more detailed explanation of the tax consequences of investing in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Fund shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (“RIC”). If it meets certain minimum distribution requirements, a RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■	A Fund makes distributions; and

■	You sell or redeem Fund shares.

Taxes on Distributions

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations. Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends-received deduction, which is generally available to corporate shareholders under the Internal Revenue Code of 1986 (the "Code"), provided such dividends are also appropriately reported as eligible for the dividends-received deduction by the Fund. Distributions that certain Funds receive from an underlying fund taxable as a RIC, or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. A Fund’s investment strategies may significantly limit its ability to make distributions eligible to be treated as qualified dividend income applicable to non-corporate shareholders or eligible for the dividends received deduction applicable to corporate shareholders.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

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“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible but is not required to do so.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, but declared by a Fund in October, November or December of the previous year, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares).

Dividends and distributions from the Funds and capital gain on the redemption or sale of Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

Each Fund generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has been notified by the IRS that he, she or it has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Taxes When You Redeem or Sell Fund Shares

Any capital gain or loss realized upon a redemption or sale of Fund shares is generally treated as a long-term gain or loss if you held the shares you sold for more than one year. Any capital gain or loss realized upon a redemption or sale of Fund shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Additional Notice

Fixed Income Funds: Solactive AG (Index Provider)

Solactive AG (“Solactive”) is the licensor of the Index. Each Fund is not sponsored, endorsed, promoted or sold by Solactive in any way and Solactive makes no express or implied representation, guarantee or assurance with regard to: (a) the advisability in investing in a Fund; (b) the quality, accuracy and/or completeness of the Index; and/or (c) the results obtained or to be obtained by any person or entity from the use of the Index. Solactive does not guarantee the accuracy and/or the completeness of the Index and shall not have any liability for any errors or omissions with respect thereto. Notwithstanding Solactive’s obligations to its licensees, Solactive reserves the right to change the methods of calculation or publication with respect to the Index and Solactive shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Index. Solactive shall not be liable for any damages, including, without limitation, any loss of profits or business, or any special, incidental, punitive, indirect or consequential damages suffered or incurred as a result of the use (or inability to use) of the Index.

WisdomTree Digital Trust Prospectus 147

Equity Funds: WisdomTree (Index Provider)

WisdomTree and WisdomTree Digital Management (together, “WisdomTree Parties”) and the Funds make no representation or warranty, express or implied, to the owners of shares of a Fund or any member of the public regarding the advisability or investing in securities generally or in a Fund particularly or with respect to the ability of the Index to meet its goal. WisdomTree is the licensor of the Index and certain trademarks, service marks and trade names of the Funds. WisdomTree has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the Index. WisdomTree is not responsible for, and has not participated in, the determination of the timing, prices, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. The WisdomTree Parties and the Funds do not guarantee the accuracy, completeness, or performance of the Index or the data included therein and shall have no liability in connection with the Index or Index calculation. The Index’s past performance is not necessarily an indication of how the Index will perform in the future. WisdomTree has contracted with an independent calculation agent to calculate the Index.

Private Credit and Alternative Income Digital Fund: Gapstow Capital Partners L.P. (Index Provider)

The Index is a registered service mark of Gapstow Capital Partners L.P. and has been licensed for use by WisdomTree Digital Management and WisdomTree Digital Trust as the issuer of the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Gapstow Capital Partners L.P., and it makes no representation regarding the advisability of investing in the Fund. GAPSTOW CAPITAL PARTNERS L.P. AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. Gapstow contracts with a calculation agent to independently calculate and publish the Gapstow Index, and Gapstow cannot assure its accuracy. The publication of the Gapstow Index does not constitute a recommendation by Gapstow Capital Partners L.P. to invest in the Fund. Gapstow Capital Partners L.P. offers no guarantee or assurance with regard to the results of using the Gapstow Index.

Equity Premium Income Digital Fund: Volos Portfolio Solutions, Inc. (Index Provider)

Neither Volos nor any other party guarantees the accuracy and/or the completeness of the Index or any Index data included herein. Neither Volos nor any other party makes any warranty, express or implied, as to results to be obtained from the use of the Index or any Index data included herein. Volos expressly disclaims any liability for any errors or omissions in the Index or Index data and no party may rely on the Index or Index data contained in this communication. Volos does not promote, sponsor or endorse the content of this communication.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s (except the Alternative Funds which commenced operations after the most recent fiscal year end) financial performance for the period since a Fund’s inception. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are available on the Funds' website and are included in the Form N-CSR filed with the SEC, which is available upon request.

148 WisdomTree Digital Trust Prospectus

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Short-Duration Income Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$10.04	$9.91	$10.00
Investment Operations:
Net investment income[1]	0.47	0.42	0.18
Net realized and unrealized gain (loss)	0.20	0.13	(0.13)
Total from investment operations	0.67	0.55	0.05
Dividends and distributions to shareholders:
Net investment income	(0.47)	(0.42)	(0.14)
Capital gains	(0.00)[2]	—	—
Total dividends and distributions to shareholders	(0.47)	(0.42)	(0.14)
Net asset value, end of period	$10.24	$10.04	$9.91
TOTAL RETURN[3]	6.88%	5.60%	0.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,032	$1,011	$991
Ratio to average net assets of:
Expenses[4]	0.15%	0.15%	0.15%[5]
Net investment income	4.61%	4.24%	4.00%[5]
Portfolio turnover rate[6]	4%	14%	3%

WisdomTree Siegel Global Equity Digital Fund	For the Year Ended June 30, 2025	For the Period December 6, 2023* through June 30, 2024
Net asset value, beginning of period	$11.22	$10.00
Investment Operations:
Net investment income[1]	0.29	0.19
Net realized and unrealized gain	1.02	1.16
Total from investment operations	1.31	1.35
Dividends and distributions to shareholders:
Net investment income	(0.23)	(0.13)
Capital gains	(0.05)	—
Total dividends and distributions to shareholders	(0.28)	(0.13)
Net asset value, end of period	$12.25	$11.22
TOTAL RETURN[3]	11.81%	13.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$712	$390
Ratio to average net assets of:
Expenses[4]	0.15%	0.15%[5]
Net investment income	2.47%	3.06%[5]
Portfolio turnover rate[6]	13%	26%

*	Commencement of operations.
[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.005.
[3]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period (excluding sales loads and/or account fees, if any), reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
[4]	Does not include expenses of the underlying investment companies in which the Fund invests.
[5]	Annualized.
[6]	Portfolio turnover rate is not annualized for fiscal periods less than one year. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

WisdomTree Digital Trust Prospectus 149

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Siegel Longevity Digital Fund	For the Year Ended June 30, 2025	For the Period December 6, 2023* through June 30, 2024
Net asset value, beginning of period	$10.88	$10.00
Investment Operations:
Net investment income[1]	0.34	0.22
Net realized and unrealized gain	0.73	0.82
Total from investment operations	1.07	1.04
Dividends and distributions to shareholders:
Net investment income	(0.32)	(0.16)
Capital gains	(0.08)	—
Total dividends and distributions to shareholders	(0.40)	(0.16)
Net asset value, end of period	$11.55	$10.88
TOTAL RETURN[2]	9.99%	10.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$203	$172
Ratio to average net assets of:
Expenses[3]	0.15%	0.15%[4]
Net investment income	3.09%	3.56%[4]
Portfolio turnover rate[5]	33%	23%

WisdomTree Siegel Moderate Digital Fund	For the Year Ended June 30, 2025	For the Period December 6, 2023* through June 30, 2024
Net asset value, beginning of period	$10.72	$10.00
Investment Operations:
Net investment income[1]	0.34	0.22
Net realized and unrealized gain	0.70	0.66
Total from investment operations	1.04	0.88
Dividends and distributions to shareholders:
Net investment income	(0.32)	(0.16)
Capital gains	(0.07)	—
Total dividends and distributions to shareholders	(0.39)	(0.16)
Net asset value, end of period	$11.37	$10.72
TOTAL RETURN[2]	9.78%	8.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$206	$145
Ratio to average net assets of:
Expenses[3]	0.15%	0.15%[4]
Net investment income	3.10%	3.74%[4]
Portfolio turnover rate[5]	18%	66%

*	Commencement of operations.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period (excluding sales loads and/or account fees, if any), reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
[3]	Does not include expenses of the underlying investment companies in which the Fund invests.
[4]	Annualized.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

150 WisdomTree Digital Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree 500 Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$14.14	$11.39	$10.00
Investment Operations:
Net investment income[1]	0.18	0.17	0.08
Net realized and unrealized gain	2.13	2.74	1.39
Total from investment operations	2.31	2.91	1.47
Dividends to shareholders:
Net investment income	(0.16)	(0.16)	(0.08)
Tax return of capital	—	—	(0.00)[2]
Total dividends and distributions to shareholders	(0.16)	(0.16)	(0.08)
Net asset value, end of period	$16.29	$14.14	$11.39
TOTAL RETURN[3]	16.41%	25.77%	14.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,639	$3,561	$2,847
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.01%[4,5]
Net investment income	1.22%	1.40%	1.68%[4]
Portfolio turnover rate[6]	3%	3%	1%

WisdomTree Technology and Innovation 100 Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$17.75	$13.37	$10.00
Investment Operations:
Net investment income[1]	0.10	0.10	0.03
Net realized and unrealized gain	2.99	4.95	3.34
Total from investment operations	3.09	5.05	3.37
Dividends and distributions to shareholders:
Net investment income	(0.10)	(0.08)	—
Capital gains	(0.05)	(0.59)	—
Total dividends and distributions to shareholders	(0.15)	(0.67)	—
Net asset value, end of period	$20.69	$17.75	$13.37
TOTAL RETURN[3]	17.43%	39.21%	33.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,506	$3,660	$2,674
Ratio to average net assets of:
Expenses	0.10%	0.10%	0.10%[4]
Net investment income	0.56%	0.65%	0.64%[4]
Portfolio turnover rate[6]	17%	17%	1%

*	Commencement of operations.
[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.005.
[3]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period (excluding sales loads and/or account fees, if any), reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
[4]	Annualized.
[5]	Prior to June 6, 2023, the Fund’s annual advisory fee rate was 0.00% and, thereafter, was increased to 0.05% per annum.
[6]	Portfolio turnover rate is not annualized for fiscal periods less than one year. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

WisdomTree Digital Trust Prospectus 151

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree 3-7 Year Treasury Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$9.65	$9.72	$10.00
Investment Operations:
Net investment income[1]	0.37	0.35	0.16
Net realized and unrealized gain (loss)	0.26	(0.07)	(0.29)
Total from investment operations	0.63	0.28	(0.13)
Dividends to shareholders:
Net investment income	(0.36)	(0.35)	(0.15)
Net asset value, end of period	$9.92	$9.65	$9.72
TOTAL RETURN[2]	6.61%	2.95%	(1.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$994	$966	$972
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.01%[3,4]
Net investment income	3.73%	3.64%	3.54%[3]
Portfolio turnover rate[5]	164%	101%	13%

WisdomTree 7-10 Year Treasury Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$9.32	$9.64	$10.00
Investment Operations:
Net investment income[1]	0.37	0.34	0.15
Net realized and unrealized gain (loss)	0.20	(0.32)	(0.37)
Total from investment operations	0.57	0.02	(0.22)
Dividends to shareholders:
Net investment income	(0.36)	(0.34)	(0.14)
Net asset value, end of period	$9.53	$9.32	$9.64
TOTAL RETURN[2]	6.16%	0.24%	(2.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$955	$932	$964
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.01%[3,4]
Net investment income	3.86%	3.64%	3.41%[3]
Portfolio turnover rate[5]	127%	79%	16%

*	Commencement of operations.
[1]	Based on average shares outstanding.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period (excluding sales loads and/or account fees, if any), reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
[3]	Annualized.
[4]	Prior to June 6, 2023, the Fund’s annual advisory fee rate was 0.00% and, thereafter, was increased to 0.05% per annum.
[5]	Portfolio turnover rate is not annualized for fiscal periods less than one year. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

152 WisdomTree Digital Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Floating Rate Treasury Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$1.00	$1.00	$1.00
Investment Operations:
Net investment income[1]	0.05	0.05	0.02
Net realized and unrealized gain	0.00 [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.05	0.05	0.02
Dividends to shareholders:
Net investment income	(0.05)	(0.05)	(0.02)
Net asset value, end of period	$1.00	$1.00	$1.00
TOTAL RETURN[3]	4.80%	5.52%	2.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,772	$1,563	$1,002
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.01%[4,5]
Net investment income	4.64%	5.41%	4.90%[4]
Portfolio turnover rate[6]	68%	78%	0%

WisdomTree Long-Term Treasury Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$8.44	$9.47	$10.00
Investment Operations:
Net investment income[1]	0.36	0.36	0.16
Net realized and unrealized loss	(0.31)	(1.03)	(0.54)
Total from investment operations	0.05	(0.67)	(0.38)
Dividends to shareholders:
Net investment income	(0.35)	(0.36)	(0.15)
Net asset value, end of period	$8.14	$8.44	$9.47
TOTAL RETURN[3]	0.54%	(7.12)%	(3.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$815	$845	$947
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.01%[4,5]
Net investment income	4.25%	4.15%	3.74%[4]
Portfolio turnover rate[6]	32%	6%	8%

*	Commencement of operations.
[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.005.
[3]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period (excluding sales loads and/or account fees, if any), reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
[4]	Annualized.
[5]	Prior to June 6, 2023, the Fund’s annual advisory fee rate was 0.00% and, thereafter, was increased to 0.05% per annum.
[6]	Portfolio turnover rate is not annualized for fiscal periods less than one year. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

WisdomTree Digital Trust Prospectus 153

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Short-Term Treasury Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period December 14, 2022* through June 30, 2023
Net asset value, beginning of period	$0.99	$0.99	$1.00
Investment Operations:
Net investment income[1]	0.04	0.04	0.02
Net realized and unrealized gain (loss)	0.01	0.00 [2]	(0.01)
Total from investment operations	0.05	0.04	0.01
Dividends to shareholders:
Net investment income	(0.04)	(0.04)	(0.02)
Net asset value, end of period	$1.00	$0.99	$0.99
TOTAL RETURN[3]	5.61%	4.14%	0.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,025	$991	$986
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.01%[4,5]
Net investment income	3.89%	4.01%	4.14%[4]
Portfolio turnover rate[6]	183%	256%	30%

WisdomTree TIPS Digital Fund	For the Year Ended June 30, 2025	For the Year Ended June 30, 2024	For the Period January 19, 2023* through June 30, 2023
Net asset value, beginning of period	$9.48	$9.77	$10.00
Investment Operations:
Net investment income[1]	0.36	0.50	0.25
Net realized and unrealized gain (loss)	0.13	(0.29)	(0.24)
Total from investment operations	0.49	0.21	0.01
Dividends and distributions to shareholders:
Net investment income	(0.37)	(0.50)	(0.24)
Capital gains	—	(0.00)[2]	—
Total dividends and distributions to shareholders	(0.37)	(0.50)	(0.24)
Net asset value, end of period	$9.60	$9.48	$9.77
TOTAL RETURN[3]	5.27%	2.22%	0.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$962	$949	$977
Ratio to average net assets of:
Expenses	0.05%	0.05%	0.01%[4,5]
Net investment income	3.77%	5.18%	5.67%[4]
Portfolio turnover rate[6]	5%	51%	38%

*	Commencement of operations.
[1]	Based on average shares outstanding.
[2]	Amount represents less than $0.005.
[3]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period (excluding sales loads and/or account fees, if any), reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
[4]	Annualized.
[5]	Prior to June 6, 2023, the Fund’s annual advisory fee rate was 0.00% and, thereafter, was increased to 0.05% per annum.
[6]	Portfolio turnover rate is not annualized for fiscal periods less than one year. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

154 WisdomTree Digital Trust Prospectus

Financial Highlights (continued)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Treasury Money Market Digital Fund (Formerly, WisdomTree Government Money Market Digital Fund)	For the Year Ended June 30, 2025	For the Period November 7, 2023* through June 30, 2024
Net asset value, beginning of period	$1.00	$1.00
Investment Operations:
Net investment income	0.04	0.03
Net realized gain	0.00 [1]	0.00 [1]
Net increase from payment by sub-adviser	—	0.00 [1]
Total from investment operations	0.04	0.03
Dividends and distributions to shareholders:
Net investment income	(0.04)	(0.03)
Capital gains	(0.00)[1]	—
Total dividends and distributions to shareholders	(0.04)	(0.03)
Net asset value, end of period	$1.00	$1.00
TOTAL RETURN[2]	4.56%	3.38%[3]
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$321,221	$5,676
Ratio to average net assets of:
Expenses	0.25%	0.25%[4]
Net investment income	4.11%	5.08%[4]

*	Commencement of operations.
[1]	Amount represents less than $0.005.
[2]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period (excluding sales loads and/or account fees, if any), reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
[3]	Includes a reimbursement from the sub-advisor for an operational error. Excluding this reimbursement, total return would have been unchanged.
[4]	Annualized.

WisdomTree Digital Trust Prospectus 155

WisdomTree Digital Trust
250 West 34th Street, 3rd Floor
New York, NY 10119

The Funds' current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. It is incorporated by reference in this Prospectus.

Additional information about the Funds' investments is or will be available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. In Form N-CSR, you will find the Funds' annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on the Funds, or to request the SAI, annual or semi-annual shareholder reports or other information such as the Funds' financial statements free of charge, please communicate through the App or in writing.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

© 2025 WisdomTree Digital Trust

WisdomTree Digital Funds are distributed in the U.S. by
WisdomTree Securities, Inc.
250 West 34th Street, 3rd Floor
New York, New York 10119

WisdomTree®is a registered mark of WisdomTree, Inc.

INVESTMENT COMPANY ACT FILE NO. 811-23659

STATEMENT OF ADDITIONAL INFORMATION

WisdomTree Digital Trust

DATED NOVEMBER 1, 2025 (as revised August 14, 2026)

--------------------------------

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to the information in the current prospectuses (each, a “Prospectus” and, together the “Prospectuses”) for the following separate investment portfolios (each, a “Fund” and collectively, the “Funds”) of WisdomTree Digital Trust (the “Trust”), as each such Prospectus may be revised from time to time:

WisdomTree Fixed Income Digital Funds (“Fixed Income Funds”)
WisdomTree Floating Rate Treasury Digital Fund (FLTTX)
WisdomTree Short-Term Treasury Digital Fund (WTSYX)
WisdomTree 3-7 Year Treasury Digital Fund (WTTSX)
WisdomTree 7-10 Year Treasury Digital Fund (WTSTX)
WisdomTree Long-Term Treasury Digital Fund (WTLGX)
WisdomTree TIPS Digital Fund (TIPSX)

WisdomTree Equity Digital Funds (“Equity Funds”)
WisdomTree 500 Digital Fund (SPXUX)
WisdomTree Technology & Innovation 100 Digital Fund (TECHX)

WisdomTree Asset Allocation Digital Funds (“Asset Allocation Funds”)
WisdomTree Short-Duration Income Digital Fund (WTSIX)
WisdomTree Siegel Global Equity Digital Fund (EQTYX)
WisdomTree Siegel Moderate Digital Fund (MODRX)
WisdomTree Siegel Longevity Digital Fund (LNGVX)

WisdomTree Alternative Digital Funds (“Alternative Funds”)
WisdomTree Equity Premium Income Digital Fund (WTPIX)
WisdomTree Private Credit and Alternative Income Digital Fund (CRDYX)

WisdomTree Money Market Digital Fund (“Money Market Fund”)
WisdomTree Treasury Money Market Digital Fund (WTGXX) (formerly, the WisdomTree Government Money Market Digital Fund)

The current Prospectus for each Fund is dated November 1, 2025, as revised August 14, 2026. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. This SAI contains the basic information you should know before investing in the Fund and we may amend this SAI from time to time. You should read this SAI together with each Fund’s Prospectus.

A free copy of the current Prospectus is available through the mobile application, WisdomTree Prime (App), made available by WisdomTree, which is available for download through the Apple App Store and Google Play. You can also view the current Prospectus and the annual/semi-annual report online through wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

Mutual funds and other investment products:

•     are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

•     are not deposits or obligations of, or guaranteed or endorsed by, any bank; and

•     are subject to investment risks, including the possible loss of principal.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on April 19, 2021 and has multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a series of the Trust and is “diversified” (except for the Technology & Innovation 100 Digital Fund and the Alternative Funds, which are “non-diversified”) within the meaning of the 1940 Act. The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”).

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as the investment adviser to each Fund. WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) (“WisdomTree”) is the ultimate parent company of the Adviser. Voya Investment Management Co. LLC (“Voya IM”) is the investment sub-adviser to the Fixed Income Funds and Treasury Money Market Fund. Mellon Investments Corporation (“Mellon”) is the investment sub-adviser to the Equity Funds and the Asset Allocation Funds. Voya IM and Mellon (each, a “Sub-Adviser” and, together, the “Sub-Advisers”) and the Adviser may be referred to collectively as the “Advisers”). WisdomTree Securities, Inc. serves as the distributor (the “Distributor”) of the shares of each Fund.

“WisdomTree” is a registered mark of WisdomTree and has been licensed for use by the Trust.

INVESTMENT STRATEGIES AND RISKS

GENERAL RISKS.

Changing economic, political or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by each Fund in a different country or geographic region due to increasingly interconnected global economies and financial markets. In addition, certain geopolitical and other events, including environmental events and public health events such as epidemics and pandemics, may have a global impact and add to instability in world economies and markets generally. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, the value and liquidity of a Fund’s investments may be negatively affected by such events. Such market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, increase the expenses incurred by a Fund and/or affect a Fund’s ability to pursue its investment objective and a Fund’s performance.

Current market conditions risk is the risk that a particular investment, or shares of the Funds in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations that could directly impact the Funds, and any regulatory changes could adversely impact the Funds' ability to achieve their investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestically and abroad, such as elections in the U.S., global elections and governmental changes, have and may continue to have an adverse impact on the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on a Fund’s investments and operations. These events, and any other future events, may adversely affect the prices and liquidity of the Funds’ portfolio investments and could result in disruptions in the trading markets.

It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the net asset value per share (“NAV”) and/or risk profile of the Funds.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate (including significantly decrease) in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions that affect a particular security or issuer, changes in general economic or political conditions, local, regional or global events such as war, threats of war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, natural and environmental disasters, systemic market dislocations, supply disruptions, or other events. Such events may disparately impact a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions.

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A Fund may not outperform other investment strategies over short- or long-term market cycles and the Fund may decline in value. Fund shares may trade above or below their NAV. An investor in a Fund could lose money over short or long periods of time. The price of the securities and other investments held by a Fund, and thus the value of a Fund’s portfolio is expected to fluctuate in accordance with general economic conditions, interest rates, political events, and other factors. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed income securities with longer-term maturities. While changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments, during a general market downturn, multiple asset classes may be negatively affected. Although certain Funds invest in short-term U.S. and/or non-U.S. money market securities, such Funds do not seek to maintain a constant NAV and are not traditional money market funds. Certain other Funds also invest in intermediate and long-term U.S. and/or non-U.S. money market securities.

Investor perceptions, confidence (or lack thereof) and/or uncertainty may also impact the value of Fund investments and the value of an investment in Fund shares. These investor perceptions, confidence (or lack thereof) and/or uncertainty are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, health or banking crises. Issuer-specific conditions may also affect the value of a Fund’s investments. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio securities. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Equity Funds, Alternative Funds, and the Asset Allocation Funds (through their investments in exchange traded funds (“ETFs”). An investment in the Equity Funds and Asset Allocation Funds should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fixed Income Funds, Private Credit and Alternative Income Fund, and the Asset Allocation Funds (indirectly through their investments in ETFs). Issuer-specific conditions may also affect the value of a Fund’s investment. The financial condition of an issuer of a security or counterparty to a contract may cause it to default or become unable to pay interest or principal due on the security or contract. A Fund cannot collect interest and principal payments if the issuer or counterparty defaults. Accordingly, the value of an investment in a Fund may change in response to issuer or counterparty defaults and changes in the credit ratings of a Fund’s portfolio securities. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

These events and possible continuing market turbulence may have an adverse effect on Fund performance.

BLOCKCHAIN TECHNOLOGY. Blockchain technology is a relatively new and untested technology which operates as a distributed ledger. Blockchain systems could be vulnerable to fraud, particularly if a significant minority of participants colluded to defraud the rest. Access to a given blockchain requires an individualized private key, which, if compromised, could result in loss due to theft, destruction or inaccessibility. There is little regulation of blockchain technology other than the intrinsic public nature of the blockchain system. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology. Because blockchain technology systems may operate across many national boundaries and regulatory jurisdictions, it is possible that blockchain technology may be subject to widespread and inconsistent regulation. Blockchain technology is not a product or service that provides identifiable revenue for companies that implement, or otherwise use it. Currently, blockchain technology is commonly used for the recording of transactions in digital currency, which are extremely speculative and volatile. Problems in digital currency markets could have a wider effect on companies associated with blockchain technology. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit. There are currently a number of competing blockchain platforms with competing intellectual property claims. The uncertainty inherent in these competing technologies could cause companies to use alternatives to blockchain. Finally, because digital assets registered on a blockchain do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of fraud or manipulation.

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BORROWING. Although the Funds do not intend to borrow money as part of their principal investment strategies, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to 33% of its net assets. A Fund (except the Private Credit and Alternative Income Fund) will borrow only for short-term or emergency purposes.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

CYBERSECURITY RISK. Investment companies, such as the Funds, and their service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, causing operational disruption or various other forms of cybersecurity breaches. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Cyber-attacks affecting the Funds or the Adviser, Sub-Adviser, accountant, custodian, transfer agent, index provider, other third-party service providers, the App, blockchain networks or intermediaries may adversely impact the Funds or their shareholders. For instance, cyber-attacks may impact a Fund’s ability to calculate its NAV, impede trading or cause the release of private shareholder information or confidential company information, which may require attendant breach notification and credit monitoring costs, and subject a Fund to regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs). A Fund could incur extraordinary expenses for cybersecurity risk management purposes, prevention and/or resolution. Because technology is frequently changing, new ways to carry out cyber-attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyberattack. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

LACK OF DIVERSIFICATION. The Technology and Innovation 100 Digital Fund and the Alternative Funds are considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its total assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its total assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance. However, each Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Internal Revenue Code of 1986 (the “Code”). For more information, see “Taxes” below.

LIQUIDITY RISK. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that a Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, a Fund may also be subject to greater liquidity risk than if the issuer’s securities were more widely held. A Fund may also need to sell some of a Fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices. In addition, prices received by a Fund for securities may be based on institutional “round lot” sizes, but a Fund may purchase, hold or sell smaller, “odd lot” sizes, which may be harder to sell. Odd lots may trade at lower prices than round lots, which may affect a Fund’s ability to accurately value its investments.

The market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

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MARKET RISK. The market value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, or a particular segment, such as government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that a Fund’s securities will participate in or otherwise benefit from the advance.

TAX RISK. To qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”) and its shareholders, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. If for any taxable year a Fund does not qualify as a RIC and were ineligible to or were not to cure such failure, all of its taxable income (including its net capital gain) for that year would be subject to tax at the regular corporate rate without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as dividend income to the extent of a Fund’s current and accumulated earnings and profits. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please refer to the section of this SAI entitled “Taxes” for a more detailed explanation of the tax consequences of investing in a Fund.

The following is a description of other risks associated with distributed ledger technology:

USE OF BLOCKCHAIN. A blockchain is an open, distributed ledger that records transactions between two parties in a verifiable and permanent way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. Transactions on the blockchain are verified and authenticated by computers on the network (referred to as “nodes” or “validators”) that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded on the blockchain in collections of transactions called “blocks.” Blockchain networks are based upon software source code that establishes and governs their respective cryptographic systems for verifying transactions.

The use of blockchain technology for an open-end registered investment company, such as the Funds, is untested. In the event of a conflict between the blockchain record and the record held by the Funds’ transfer agent, WisdomTree Transfers, Inc. (“Transfer Agent”), the Transfer Agent’s record will be determinative.

The recording of Fund shares on the blockchain will not affect a Fund’s investments. The Funds will not invest in any digital assets (referred to as, among other things, virtual currencies).

Users of the blockchain networks generally must pay transaction fees (such as in the form of “ether,” or “lumens,” the native digital assets for the operation of Ethereum or Stellar, respectively) to the networks in order to validate or consummate a transaction. Such transaction fees are generally intended to protect the networks from frivolous or malicious computational tasks, or otherwise paid in relation to tasks being performed by the blockchain or other operational considerations associated with the blockchain. Because blockchains networks impose different transaction fees, certain networks may be less efficient or more costly for smaller accounts or smaller transactions.

Delays in transaction processing have occurred on the blockchain networks. Such a delay may occur on account of, among other things, the inability of nodes to reach consensus on transactions, including in relation to upgrades on changes in the applicable blockchain, or the inability or other challenges, including fraud considerations or transaction invalidity, of a layer 2 blockchain in publishing information to a layer 1 blockchain. During a network delay, it will not be possible to record transactions in the shares on the blockchain. Should such a delay occur for an extended period of time, the Funds could choose to effect transactions with shareholders manually (i.e., in book-entry form) until such time as the network has resumed normal operation. The Funds may choose to reevaluate a particular network for a Fund’s shares in the event of future or recurring delays.

In the future, the ownership of a Fund’s shares may be maintained and recorded on a blockchain network without integrated off-chain recordkeeping, although there is no guarantee that this will occur. The Funds’ Adviser believes that the use of blockchain may, in the future, permit reduced settlement times and provide other benefits to Fund shareholders.

Furthermore, in the future, the shares may be available for purchase or sale in a secondary trading market (such as an electronic trading platform that is registered with the SEC as an alternative trading system (ATS)). Any disruption to the operations of an ATS, including a broker-dealer’s interface with an ATS, could materially disrupt trading in, or potentially result in a complete halt in the trading of, a Fund’s shares on that platform. The Funds have no current agreement to make their shares available for trading on any ATS, but may enter into such an agreement in the future. These features are not currently, and may never be, available to investors. These features would be subject to then-existing regulations and regulatory interpretations.

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To the extent investors or potential investors engage in transfers between each other at a price other than NAV, such transfers may, in certain circumstances, have legal implications for those persons under the federal securities laws or otherwise. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences in connection with the transfer of Fund shares. The Transfer Agent cannot ensure the reliability of any transfer other than transfers of Fund shares that a shareholder instructs the Transfer Agent to make.

There are risks associated with the issuance, redemption, transfer, custody and record keeping of shares maintained and recorded primarily on a blockchain. For example, shares that are issued using blockchain technology would be subject to the following risks (among others):

1.	a rapidly-evolving regulatory landscape in the United States and in other countries, which might result in security, privacy or other regulatory concerns that could require changes to the way transactions in the shares are recorded;

2.	the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain, or by which the validity of a copy of such blockchain can be proven;

3.	the possibility that cryptographic or other security measures that authenticate prior transactions for a blockchain could be compromised, or “hacked,” which could allow an attacker to alter the blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

4.	the possibility that new technologies or services inhibit access to a blockchain;

5.	the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains; and

6.	because of the differences between the way the shares are issued and recorded as compared to shares in a traditional open-end investment company, there is a risk that issues that might easily be resolved by existing operations or law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on a Fund’s current or future business or the shares.

BLOCKCHAIN NETWORKS. The reliability of a network (and its underlying blockchain ledgers), whether a layer 1 or layer 2 blockchain, on which the shares will rely could decline due to a variety of causes, adversely affecting the functionality of the shares and an investment in a Fund. Blockchain networks are based on software protocols that govern the peer-to-peer interactions between computers connected to these networks. The reliability of such networks for the functionality of the shares depends upon a variety of factors, including, but not limited to:

1.	The effectiveness of the informal groups of (often uncompensated) developers contributing to the protocols that underlie the network;

2.	Effectiveness of the validators and the network’s consensus mechanisms to effectively secure the network against confirmation of invalid transactions;

3.	The continued participation of a number of trusted validators;

4.	The lack of collusion between trusted validators;

5.	Disputes among the developers or validators of the network;

6.	Changes in the consensus or validation scheme that underlies the network;

7.	The failure of cybersecurity controls or security breaches of the network;

8.	The inability of validators to reach consensus and the consequential halting of transaction verification on the network;

9.	The existence of undiscovered technical flaws in the network;

10.	The development of new or existing hardware or software tools or mechanisms that could negatively impact the functionality of the systems;

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11.	The price of the blockchain asset associated with the respective network;

12.	The cost of transaction fees to use the network;

13.	Intellectual property rights-based or other claims against the network’s participants;

14.	The continued adoption of the network; and

15.	The maturity of the computer software programming software development kit used in connection with the network.

Unfavorable developments or characteristics of any of the above or other circumstances could adversely affect a Fund’s operations or the functionality of the shares.

Furthermore, a blockchain record stores the complete transaction history from issuance of the shares. As a result, robust and transparent data, other than shareholder personal identifying information, will be publicly available via the published blockchain and tools such as block explorers. Such transaction data is secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public on the blockchain. The personal identifying information necessary to associate a public key representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent and will not be available to the public. However, if there are data security breaches with respect to such database(s) resulting in theft of the information necessary to link personal identity with the public key and related share transactions, the stolen information could be used to determine a shareholder’s identity and complete transaction history in a Fund. Concerns over these privacy issues may limit adoption of public-ledger blockchain technology, reducing the potential market acceptance for the shares and the size of a Fund.

Stellar has a maximum fixed supply of 50 billion lumens (XLM). XLM is used to pay for transaction fees on the Stellar blockchain with no ongoing burn mechanism. However, in 2019, the Stellar Development Foundation burned approximately 55 billion XLM to reduce the total supply.

Ethereum does not have a fixed supply cap. The issuance rate of ether (ETH) is dynamic and depends on the total amount of ETH staked. ETH is used to pay transaction fees, which consists of a base fee and a priority fee (i.e., a fee paid to validators to incentivize the inclusion of transactions in a block). The base fee is burned and is approximately 80% of the total transaction fee. This mechanism can lead to periods where the amount of ETH burned surpasses the amount issued, resulting in a net deflationary effect on the total supply.

Avalanche has a maximum supply of 720 million AVAX tokens. AVAX is issued as staking rewards to validators. The rate of issuance is dynamic and depends on the amount staked and the duration of staking, with an annualized inflation rate of approximately 5%. AVAX is used to pay transaction fees and all transaction fees are burned.

Solana does not have a fixed maximum supply. Solana uses an inflation model where new tokens (SOL) are issued to reward validators, but this inflation rate decreases over time. SOL are used to pay transaction fees and half of the SOL transaction fees from each transaction are burned, creating a deflationary pressure that balances supply growth.

Plume has a native digital asset that is used to pay transaction fees and for participation in its consensus mechanism. The supply of Plume’s native digital asset is determined by the protocol and may be subject to governance decisions or protocol-level updates.

The Stellar network’s transactions are verified on the Stellar blockchain through proof-of-agreement protocol. In proof-of-agreement, the validators approve transactions in agreement with other trusted participants to achieve consensus. In contrast, the process by which Ethereum, Avalanche, Solana, and Plume transactions are verified (i.e., achieve consensus) is called proof-of-stake. In proof-of-stake, users (referred to as “validators”) stake a minimum amount of capital in the form of the native digital asset into a smart contract, or computer program, stored on the network. Validators are then selected to propose and validate blocks of transactions and earn rewards or incur penalties based on their participation and behavior. Unlike Ethereum Layer 2 rollup protocols, which rely on Ethereum for settlement and security, Ethereum, Avalanche, Solana, and Plume each operate as independent Layer 1 blockchains with their own validator sets responsible for network security.

Further, the layer 2 blockchains of Arbitrum, Base and Optimism use “optimistic roll-ups” to validate transactions. Optimistic roll-ups combine multiple transactions into one transaction for validation, which is then published to the Ethereum blockchain ledger. Optimistic rollups assume that the transactions contained within the rollup are valid. It is possible to contest transactions through a dispute resolution mechanism if a validator suspects fraudulent behavior.

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BLOCKCHAIN NETWORK SUITABILITY. Although the Transfer Agent does not endorse or recommend any particular blockchain, and an investor should independently assess any blockchain for their own purposes and uses cases, the Transfer Agent will nonetheless review information (which may include information from one or more affiliates) related to a blockchain in relation to allowing a blockchain to be used to support digital representations of Fund shares, including the following:

•	Operational Integrity and Scalability: Each supported blockchain should generally demonstrate consistent performance and adequate scalability.

•	Transaction Costs: Each supported blockchain should have reasonably understandable transaction fees.

•	Transparency: Each supported blockchain should be able to support the Transfer Agent’s permissioned framework on public, permissionless blockchains in seeking to ensure that only pre-approved wallets can participate in transactions involving digital representations of Fund shares.

•	Burning and Minting Process: For investors seeking to move digital representations of Fund shares between two different blockchains, each supported blockchain should be able to support the Transfer Agent’s management of a burning and minting process. This process involves reducing the balance of shares on the originating blockchain to zero by recording a "burning" transaction, and then minting an equivalent number of shares on the destination blockchain. This controlled burning and minting process seeking to ensure that the movement of shares between blockchains does not result in any dilution or duplication of Fund shares.

Investors should note that they may experience materially different service levels on different blockchains.

BLOCKCHAIN REGULATION. Regulation of blockchain technologies is currently developing and likely to rapidly evolve, varies significantly among international, federal, state and local jurisdictions and is subject to significant uncertainty.

Various legislative and executive bodies in the United States and in other countries are currently considering, or may in the future consider, laws, regulations, guidance, or other actions, which may severely impact the Funds, and thus the Funds’ shareholders. Failure by the Funds or any Fund service provider to comply with any laws, rules or regulations, some of which may not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences to the Funds (and thus to the Funds’ shareholders), including civil penalties and fines.

New or changing laws and regulations or interpretations of existing laws and regulations may adversely impact the Funds’ ability to issue and redeem shares or otherwise make distributions on shares, the secondary market liquidity and market price of shares (should such secondary market liquidity be available in the future), shareholders’ ability to access or otherwise utilize an exchange or platform for trading of the shares (should such a platform or exchange exist in the future and such activity be permitted by a Fund) and the structure, rights and transferability of the shares (should shareholders be permitted to transfer or exchange shares in the future). Therefore, there can be no assurance that any new or continuing regulatory scrutiny or initiatives will not have an adverse impact on the shares or impede the Funds’ current or future activities.

In addition, because of the differences between the way the shares are issued and recorded as compared to shares in a traditional mutual fund, there is a risk that issues that might easily be resolved by existing law if traditional methods were involved may not be easily resolved for the shares. The occurrence of any related issue or dispute could have a material adverse effect on the Funds’ current or future business or the shares.

Blockchain networks currently face an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union and China. Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the networks, such as Stellar and Ethereum, and their users, developers and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States or may directly and negatively impact a Fund and its service providers. The effect of any future regulatory change is impossible to predict, but such change could be substantial and adverse to the shareholders, the Funds and the Funds’ service providers.

OPERATIONS AND TECHNOLOGY. The Funds, their service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Funds, despite the efforts of the Funds and their service providers to adopt technologies, processes, and practices intended to mitigate these risks. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Funds, the Funds’ service providers, counterparties, or other market participants or data within them (a “cyber-attack”). In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. If such an event occurs, a Fund may incur substantial costs, including those associated with forensic analysis of the origin and scope of the event; increased and upgraded cybersecurity; investment losses from sabotaged trading systems; identity theft; unauthorized use of proprietary information; litigation; adverse investor reaction; the dissemination of confidential and proprietary information; and reputational damage. Any such event could expose a Fund to civil liability as well as regulatory inquiry and/or action. In addition, market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

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A discussion of some of the other risks associated with an investment in each Fund is contained in the Fund’s Prospectus.

SPECIFIC INVESTMENT STRATEGIES

A description of the investment strategies and types of investments used by some or all of the Funds is set forth below. The Asset Allocation Funds principally invest in “Investment Company Securities”, as described below, and thereby obtains exposure to the non-derivative investments described below, as applicable, through such Investment Company Securities as opposed to investing directly in such investments. The Alternative Funds will invest in derivatives, and the Asset Allocation Funds may invest in such investments directly or may have exposure through its investments in Investment Company Securities that hold derivatives.

BANK DEPOSITS AND OBLIGATIONS. Each Fund may invest in deposits and other obligations of U.S. and non-U.S. banks and financial institutions. Deposits and obligations of banks and financial institutions include certificates of deposit, time deposits, and bankers’ acceptances. Certificates of deposit and time deposits represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate. Certificates of deposit are negotiable certificates, while time deposits are non-negotiable deposits. A banker’s acceptance is a time draft drawn on and accepted by a bank that becomes a primary and unconditional liability of the bank upon acceptance. Investments in obligations of non-U.S. banks and financial institutions may involve risks that are different from investments in obligations of U.S. banks. These risks include future unfavorable political and economic developments, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held in a Fund.

BUSINESS DEVELOPMENT COMPANIES. The Private Credit and Alternative Income Fund will invest in business development companies (“BDCs”), whose principal business is to invest in and lend capital to privately held companies. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies. Investments made by BDCs generally are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments, and the Fund may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the investment performance of a small number of investments, or even a single investment. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by the Fund may increase the cost of borrowing to that company, thereby adversely impacting the Fund’s returns. Credit downgrades may also result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

CLOSED-END INVESTMENT COMPANIES. The Private Credit and Alternative Income Fund will invest in closed-end investment companies (“CEFs”). The value of the underlying securities held by a CEF could decrease or the portfolio could become illiquid. CEFs may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the CEF’s common shares in an attempt to enhance the current return to such CEF’s common shareholders. The Fund’s investment in the common shares of CEFs that are financially leveraged may create an opportunity for greater total return, but with more volatility than other investments, and greater potential for loss. CEFs are also able to utilize leverage to a greater degree than other investment companies, such as mutual funds or ETFs. As a result, the Fund may be exposed indirectly to leverage through an investment in CEFs, which may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns may be lower. Shares of CEFs frequently trade at a discount from their NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such CEF, thereby adversely affecting the Fund’s NAV.

COMMERCIAL PAPER. The Fixed Income Funds, Asset Allocation Funds, and Alternative Funds may invest in commercial paper. Commercial paper is an unsecured short-term promissory note with a fixed maturity of no more than 270 days issued by corporations, generally to finance short-term business needs. The commercial paper purchased by a Fund generally will be rated in the upper two short-term ratings by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, deemed to be of equivalent quality by the Adviser or the Sub-Adviser. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, the Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund. Commercial paper issuers in which the Fund may invest include securities issued by corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(a)(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

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CORPORATE DEBT OBLIGATIONS. To the extent consistent with their principal investment strategies, the Funds may invest in corporate debt obligations. Corporate debt obligations are interest bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. If a security satisfies the rating requirement upon initial purchase and is subsequently downgraded, the Fund is not required to dispose of the security. In the event of such an occurrence, the Adviser or the Sub-Adviser will determine what action, including potential sale, is in the best interest of the Fund.

Corporate debt may be issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt obligations, as well as the range of creditworthiness of its issuers, corporate debt obligations have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Like most fixed income securities, corporate debt obligations carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Aggregate portfolio duration is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Funds with higher durations generally are subject to greater interest rate risk. For example, the value of a fund with a portfolio duration of ten years would be expected to drop by 10% for every 1% increase in interest rates. A Fund’s actual portfolio duration may be longer or shorter depending upon market conditions.

DERIVATIVES. Each Fund may use derivative instruments as part of its investment strategies. A Fund will not use derivatives to increase leverage, and each Fund will provide margin or collateral, as applicable, with respect to investments in derivatives in such amounts as determined under applicable law, regulatory guidance or related interpretations.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward currency contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts, swap agreements and credit-linked notes.

Regulatory developments may limit the availability of certain derivatives, may make the use of derivatives by a Fund more costly, and may otherwise adversely impact the performance and value of derivatives. Regulatory developments also may change the way in which a Fund itself is regulated. Such developments may affect a Fund’s ability to invest or the extent to which it may invest in certain derivatives and subject the Fund to additional regulatory requirements. Complying with new requirements may increase the cost of the Fund’s investments and the cost of implementing the Fund’s investment program and related operations, which could adversely affect the Fund’s performance. In August 2022, Rule 18f-4 under the 1940 Act (“Rule 18f-4”), replaced the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act. Rule 18f-4 imposes limits on the amount of leverage risk to which a Fund may be exposed through certain derivative instruments that may oblige a Fund to make payments or incur additional obligations in the future. Under Rule 18f-4, a Fund’s investment in such derivatives is limited through a value-at-risk (“VaR”) test. If a Fund uses derivatives in more than a limited specified exposure amount, it is required to establish and maintain a derivatives risk management program, subject to oversight by the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”), and appoint a derivatives risk manager to implement such program.

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Forwards, swaps and certain other derivatives are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and certain non-U.S. jurisdictions. Physically-settled forwards entered into between eligible contract participants, such as the Fund, are generally subject to fewer regulatory requirements in the U.S. than non-deliverable forwards. Under the Dodd-Frank Act, non-deliverable forwards are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the Commodity Futures Trading Commission (the “CFTC”). Under the Dodd-Frank Act, non-deliverable forwards, swaps and certain other derivatives traded in the over the counter (“OTC”) market are subject to initial and variation margin requirements. The Fund’s counterparties may be subject to additional regulatory requirements and/or apply the regulatory requirements more broadly than is required for administrative and other reasons, including, for example, by (i) applying the stricter regulatory requirements to physically-settled forwards that are applicable to non-deliverable forwards even though the stricter rules are not technically applicable to such physically-settled forwards; and (ii) applying smaller thresholds for the delivery of variation margin than required. As such, a Fund using currency forwards may need to hold additional cash to meet regulatory requirements, which may include raising cash by selling securities and/or obtaining cash through other arrangements in order to meet margin requirements, which may, among other potential consequences, cause increased index tracking error (if applicable), cause an increase in expense ratio, lead to the realization of taxable gains, increase costs to a Fund of trading or otherwise affect returns to investors in such Fund.

With regard to each Fund, WisdomTree Digital Management expects to claim relief from the definition of commodity pool operator (“CPO”) under revised CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, WisdomTree Digital Management may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps.

Swap Agreements and Options on Swap Agreements. Each Fund may enter into swap agreements, including currency swaps, interest rate swaps, credit default swaps, and total return swaps. A typical foreign currency swap involves the exchange of cash flows based on the notional differences among two or more currencies (e.g., the U.S. dollar and the euro). A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. A typical credit default swap (“CDS”) involves an agreement to make a series of payments by the buyer in exchange for receipt of payment by the seller if the loan defaults. In the event of default, the buyer of the CDS receives compensation (usually the face value of the loan), and the seller of the CDS takes possession of the defaulted loan. In the event that a Fund acts as a CDS protection seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. In the event that a Fund acts as a CDS protection buyer and no credit event occurred during the term of the CDS, the Fund would recover nothing. Where a Fund is the protection buyer, CDS involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. A Fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the Fund). Total return swaps involve the exchange of payments based on the total return on an underlying reference asset. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements can be structured to provide for periodic payments over the term of the swap contract or a single payment at maturity (also known as a “bullet swap”). Swap agreements may be used to hedge or achieve exposure to, for example, currencies, interest rates, and money market securities without actually purchasing such currencies or securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price. When a Fund purchases or sells a swap contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund will maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited as margin, are equal to the market value of the swap contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally ensure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

The Funds may also enter into options with respect to swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, on specified terms at a designated future time. Depending on the particular terms, a Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing the amount of premium paid should the option expire unexercised, but when a Fund writes a swaption, upon exercise of the swaption the Fund will become obligated according to the terms of the underlying agreement.

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Futures, Options and Options on Futures Contracts. Each Fund may use futures contracts and related options: (i) to attempt to gain exposure to U.S. Treasury futures contracts and foreign currencies, and (ii) to attempt to gain exposure to a particular market, instrument or index. To the extent a Fund uses futures and options, it will do so only in accordance with applicable requirements of the CEA and the rules thereunder.

Futures Contracts. A futures contract is a standardized contract traded on a recognized exchange in which two parties agree to exchange either a specified financial asset or the cash equivalent of said asset of standardized quantity and quality for a price agreed to today (the futures price or the strike price) with delivery occurring at a specified future date. The Fund is required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, a process known as “marking-to-market.” Each Fund may take long or short positions in listed futures contracts.

Each Fund may transact in listed currency futures contracts and listed U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (i.e., currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (i.e., currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the stock index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the prices of futures contracts; (3) although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts.

Options on Futures Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Options. A Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange traded options.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) the success of a strategy may depend on the Adviser’s ability to predict movements in the prices of individual or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities and the price of options; (3) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Currency Options. Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.

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CREDIT-LINKED NOTES. To the extent consistent with their principal investment strategies, the Funds may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than the Fund’s initial investment and the Fund may lose money.

EQUITY SECURITIES. Each Equity Fund invests in equity securities, the Asset Allocation Funds invests in ETFs which have attributes of equity securities described herein, and the Alternative Funds may invest in equity securities. Equity securities, such as the common stocks of an issuer or ETFs, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of a Fund’s shares to decline.

EXCHANGE-TRADED PRODUCTS. To the extent consistent with their principal investment strategies, the Funds may invest in one or more types of exchange-traded products (“ETPs”), which may include ETFs registered under the 1940 Act, exchange-traded commodity trusts regulated by the CFTC, exchange-traded notes (“ETNs”), ETPs registered under the Securities Act only (e.g., bitcoin ETPs), as well as instruments that provide exposure to ETPs. Certain of the ETPs in which the Fund may invest may be managed, sponsored, or serviced by the Adviser or an affiliate (“Affiliated ETPs”), and in such capacity, the Adviser or affiliate may receive management or other fees from the ETPs in which the Fund invests. Any such fees would be in addition to the management fee earned by the Adviser for its management of an investing Fund. These fees may create a conflict of interest by influencing the Adviser to invest in the shares of Affiliated ETPs. While the Adviser takes steps to address such conflicts of interest, including subjecting Affiliated ETPs to the same investment criteria or conditions as unaffiliated ETPs, it is possible that such conflicts of interest could impact the Fund.

Generally, a Fund’s investment in an ETP will subject the Fund to all of the risks associated with the assets or holdings of such ETP, as well as the general risks of investing in an ETP. For example, a Fund may invest in new ETPs or ETPs that have not yet established a deep trading market at the time of investment. Shares of such ETPs may experience limited trading volume and less liquidity, which may increase the spread (the difference between bid price and ask price) associated with the ETP’s share price. In addition, the market price of ETP shares may be more (i.e., a premium) or less (i.e., a discount) than the net asset value of the ETP shares and may not correlate to the market price of the ETP’s reference asset.

Exchange-Traded Funds. ETFs are investment companies regulated pursuant to the 1940 Act and registered with the SEC that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund investing in an ETF indirectly bears the fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs also are subject to brokerage and other trading costs that could result in greater expenses for a Fund.

Exchange-Traded Commodity Trusts. An exchange-traded commodity trust is a pooled investment vehicle that invests in physical commodities or commodity futures, and issues shares that trade on a securities exchange at a discount or premium to the value of the trust’s holdings. Investments in exchange-traded commodity trusts also are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Exchange-traded commodity trusts are not investment companies registered under the 1940 Act. As a result, in connection with any such investments, a Fund will not have the protections associated with ownership of shares in an investment company registered under the 1940 Act. Exchange-traded commodity trusts generally are registered with the CFTC and subject to regulation pursuant to the CEA. Direct investments in exchange-traded commodity trusts, like investments in other commodities, may increase the risk that a Fund may not qualify as RIC under the Code. If a Fund fails to qualify as a RIC, the Fund will be subject to tax, which will reduce returns to shareholders. Such a failure will also alter the treatment of distributions to its shareholders.

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Exchange-Traded Notes. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

FINANCIAL SECTOR INVESTMENTS. Each Fund may engage in transactions with or invest in companies that are considered to be in the financial sector, including commercial banks, brokerage firms, diversified financial services, a variety of firms in all segments of the insurance industry (such as multi-line, property and casualty, and life insurance) and real estate-related companies. There can be no guarantee that these strategies may be successful. A Fund may lose money as a result of defaults or downgrades within the financial sector.

Events in the financial sector have resulted in increased concerns about credit risk and exposure. Well-known financial institutions have experienced significant liquidity and other problems and have defaulted on their debt obligations. Issuers that have exposure to real estate, mortgage and credit markets have been particularly affected. It is uncertain whether or how long these conditions will continue. These events and possible continuing market turbulence may have an adverse effect on Fund performance.

Rule 12d3-1 under the 1940 Act limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. The Fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the Fund’s total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the Fund owning more than 5% of the issuer’s outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer’s debt securities. The Fund, in seeking to comply with this rule, may experience greater index tracking error because the Index is not subject to the rule.

In applying the gross revenue test, an issuer’s own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer’s gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. The Fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions to not be met. The purchase of a general partnership interest in a securities-related business is prohibited.

FIXED INCOME SECURITIES. The Fixed Income Funds, Asset Allocation Funds, and Alternative Funds invest (and the Equity Funds may invest) in fixed income securities, U.S. Treasury notes and bonds. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income funds may be higher than normal.

FLOATING AND ADJUSTABLE RATE NOTES. Each Fixed Income Fund, the Asset Allocation Funds, and Alternative Funds may invest (and the Floating Rate Treasury Digital Fund invests) in floating rate public obligations of the U.S. Treasury. The Funds may also invest in floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

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These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. They may permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by a Fund may not be longer than 397 days (and therefore would be considered to be within a Fund’s general maturity restriction of 397 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, the Fund uses the period to the next reset date to calculate the securities contribution to the average portfolio maturity of a Fund.

FLOATING AND VARIABLE RATE NOTES (Treasury Money Market Fund). The Fund may invest in floating rate public obligations of the U.S. Treasury. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When the Fund holds variable- or floating-rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. The issuer of such obligations may also have the right to prepay, in its discretion, the principal amount of the obligations plus any accrued interest. The “reset date” of securities held by the Fund may not be longer than 93 days (and therefore would be considered to be within the Fund’s general maturity restriction of 93 days). Given that most floating-rate securities reset their interest rates prior to their final maturity date, the Fund uses the period to the next reset date to calculate the securities contribution to the weighted average portfolio maturity of the Fund but not the weighted average portfolio life.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize a Fund to invest in securities, contracts and investments other than those listed in this SAI and in the Fund’s Prospectus, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

ILLIQUID INVESTMENTS. Although the Funds do not intend to do so, as a matter of policy, each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments, as such term is defined by Rule 22e-4 under the 1940 Act. A Fund may not invest in illiquid investments if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid investments. Illiquid investments include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets to the extent the Adviser or Sub-Adviser has not deemed such securities to be liquid. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market of the investment. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A under the Securities Act, except for certain 144A bonds, will be monitored by the Fund on an ongoing basis. In the event that more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund, in accordance with Rule 22e-4(b)(1)(iv) under the 1940 Act, will report the occurrence to both the Board and the SEC and seek to reduce its holdings of illiquid investments within a reasonable period of time.

INVESTMENT COMPANY SECURITIES. Each Fund may invest (and the Private Credit and Alternative Income Digital Fund and Asset Allocation Funds invest) in the securities of other investment companies (including ETFs), including ETFs that are advised by an affiliate of the Adviser. Unless otherwise permitted by the 1940 Act or rule thereunder, the 1940 Act generally prohibits a Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. The Asset Allocation Funds and Private Credit and Alternative Income Fund invest in excess of such limits in reliance on provisions and/or rules under the 1940 Act.

MONEY MARKET INSTRUMENTS. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts (“REITs”) are classified as equity REITs, mortgage REITs, or hybrid REITs. Investments in REITs may be adversely affected by general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs also are subject to heavy cash-flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain exemption from the 1940 Act, and, for U.S. REITs, the possibility of failing to qualify for the favorable U.S. federal income tax treatment available to U.S. REITs under the Code. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

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REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. This is designed to result in a fixed rate of return for a Fund insulated from market fluctuations during the holding period. Because they are collateralized by securities, including mortgage-backed securities, repurchase agreements are subject to market and credit risk. A repurchase agreement maturing in more than seven days may be considered an illiquid investment. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund treats such transactions as Derivatives Transactions, as defined in Rule 18f-4 under the 1940 Act subject to the VaR Test under Rule 18f-4.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when a Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

SECURITIES LENDING. Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Fund’s securities lending agent. Loans of portfolio securities provide the Funds with the opportunity to earn additional income on the Fund’s portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash, or money market instruments, money market funds or U.S. government securities at least equal at all times to the market value of the loaned securities. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Furthermore, because of the risks of delay in recovery, the Fund may lose the opportunity to sell the securities at a desirable price. A Fund will generally not have the right to vote securities while they are being loaned.

TRACKING STOCKS. The Equity Funds and Alternative Funds may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities and Delayed Delivery Transactions.  When-issued securities and delayed delivery transactions involve the purchase or sale of securities at a predetermined price or yield with payment and delivery taking place in the future after the customary settlement period for that type of security. Upon the purchase of the securities, liquid assets with an amount equal to or greater than the purchase price of the security will be set aside to cover the purchase of that security. The value of these securities is reflected in the net assets value as of the purchase date; however, no income accrues from the securities prior to their delivery.

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There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis will be delivered. When the Fund engages in when-issued or delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Rule 18f-4 under 1940 Act permits a Fund to enter into when-issued or delayed delivery basis securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date. If a when-issued or delayed delivery basis security does not satisfy those requirements, a Fund would need to comply with Rule 18f-4 under the 1940 Act with respect to its when issued or delayed delivery transactions, which are considered Derivative Transactions under the Rule.

U.S. GOVERNMENT SECURITIES. The Fixed Income Funds, Asset Allocation Funds, and Alternative Funds invest (and the Equity Funds may invest) in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

PROXY VOTING POLICY

The Trust has adopted as its proxy voting policies for each Fund the proxy voting guidelines of each Fund’s applicable Sub-Adviser. The Trust has delegated to the Sub-Advisers the authority and responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and each Sub-Adviser’s role in implementing such guidelines.

All Voya Managed Funds

Voya IM has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Voya IM seeks to act in the best interest of its clients and in accordance with its fiduciary duties. Specific votes depend on the particular facts and circumstances of each proxy vote. Voya IM generally votes in support of decisions reached by independent boards of directors. The policy establishes additional guidance to promote independence, alignment of compensation with long-term performance, and prudent fiscal management with respect to votes on specific matters, such as individual board elections, executive compensation, and capitalization. Voya IM seeks to avoid material conflicts of interest through the application of detailed proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors.

All Mellon Managed Funds

Mellon has a fiduciary responsibility to our clients. We seek to make proxy-voting decisions that are in the best long-term economic interest of our clients as shareholders. We understand that we owe each of our clients a duty of care and loyalty with respect to voting proxies. Our approach to proxy voting is with the same analysis and engagement that we apply to all of our investment activities.

In general, we employ proxy voting to:

•	Align the interests of a company’s management and board of directors with those of the company’s shareholders,
•	Promote the accountability of a company’s management to its board of directors, as well as the accountability of the board of directors to the company’s shareholders and stakeholders,

•	Uphold the rights of a company’s shareholders to affect change by voting on those matters submitted to shareholders for approval, and
•	Promote adequate disclosure about a company’s business operations and financial activity

The Committee reviews all shareholder resolutions related to Environmental and Social considerations on a case-by-case basis. Our belief is that a company’s environmental, social and governance (ESG) practices have a long-term effect on a company’s economic value, and therefore we consider these factors when voting proxies. We have created Proxy Voting Guidelines (“voting guidelines”) and established a Proxy Voting and Governance Committee (the “Committee”) that is comprised primarily of senior investment professionals.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Mellon pays particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon engages a third party as an independent fiduciary to vote all proxies for BNY securities and affiliated mutual fund securities.

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Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new topics or proposals and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with such guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

The NIMNA Managed Fund

As a fiduciary and to meet its obligations as an SEC registered investment adviser, NIMNA, a subsidiary of BNY, owes its clients, including the Fund, a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights. This summary describes NIMNA’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to NIMNA by its clients, including the Fund.

Where applicable, NIMNA will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of Fund assets. NIMNA will exercise voting rights in a prudent and diligent manner and in the best interests of the Fund.

NIMNA has established overarching voting guidelines which inform its ultimate voting decision, based on guidance established by internationally recognized governance principles, including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes.

NIMNA has used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for NIMNA. This policy will be applied to all NIMNA’s votable holdings, enabling a universal approach to NIMNA’s voting while allowing it to deploy in-depth case-by-case analysis from NIMNA’s stewardship team for those issuers and/or proposals which merit greater focus due to the materiality of NIMNA’s investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The stewardship team retains the ultimate discretion to deviate the vote instruction from NIMNA’s bespoke policy’s recommendation.

NIMNA’s active approach to voting means that its voting decisions reflect its investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices, and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

NIMNA seeks to make proxy voting decisions that are in the best long-term financial interests of the Fund, and which seek to support investor value creation by supporting proposals that are consistent with NIMNA’s corporate governance views and investment case.

In general, voting decisions are taken consistently across all NIMNA’s clients that are invested in the same underlying company. This is in line with NIMNA’s investment process that focuses on the long-term success of the investee company. Further, it is NIMNA’s intention to exercise voting rights in all circumstances where it retains voting authority.

All voting opportunities are communicated to NIMNA by way of an electronic voting platform.

NIMNA’s Responsible Investment team reviews all resolutions for matters of concern. Any such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, NIMNA may also decide to confer or engage with the company or other relevant stakeholders.

An electronic voting service is employed to submit voting decisions. Each voting decision is submitted via the electronic voting service by a member of NIMNA’s Responsible Investment team but can only be executed by way of an alternate member of the team approving the vote within the same system.

Members of certain NIMNA operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.

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NIMNA utilizes an independent voting service provider for the purposes of managing upcoming meetings and instructing voting decisions via its electronic platform, and for providing research. The external voting service provider’s voting recommendations are not routinely followed; rather, it is only in the event that NIMNA recognizes a potential material conflict of interest that the recommendation of NIMNA’s external voting service provider will be applied.

NIMNA’s external voting provider is subject to the requirements set by NIMNA’s Vendor Management Oversight Group. As such, regular due diligence meetings are held which include reviews of its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, NIMNA participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between NIMNA’s expectations and the voting recommendations provided by the external provider.

Where NIMNA acts as a proxy for the Fund, a conflict could arise between NIMNA, the investee company, and/or the Fund when exercising voting rights. NIMNA has in place procedures for ensuring potential material conflicts of interests are mitigated, while the Fund’s voting rights are exercised in its best interest. NIMNA seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any NIMNA client relationship factors, among other considerations.

Where a potential material conflict of interest exists between NIMNA, the underlying company, and/or the Fund, the voting recommendations of an independent third-party proxy service provider will be applied.

NIMNA publishes various items related to its approach, engagements, and proxy voting decisions. NIMNA’s proxy voting policy and procedures are also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, NIMNA will provide clients, including the Fund, with information on how their proxies were voted by NIMNA. In addition, NIMNA will submit any applicable regulatory filings related to its proxy voting approach and decisions as required. Records are kept of all voting decisions, including evidence of the submission and approval process, which are subject to external audit. In addition, the NIMNA Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.

All Funds

A complete copy of the Sub-Adviser’s proxy voting policy may be obtained by calling 1-866-909-9473 or by writing to: WisdomTree Digital Trust, c/o WisdomTree Securities, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period from July 1 of one year through June 30 of the next year and to file Form N-PX with the SEC no later than August 31 of each year. Once available, the current Form N-PX for the Fund may be obtained at no charge upon request by calling 1-866-909-9473 or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors) or the SEC’s website at www.sec.gov.

INDEX DESCRIPTIONS

A description of each Index on which each Fund’s investment strategy is based is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies of the Fund” with certain additional details provided below. Additional information about each Index, including the components and weightings of the Indexes, as well as Index methodology, which contains the rules that govern inclusion and weighting in each of the Indexes, is available on the Index provider’s website.

WisdomTree Floating Rate Treasury Digital Fund. The Solactive U.S. Treasury Floating Rate Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree Short-Term Treasury Digital Fund. The Solactive U.S. 1-3 Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree 3-7 Year Treasury Digital Fund. The Solactive U.S. 3-7 Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree 7-10 Year Treasury Digital Fund. The Solactive U.S. 7-10 Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree Long-Term Treasury Digital Fund. The Solactive U.S. 20+ Year Treasury Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

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WisdomTree TIPS Digital Fund. The Solactive U.S. Treasury Inflation-Linked Bond Index is rebalanced monthly, effective after the market close on the last business day of each month.

WisdomTree 500 Digital Fund. The WisdomTree 500 Index is rebalanced annually. At each reconstitution of the Index, U.S. listed equities that are eligible for inclusion in the Index that meet eligibility as described in the Fund’s Prospectus are included.

WisdomTree Technology & Innovation 100 Digital Fund. The WisdomTree Technology and Innovation 100 Index is rebalanced annually. At each reconstitution of the Index, U.S. listed equities that are eligible for inclusion in the Index that meet eligibility as described in the Fund’s Prospectus are included.

WisdomTree Equity Premium Income Digital Fund. The Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of (1) selling (or “writing”) put options on the SPDR S&P 500 ETF (“SPY”) (the “SPY Puts”) and (2) a cash collateral account that accrues interest at a theoretical three-month Treasury bill rate on a daily basis. All SPY Puts are exchange-listed standardized options. The Index selects SPY Puts that target a premium of 2.5% (i.e., the cash received from the buyer of the SPY Put is approximately 2.5% of the official daily price of SPY). At any given time, the Index references two SPY Puts with expiration dates that are two weeks apart. The SPY Puts are closed out one week prior to expiry, either the first Friday or third Friday each month, and newly selected SPY Puts are sold on the same day (the “Roll Date”) in a process known as “rolling”. When a SPY Put is closed out on the Roll Date, the Index will select a new SPY Put with a target expiration date of either the first Friday or the third Friday of the following month. Each new SPY Put selected will also have a strike price that is the higher of (i) the “at the money” strike price (i.e., a strike price that is closest to but greater than the current market price of SPY), and (ii) the strike price for a SPY Put that has a premium closest to 2.5%.

WisdomTree Private Credit and Alternative Income Digital Fund. The Index is rebalanced on a quarterly basis in January, April, July, and October. The Index is reclassified and reconstituted on a semi-annual basis in April and October. At each reconstitution of the Index, BDCs, CEFs, and REITs (collectively, the “Vehicles”) eligible for inclusion in the Index are added to each alternative credit sector of the Index in descending order of six-month average daily market capitalization until either that sector’s target number of Vehicles is reached, or the list of Vehicles in that sector is exhausted.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

Information about each Fund’s portfolio holdings will generally be made available each business day (monthly with respect to the Treasury Money Market Fund).

Access to a Fund’s portfolio holdings prior to daily publication is permitted to personnel of the Adviser, Sub-Adviser, the Distributor and the Fund’s administrator (the “Administrator”), custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Funds Chief Compliance Officer (“CCO”) may authorize disclosure of portfolio holdings.

Each Fund will disclose its portfolio holdings online at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors). Online disclosure of such holdings is publicly available at no charge.

Each Fund also will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year end, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in each Fund’s Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities as defined under the 1940 Act. Each Fund, however, may change the non-fundamental investment policies described below and its investment objective, which is also a non-fundamental policy, without a shareholder vote, provided that it obtains Board approval and notifies its shareholders with at least sixty (60) days’ prior written notice of any such change.

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Fundamental Policies. The investment policies and limitations set forth below are fundamental and may not be changed without shareholder approval. As a general matter, a Fund may not engage in the activities described in the policies below except to the extent permitted by the 1940 Act.

The Private Credit and Alternative Income Digital Fund, as a fundamental investment policy, may:

Borrowing

Borrow money, directly or indirectly, to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Each Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding senior securities, “senior securities” are generally Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits a Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks. A Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

Borrowing (each Fund except the Private Credit and Alternative Income Digital Fund)

Borrow money, except as permitted under the 1940 Act. For the purposes of the fundamental investment policy regarding borrowing, the 1940 Act generally permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business).

Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act. This means that no more than 33 1/3% of a Fund’s total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, each Fund (except the WisdomTree Technology & Innovation 100 Digital Fund, WisdomTree Equity Premium Income Digital Fund, and WisdomTree Private Credit and Alternative Income Digital Fund, which are non-diversified) will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of a Fund’s total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration of Investments

 All Funds (except the WisdomTree 500 Digital Fund, WisdomTree Technology & Innovation 100 Digital Fund, WisdomTree Equity Premium Income Digital Fund and WisdomTree Private Credit and Alternative Income Digital Fund)

A Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. The investment of more than 25% of the value of the Fund’s total assets in any one industry will constitute a concentration.

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WisdomTree 500 Digital Fund and WisdomTree Technology & Innovation 100 Digital Fund

To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Index. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

WisdomTree Equity Premium Income Digital Fund and WisdomTree Private Credit and Alternative Income Digital Fund

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in securities of the same industry to approximately the same extent that the Index concentrates in the securities of a particular industry or group of industries.

Non-Fundamental Policies. The investment policies set forth below are not fundamental and may be changed without shareholder approval. Prior to any change in a Fund’s 80% policy, the Fund will provide shareholders with 60 days’ notice.

Each Fixed Income Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities of its underlying Index, and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities. A Fixed Income Fund’s investment in derivatives, if any, will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

The Treasury Money Market Digital Fund has adopted a non-fundamental policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets in Treasury securities, repurchase agreements collateralized by Treasury securities, and shares of registered Treasury money market funds.

The Private Credit and Alternative Income Digital Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in constituents of the Index and/or investments that have economic characteristics that are substantially similar to the economic characteristics of such constituents. The Fund’s investment in derivatives, if any, will be included in its net assets when determining whether the Fund satisfies the 80% test described above and the Fund values those derivatives at market value.

The Equity Premium Income Digital Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in investments that seek to provide the Fund with premium income related to selling derivative contracts on equity securities or equity indexes or will invest in other instruments that provide similar economic characteristics.

If, subsequent to an investment, the 80% investment policy is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

If a Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund's securities that constitute more than 5% of the Fund's total assets, in the aggregate, might exceed 25% of the Fund's total assets. In these circumstances, the Adviser or applicable Sub-Adviser might determine that it is in the best interests of a Fund's shareholders not to reduce one or more of the Fund's holdings in securities that constitute more than 5% of the Fund's total assets. If the Adviser or applicable Sub-Adviser makes such a determination, a Fund's holdings in such securities would continue to exceed 25% of the Fund's total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund's total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of a Fund's assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund's total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Adviser, Sub-Adviser, Distributor (as defined below) and Administrator (as defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Sub-Adviser are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

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The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Adviser presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board periodically with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew any Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Funds’ internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information related to a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. Set forth below are the names, birth years, positions with the Trust, term of office, number of portfolios overseen, and principal occupations and other directorships held during the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Amended and Restated Declaration of Trust. There is no stated term of office for the Trustees. Nevertheless, pursuant to the Board’s retirement policy, each Trustee who is not an “interested person” as defined in the 1940 Act (i.e., “Independent Trustees”), must retire from, and cease to be a member of, the Board of Trustees at the end of the calendar year in which the Independent Trustee first attains the age of seventy-seven years; provided, however, that an Independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-seven years (each calendar year, a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term, a majority of the Board’s other Independent Trustees approves excepting the Independent Trustee from the general retirement policy set out above. An Independent Trustee may serve a maximum of three Waiver Terms. The address of each Trustee and Officer is c/o WisdomTree Digital Management, Inc., 250 West 34th Street, 3rd Floor, New York, New York 10119.

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The Chairman of the Board, Joseph Keenan, is not an interested person of the Funds as that term is defined in the 1940 Act. The Board is composed of a super-majority (75%) of Independent Trustees. There is an Audit Committee and Governance and Nominating Committee of the Board, each of which is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Committee chair for each is responsible for running the Committee meetings, formulating agendas for those meetings, and coordinating with management to serve as a liaison between the Committee members and management on matters within the scope of the responsibilities of the Committee as set forth in its Board-approved charter. The Funds have determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees of the Funds constitute a super-majority of the Board, the assets under management of the Funds, the number of Funds overseen by the Board, the total number of Trustees on the Board, and the fact that an Independent Trustee serves as Chairman of the Board.

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee

Trustees Who Are Interested Persons of the Trust

Stuart Bell (1983)	Trustee, 2022 – present; President, 2022-present	Chief Operating Officer of WisdomTree Digital Management since 2022; Chief Operating Officer of WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	15	Director, WisdomTree Digital++ and WisdomTree Asset Management, Inc.

Trustees Who Are Not Interested Persons of the Trust

Joseph Keenan (1962)	Trustee, 2022-present; Chairman of the Board, 2022-present.	Founder and Sole Proprietor of Target Consulting LLC (asset management consultant) since 2019; Senior Vice President of SS&C Technologies (fund administrator, accounting agent and transfer agent) from 2019 to 2020; Managing Director, Global Head of Sales and Relationship Management – Asset Managers and Sovereigns of BNY Mellon (custodial bank, fund administrator and accounting agent) from 2015 to 2018.	15	Trustee, ALPS ETF Trust , Man ETF Series Trust

Mary Moran Zeven* (1961)	Trustee, 2022-present	Director of the Graduate Tax Program, Boston University School of Law, 2022; Director of the Graduate Program in Banking and Financial Law, Boston University School of Law, 2019 to 2022; Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company (custodial bank, fund administrator and accounting agent) from 2000 to 2019.	15	Independent Trustee, Beacon Pointe Multi-Alternative Fund (2023-Present), Booster Income Opportunities Fund (2024-Present), 83 Investment Group Income Fund (2024-Present), Sardis Credit Opportunities Fund (2025-Present), IDA Private Access Fund (2025-Present), 599 Fund, LLC (2025-Present), M Funds, Inc. (2019-2026).

Nicholas Fusco** (1983)	Trustee, 2022-present	Managing Director, Head of Private Market Data at MSCI, Inc.± since 2026; Founder and CEO of PM Insights (formerly known as ApeVue) from 2021 to 2026; Chief Revenue Officer of Semantic Evolution (financial technology, artificial intelligence and data extraction provider) from 2019 to 2021.	15	None

Stuart Bell*** (1983)	President, 2022- present; Trustee, 2022-present	Chief Operating Officer, WisdomTree Digital Management since 2022; Chief Operating Officer, WisdomTree Asset Management, Inc. since 2018; Director of International Business of WisdomTree Asset Management, Inc. from 2016 to 2018.	15	See Interested Trustee Table Above.

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Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer+	Other Directorships Held by Trustee

William Peck*** (1990)	Vice President, 2022-present	Head of Digital Assets, WisdomTree Digital++, since 2021; Head of Strategy and Emerging Technology, WisdomTree Asset Management, Inc., from 2014 to 2021.	15	Not Applicable

Ryan Louvar*** (1972)	Chief Legal Officer and Secretary, 2022-present	Chief Legal Officer and Head of Business and Legal Affairs, WisdomTree Digital++, since 2021; General Counsel, WisdomTree Asset Management, Inc., 2013 to 2021.	15	Not Applicable

Terry Jane Feld*** (1960)	Chief Compliance Officer, 2022-present	Chief Compliance Officer, WisdomTree Digital Management since 2022 and WisdomTree Asset Management, Inc. since 2012; Head of Compliance, WisdomTree Asset Management since 2012.	15	Not Applicable

Shilpa Raina *** (1981)	AML Compliance Officer, 2025-present	Chief Compliance Officer, WisdomTree Digital++ since 2024; Deputy Chief Compliance Officer, Anchorage Digital from 2023-2024; Vice President Global Financial Crimes at Morgan Stanley from 2020 to 2023; Director, E*TRADE Anti-Money Laundering 2011 to 2020.	15	Not Applicable

David Castano*** (1971)	Treasurer, 2022-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	15	Not Applicable

Clint Martin*** (1977)	Assistant Treasurer, 2022-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc. since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	15	Not Applicable

Joshua Mayo*** (1989)	Assistant Secretary, 2022-present	Senior Counsel, Digital Assets, WisdomTree Digital++, since 2023 (previously Counsel from 2022-2023); Associate Counsel (Corporate & Commercial), Axogen, Inc., 2021 to 2022; Corporate Attorney (Legal Specialist – U.S. Regulatory), PIMCO, 2018 to 2021; Corporate Attorney (Legal and Compliance), Artivest, Inc., 2017 to 2018.	15	Not Applicable

_________________

* Chair of the Governance and Nominating Committee

** Chair of the Audit Committee

*** Elected by, and serves at the pleasure of, the Board.

+ As of the date of this SAI.

++ WisdomTree Digital refers to the separate division within WisdomTree and its affiliates commencing in 2021 and includes the separate advisory subsidiary, WisdomTree Digital Management, commencing in 2022.

± Mr. Fusco joined MSCI, Inc. in April 2026 following MSCI, Inc.’s acquisition of PM Insights (ApeVue, Inc.), a company previously owned by Mr. Fusco. A pre-existing relationship exists between an affiliate under common control with the Funds’ investment adviser and MSCI, Inc., whereby such affiliate purchases less than $1 million of index and benchmarking data annually, which amount is considered immaterial to MSCI, Inc.

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Trustees Who Are Not Interested Persons of the Trust

Audit Committee. Messrs. Fusco and Keenan and Ms. Moran Zeven, each an Independent Trustee, are members of the Board’s Audit Committee. The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Trust management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) oversee the accounting and financial reporting processes of the Trust and to receive reports regarding the Trust’s internal control over financial reporting; (ii) oversee the quality and integrity of the Funds’ financial statements and the independent audits thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and independent audits; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent auditors and the full Board. The Independent Trustees’ independent legal counsel assists the Audit Committee in connection with these duties. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended June 30, 2025, the Audit committee held five meetings.

Governance and Nominating Committee. Ms. Moran Zeven and Messrs. Keenan and Fusco, each an Independent Trustee, are members of the Board’s Governance and Nominating Committee. The principal responsibilities of the Governance and Nominating Committee are to (i) provide assistance to the Board in fulfilling its responsibility with respect to the oversight of appropriate and effective governance of the Trust; (ii) identify individuals qualified to serve as Independent Trustees of the Trust and to recommend its nominees for consideration by the full Board; and (iii) provide assistance to the Board in fulfilling its responsibilities under Section 15 of the 1940 Act. While the Governance and Nominating Committee is solely responsible for the selection and nomination of the Trust’s Independent Trustees, the Governance and Nominating Committee may consider nominations for the office of Trustee made by Trust shareholders as it deems appropriate. The Governance and Nominating Committee considers nominees recommended by shareholders if such nominees are submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees. Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance and Nominating Committee. During the fiscal year ended June 30, 2025, the Governance and Nominating Committee held four meetings.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees is qualified to serve on the Board because of his or her ability to review and understand information about the Trust and the Funds provided by management, to identify and request other information he or she may deem relevant to the performance of the Trustees’ duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees is qualified to serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Keenan is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, investment products and new financial technologies. His experience includes global fund services and operations, global fund relationship management, evolving financial products and financial technologies and financial services business development.

The Board has concluded that Ms. Moran Zeven is qualified to serve as Trustee of the Trust because of the experience she has gained in the financial services and legal industries. Her experience includes global fund services and operations, with a particular focus on related legal matters, as well as overseeing a graduate program in banking and financial law at a major university focused on the evolving global financial industry and application of laws related thereto.

The Board has concluded that Mr. Fusco is qualified to serve as Trustee of the Trust because of the experience he has gained with respect to the financial services industry, financial pricing data and new financial technologies. His experience includes complex financial product and data analysis, complex pricing data and services, and financial services data extraction and artificial intelligence technology.

The Board has concluded that Mr. Bell is qualified to serve as Trustee of the Trust because of the experience he has gained as Chief Operating Officer of WisdomTree Asset Management, Inc. and the Adviser, the experience he has gained serving as Director of International Business for WisdomTree Asset Management, Inc., and his knowledge of and experience in the financial services industry.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust collectively own less than 1% of the outstanding shares of the Trust.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Stuart Bell	–	–	–
Independent Trustees
Joseph Keenan	WisdomTree Floating Rate Treasury Digital Fund	$0 - $10,000	$0 - $10,000
Mary Moran Zeven	–	–	–
Nicholas Fusco	WisdomTree Technology & Innovation 100 Digital Fund	$10,001 - $50,000	$10,001 - $50,000

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Board Compensation. Prior to March 20, 2025, the Independent Trustees received an annual fee of $50,000, with the Board Chair receiving an additional fee of $20,000 and each Committee Chair receiving an additional fee of $10,000 per annum, payable in quarterly increments at each quarterly meeting. An Interested Trustee is not compensated by the Trust. Effective March 20, 2025, the Independent Trustees received an annual fee of $80,000, with the Board Chair receiving an additional fee of $20,000 and each Committee Chair receiving an additional fee of $15,000 per annum, payable in quarterly increments at each quarterly meeting. An Interested Trustee is not compensated by the Trust. The Trustees do not accrue pension or retirement benefits as part of the Trust’s expenses, and Trustees do not receive annual benefits upon retirement.

Control Persons and Principal Holders of Securities.

As of December 1, 2025, the following persons or entities owned, of record or beneficially, 5% or more of the outstanding shares of a Fund is set forth in the table below.  In addition, certain officers, employees, accounts or affiliates of WisdomTree Digital Management, Inc., (such as WisdomTree and/or WisdomTree Digital Movement, Inc., 250 West 34th Street, 3rd Floor, New York, NY) or third parties, may from time to time own a substantial amount of a Fund’s shares, including as an initial or seed investor.

Name of Fund	Held By	% of Fund
WisdomTree Floating Rate Treasury Digital Fund	WisdomTree, Inc. 250 West 34th Street, 3rd Floor | New York, NY 10119	57.88%
	Anthony Bossone 250 West 34th Street, 3rd Floor | New York, NY 10119	14.36%
	Jason Guthrie 250 West 34th Street, 3rd Floor | New York, NY 10119	7.87%
WisdomTree Short-Term Treasury Digital Fund	WisdomTree, Inc.	97.63%
WisdomTree 3-7 Year Treasury Digital Fund	WisdomTree, Inc.	99.39%
WisdomTree 7-10 Year Treasury Digital Fund	WisdomTree, Inc.	98.75%
WisdomTree Long-Term Treasury Digital Fund	WisdomTree, Inc.	99.80%
WisdomTree TIPS Digital Fund	WisdomTree, Inc.	98.78%
WisdomTree Short-Duration Income Digital Fund	WisdomTree, Inc.	90.03%
	Anthony Bossone	8.70%
WisdomTree 500 Digital Fund	Stellar Foundation 475 Brannan Street | San Francisco, CA 94107	70.89%
	WisdomTree, Inc.	27.70%
WisdomTree Technology and Innovation 100 Digital Fund	WisdomTree, Inc.	90.38%
	Shamla Naidoo 250 West 34th Street, 3rd Floor | New York, NY 10119	5.04%
WisdomTree Siegel Global Equity Digital Fund	Jeremy Schwartz 250 West 34th Street, 3rd Floor | New York, NY 10119	52.41%
	WisdomTree, Inc.	15. 83%
	Jeremy Siegel 250 West 34th Street, 3rd Floor | New York, NY 10119	8.17%
	Anthony Bossone	6.58%
WisdomTree Siegel Moderate Digital Fund	WisdomTree, Inc.	48.35%
	Anthony Bossone	21.28%
	Natalya Ziganshina 250 West 34th Street, 3rd Floor | New York, NY 10119	17.79%
	Bryan Edmiston 250 West 34th Street, 3rd Floor | New York, NY 10119	6.89%
WisdomTree Siegel Longevity Digital Fund	WisdomTree, Inc.	50.31%
	Anthony Bossone	21.91%
	Natalya Ziganshina	9.05%
	Bryan Edmiston	7.58%
WisdomTree Treasury Money Market Digital Fund (formerly, the WisdomTree Government Money Market Digital Fund)	The Bank of New York Mellon 240 Greenwich Street | New York, NY 10286	42.15%
	Ondo Finance 500 W Putnam Avenue | Greenwich, CT 06830	28.61%
	WisdomTree, Inc.	18.75%
WisdomTree Private Credit and Alternative Income Digital Fund	WisdomTree, Inc.	58.89%
	Anthony Bossone	24.38%
	OpenTrade SPC 3119 9 Forum Lane| Grand Cayman, KY1-9006 | Cayman Islands	7.24%
	Natalya Ziganshina	6.21%
WisdomTree Equity Premium Income Digital Fund	Jeremy Schwartz	52.41%
	WisdomTree, Inc.	15.83%
	Jeremy Siegel	8.17%
	Anthony Bossone	6.58%

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Persons or entities who beneficially own more than 25% of a Fund may be deemed to control the Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

Investment Adviser.

WisdomTree Digital Management, Inc. (“WisdomTree Digital Management” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Investment Advisory Agreement”). The Adviser is a Delaware corporation registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has offices located at 250 West 34th Street, 3rd Floor, New York, New York 10119.

Under the Investment Advisory Agreement, the Adviser is responsible for the overall management and administration of the Trust. The Adviser provides an investment program for each Fund. The Adviser also provides oversight of the Sub-Advisers, monitoring of the Sub-Advisers’ buying and selling of securities for the Fund, and review of the Sub-Advisers’ performance. In addition, the Adviser arranges for, and oversees, sub-advisory, transfer agency, custody, fund administration, securities lending (when implemented), and all other non-distribution-related services necessary for the Funds to operate. The Adviser furnishes to the Trust all office facilities, equipment, services and executive and administrative personnel necessary for managing the investment program of the Trust for each Fund, including:

•	Overseeing the Trust’s insurance program;
•	Overseeing and coordinating all governance matters for the Trust;
•	Coordinating meetings of the Board of Trustees;
•	Coordinating with outside counsel on all Trust related legal matters;
•	Coordinating the preparation of the Trust’s financial statements;
•	Coordinating all regulatory filings and shareholder reporting;
•	Overseeing each Fund’s tax status and tax filings;
•	Providing the Trust with records concerning the activities that the Trust is required to maintain; and
•	Rendering applicable reports to the Trust's officers and Board of Trustees.

The Adviser’s experience is limited to managing the Funds and the Adviser has limited experience in blockchain technology.

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The Trust pays the Adviser a management fee, based on a percentage of each Fund’s average daily net assets, indicated below.

Fund	Management Fee Rate
WisdomTree Floating Rate Treasury Digital Fund	0.05%
WisdomTree Short-Term Treasury Digital Fund	0.05%
WisdomTree 3-7 Year Treasury Digital Fund	0.05%
WisdomTree 7-10 Year Treasury Digital Fund	0.05%
WisdomTree Long-Term Treasury Digital Fund	0.05%
WisdomTree TIPS Digital Fund	0.05%
WisdomTree Short-Duration Income Digital Fund	0.15%
WisdomTree 500 Digital Fund	0.05%
WisdomTree Technology & Innovation 100 Digital Fund	0.10%
WisdomTree Siegel Global Equity Digital Fund	0.15%
WisdomTree Siegel Moderate Digital Fund	0.15%
WisdomTree Siegel Longevity Digital Fund	0.15%
WisdomTree Equity Premium Income Digital Fund	0.44%
WisdomTree Private Credit and Alternative Income Digital Fund	0.50%
WisdomTree Treasury Money Market Digital Fund (formerly, the WisdomTree Government Money Market Digital Fund)	0.25%

With regards to the management fee under the Investment Advisory Agreement for each Fund, the Adviser provides investment advisory services and pays each Fund’s operating expenses, with certain exceptions, in return for a “unitary fee.”

For the fiscal year ended June 30, 2025, the Adviser received the following fees:

		For the Fiscal Year Ended June 30, 2025			For the Fiscal Year Ended June 30, 2024
Fund Name	Commencement of Operations	Gross Advisory Fee	Advisory Fee Waived	Net Advisory Fee	Gross Advisory Fee	Advisory Fee Waived	Net Advisory Fee
WisdomTree Floating Rate Treasury Digital Fund	1/19/2023	$845	–	$845	$648	–	$648
WisdomTree Short-Term Treasury Digital Fund	12/14/2022	$505	–	$505	$513	–	$513
WisdomTree 3-7 Year Treasury Digital Fund	1/19/2023	$492	–	$492	$485	–	$485
WisdomTree 7-10 Year Treasury Digital Fund	1/19/2023	$475	–	$475	$470	–	$470
WisdomTree Long-Term Treasury Digital Fund	1/19/2023	$422	–	$422	$431	–	$431
WisdomTree TIPS Digital Fund	1/19/2023	$483	–	$483	$479	–	$479
WisdomTree Short-Duration Income Digital Fund	1/19/2023	$1,544	–	$1,544	$1,505	–	$1,505
WisdomTree 500 Digital Fund	1/19/2023	$2,253	–	$2,253	$1,550	–	$1,550
WisdomTree Technology & Innovation 100 Digital Fund	1/19/2023	$3,952	–	$3,952	$3,004	–	$3,004
WisdomTree Siegel Global Equity Digital Fund	12/6/2023	$710	–	$710	$264	–	$264
WisdomTree Siegel Moderate Digital Fund	12/6/2023	$262	–	$262	$101	–	$101
WisdomTree Siegel Longevity Digital Fund	12/6/2023	$268	–	$268	$117	–	$117
WisdomTree Equity Premium Income Digital Fund[1]	N/A	N/A	–	N/A	N/A	–	N/A
WisdomTree Private Credit and Alternative Income Digital Fund[2]	9/10/2025	N/A	–	N/A	N/A	–	N/A
WisdomTree Treasury Money Market Digital Fund (formerly, the WisdomTree Government Money Market Digital Fund)	11/7/2023	$172,516	–	$172,516	$7,473	–	$7,473

1 The Fund has not yet commenced operations as of the date of this SAI, and, therefore, did not pay any management fees to the Adviser for the fiscal years ended June 30, 2024 or June 30, 2025.

2 The Fund commenced operations on September 10, 2025 and, therefore, did not pay any management fees to the Adviser for the fiscal years ended June 30, 2024 or June 30, 2025.

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The Adviser, from its own resources, including profits from management fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of any Fund fail to approve the Investment Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement with respect to any Fund is terminable without any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Additional Arrangements with WisdomTree Digital Management

Pursuant to a separate contractual arrangement, WisdomTree Digital Management (i) educates, or facilitates education, regarding the blockchain-enabled aspects of the Funds’ shares, makes periodic reports to the Board with respect thereto and pays (either directly or through third parties, which may include affiliates) all applicable blockchain network fees on behalf of the Funds, and (ii) arranges for the provision of chief compliance officer (“CCO”) services with respect to the Funds, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. As compensation for providing such services, each Fund shall pay an annual fee to WisdomTree of 0.00% of its average daily net assets (the “Services Fee”). Such Services Fee may be increased upon approval by a majority of the Board and, if such approval is provided, only after at least sixty (60) days’ prior notice of such approved fee shall have been provided to each Fund’s shareholders. The initial term of such contractual arrangement is one (1) year, which will automatically renew from year to year provided such continuance is approved by a majority of the Board. Either party may choose to not renew by providing written notice to the other at least thirty (30) days prior to the next renewal period.

Shareholder Servicing Arrangements. WisdomTree Digital Management or its affiliates may enter into written shareholder servicing agreements or similar arrangements with financial intermediaries pursuant to which such intermediaries provide shareholder servicing, sub-accounting, recordkeeping, and related administrative services to investors who hold shares of a Fund through the financial intermediary on an omnibus basis. WisdomTree Digital Management or its affiliates, out of its own resources, may pay fees to such financial intermediaries for these services. Such payments are intended to compensate the financial intermediary for provision of these shareholder services.

Sub-Advisers.

Voya Investment Management Co. LLC. Voya Investment Management Co. LLC (“Voya IM”) serves as sub-adviser to, and is responsible for, the day-to-day management of the Fixed Income Funds. Voya IM, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 200 Park Avenue, New York, New York 10166. Voya IM manages each Fixed Income Fund portfolio investments and places orders to buy and sell each such Fund’s portfolio investments. The Adviser pays Voya IM for providing sub-advisory services to the Fixed Income Funds.

Voya IM believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Voya IM from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Fixed Income Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve a Fund’s Sub-Advisory Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer available for purchase. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

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Portfolio Managers.

Voya IM utilizes a team of investment professionals acting together to manage the Fixed Income Funds’ assets. Each Fund is managed by Voya IM’s Fixed Income Team. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the Fund’s portfolio as it deems appropriate in the pursuit of the Fund’s investment objective. The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of each Fixed Income Fund’s portfolio are Brian Timberlake, CFA, PhD, Andrew Higley, CFA, and Anuranjan Sharma. As of June 30, 2025, the Fixed Income Team was primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Brian Timberlake	5	$3.1 billion	2	$40 thousand	4	$866 million
Andrew Higley	0	$0	0	$0	0	$0
Anuranjan Sharma	1	$209 million	0	$0	0	$0

The WisdomTree Treasury Money Market Digital Fund is managed by Voya IM’s Money Market Portfolio Management team. David S. Yealy is primarily responsible for the day-to-day management of the Fund’s portfolio. As of June 30, 2025 David Yealy was primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David S. Yealy	3	$2.6 billion	0	$0	0	$0

Portfolio Manager Fund Ownership. As of September 30, 2025, none of the portfolio managers owned shares of the WisdomTree Fixed Income Funds.

Portfolio Manager Compensation.

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of Voya IM’s parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Voya IM realizes that the success of its firm is largely dependent on its ability to attract and retain key investment professionals. The firm’s compensation philosophy is to align compensation closely with performance and to leverage the variable side of the compensation equation. Annually, the firm participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain competitive.

Key investment professionals such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in the firm’s long-term compensation program. Portfolio managers of private funds may be eligible for carried interest allocations.

Bonus Program. Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya Financial Inc. stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual portfolio management team scorecards.

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Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific portfolio management team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Long-term Compensation - Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators, and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan.

Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya IM restricted stock, and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Mellon Investments Corporation. Mellon Investments Corporation (“Mellon”) serves as sub-adviser to, and is responsible for the day-to-day management of the Equity Funds, Private Credit and Alternative Income Digital Fund, and the Asset Allocation Funds (collectively, the “Mellon Managed Funds”). Mellon, a registered investment adviser, manages global quantitative-based investment strategies for institutional and private investors. Its principal office is located at 500 Ross Street, Pittsburgh, Pennsylvania 15258. Mellon manages each Mellon Managed Fund’s portfolio investments and places orders to buy and sell such Funds’ portfolio investments. WisdomTree Digital Management pays Mellon for providing sub-advisory services to each Fund.

Mellon believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent Mellon from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The Sub-Advisory Agreement, with respect to the Mellon Managed Funds, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve the Fund’s Sub-Advisory Agreement, WisdomTree Digital Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by WisdomTree Digital Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Funds in the event its shares are no longer available for purchase. The Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers.

Mellon utilizes a team of investment professionals acting together to manage the Mellon Managed Fund’s assets. The Mellon Managed Funds are managed by Mellon’s Equity Index Strategies Team. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in each Fund’s portfolio as it deems appropriate in the pursuit of each Fund’s investment objective.

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The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio are Marlene Walker-Smith, David France, Todd Frysinger, Vlasta Sheremeta and Michael Stoll. As of September 30, 2025, the portfolio managers were primarily responsible for the day-to-day management of the following accounts, none of which have a performance-based fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Marlene Walker-Smith	143	$177.7 billion	147	$145.2 billion	155	$158.4 billion
David France	128	$153.8 billion	114	$121.1 billion	134	$125.5 billion
Todd Frysinger	128	$153.8 billion	114	$121.1 billion	134	$125.5 billion
Vlasta Sheremeta	128	$153.8 billion	114	$121.1 billion	134	$125.5 billion
Michael Stoll	128	$153.8 billion	114	$121.1 billion	134	$125.5 billion

Portfolio Manager Fund Ownership. As of September 30, 2025, none of the portfolio managers owned shares of the Equity Funds.

Portfolio Manager Compensation.

Mellon’s rewards program is designed to be market-competitive and align its compensation with the goals of its clients. Its incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the Mellon’s overall performance, the team’s performance, as well as individual performance. Awards are paid in cash on an annual basis; however, some senior individuals may receive a portion of their annual incentive award in deferred vehicles. The following factors encompass Mellon’s investment professional rewards program:

•	Base salary
•	Annual cash incentive
•	Long-Term Incentive Plan (applicable only to select senior individuals)
•	BNY restricted stock units

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Newton Investment Management North America, LLC. Newton Investment Management North America, LLC (“NIMNA”) serves as sub-adviser to, and is responsible for the day-to-day management of, the Equity Premium Income Digital Fund pursuant to an investment sub-advisory agreement between WisdomTree Digital Management and NIMNA (the “NIMNA Sub-Advisory Agreement”). NIMNA is an indirect subsidiary of BNY Mellon, a banking and financial services company. NIMNA chooses the portfolio investments of the Equity Premium Income Digital Fund and places orders to buy and sell the portfolio investments. WisdomTree Digital Management pays NIMNA for providing sub-advisory services to the Equity Premium Income Digital Fund.

NIMNA believes that it may perform sub-advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent NIMNA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms.

The NIMNA Sub-Advisory Agreement, with respect to the Equity Premium Income Digital Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Equity Premium Income Digital Fund, provided that in either event such continuance is also approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Equity Premium Income Digital Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of the Equity Premium Income Digital Fund fail to approve the NIMNA Sub-Advisory Agreement, WisdomTree Digital Management may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The NIMNA Sub-Advisory Agreement is terminable without any penalty, by vote of the Board of or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Equity Premium Income Digital Fund, or by WisdomTree Digital Management, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for the Equity Premium Income Digital Fund in the event its shares are no longer available for purchase. The NIMNA Sub-Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

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Portfolio Managers.

The individual members of the investment team who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolios are James Stavena and Torrey Zaches. As of August 31, 2025, the portfolio managers were primarily responsible for the day-to-day management of the following accounts:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
James Stavena*	5	$400 million	16	$2.5 billion	29	$8.6 billion
Torrey Zaches**	4	$400 million	0	0	1	$600 million

* Mr. Stavena manages two accounts that are subject to a performance-based management fee. The accounts had a total of $382 million in assets under management as of August 31, 2025.

** Mr. Zaches does not manage any accounts that are subject to a performance-based management fee.

Portfolio Manager Fund Ownership. As of September 30, 2025, none of the portfolio managers owned shares of the Fund.

Portfolio Manager compensation.

NIMNA employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.

Discretionary deferred incentive arrangements can include a mix of a long-term incentive plan (LTIP), which has NIMNA real equity, and awards made under a deferred cash plan linked to the performance of a basket of NIMNA-managed portfolios (pooled vehicles). This approach aligns NIMNA closely with clients and provides employees with an appropriately balance discretionary incentive arrangement. Most discretionary incentive-eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of NIMNA-managed portfolios (pooled vehicles), with members of the executive team receiving a portion of their incentive award in the NIMNA real equity plan and a portion in the deferred cash plan linked to the performance of a basket of NIMNA-managed portfolios (pooled vehicles).

For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the NIMNA-wide basket of portfolios, providing a tangible and direct link between compensation and the performance of the fund they are responsible for.

For awards made under the NIMNA equity plan the value of NIMNA equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the NIMNA business. The class of shares, which the participants hold, is non-voting and non-dividend-bearing and the parent company (holding dividend-bearing NIMNA shares with voting rights) retains 100% control of NIMNA.

It is intended that discretionary incentive awards will be made annually with deferred elements having a three-year vesting period. For the NIMNA equity awards, the vesting period will be followed by a minimum further six-month and one-day holding period.

Description of Material Conflicts of Interest – Voya IM.

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fixed Income Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fixed Income Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

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A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fixed Income Funds.

Description of Material Conflicts of Interest – Mellon.

The Adviser will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. The Adviser’s compliance policies are designed to ensure that all client accounts are treated equitably over time.

Description of Material Conflicts of Interest – NIMNA.

The Adviser will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. The Adviser’s compliance policies are designed to ensure that all client accounts are treated equitably over time.

It is the policy of NIMNA to make business decisions free from conflicting outside influences. NIMNA’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. NIMNA’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of BNY Mellon, potential conflicts may also arise between NIMNA and other BNY Mellon companies.

NIMNA will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, it has adopted a Code of Ethics and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. NIMNA’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, it has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of NIMNA’s Form ADV.

NIMNA manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for it. For example, NIMNA or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple NIMNA and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of NIMNA’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, NIMNA may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be NIMNA client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

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NIMNA has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, NIMNA has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. NIMNA also has developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming NIMNA’s adherence to such policies and procedures.

All Funds

Performance Fees. The Portfolio Managers have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or the applicable investment management agreement.

Side-by-Side Management. “Side-by-side management” refers to a Portfolio Manager’s simultaneous management of multiple types of client accounts/investment products. For example, the Portfolio Managers manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. The Portfolio Managers’ clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for the Portfolio Managers. Below is a discussion of the conflicts that the Portfolio Managers face when engaging in side-by-side management and how they deal with them. Note that certain of the Sub-Adviser’s employees may also serve as officers or employees of one or more the Sub-Adviser’s affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When the Portfolio Managers concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that Portfolio Managers manage their accounts consistent with applicable laws, and they follow procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being materially favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts. In limited circumstances, Portfolio Managers may provide to a third party for which they provide non-discretionary advisory services the same model portfolio used to manage certain of the Portfolio Managers’ clients’ accounts. In those cases where Portfolio Managers are implementing the model results for only a portion of the assets affected (for example, only the assets over which Portfolio Managers have discretionary management authority) and therefore, they cannot apply their internal trade allocation procedures, Portfolio Managers will (i) use reasonable efforts to agree on procedures with such non- discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management. Portfolio Managers manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. Portfolio Managers have a financial incentive to favor accounts with performance-based fees because they (and the Sub-Adviser’s employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, Portfolio Managers have an incentive to direct their best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. Portfolio Managers also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies. Portfolio Managers manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. Portfolio Managers also may face conflicts of interest when they have uncovered option strategies and significant positions in illiquid investments in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts. Portfolio Managers perform investment advisory services for various clients. Portfolio Managers may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. Portfolio Managers have no obligation to purchase or sell for a client any security or other property which they purchase or sell for their own account or for the account of any other client, if they believe it is undesirable or impractical to take such action. Portfolio Managers may give advice or take action in the performance of their duties with respect to any of their clients which may differ from the advice given, or the timing or nature of action taken, by their affiliates on behalf of their clients.

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Conflicts of Interest Relating to Investment in Affiliated Accounts. To the extent permissible under applicable law, the Portfolio Managers may decide to invest some or all of their temporary investments in money market or similar accounts advised or managed by a Sub-Adviser affiliate. In addition, the Portfolio Managers may invest client accounts in affiliated pooled vehicles. The portfolio managers have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for themselves or their affiliates. In certain instances, Portfolio Managers may enter into revenue sharing arrangements with affiliates where they may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. Portfolio Managers may also enter into wholesale arrangements with affiliates where they receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles. The Portfolio Manager’s clients may give them discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles they manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit the Portfolio Manager’s discretion to allocate to a percentage range of the value of a client’s account. When a client grants Portfolio Managers that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. The Portfolio Managers may, for example, have an incentive to maintain a larger percentage of a client’s assets in a Fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, they will have information that investors will not have about the investments held by a Fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts”. The Portfolio Managers, and the Sub-Advisers’ existing and future employees may from time to time invest in products managed by the Sub-Adviser and they or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Sub-Adviser, or its employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. Portfolio Managers have an incentive to favor these Proprietary Accounts by directing their best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. Portfolio Managers also have an incentive to dedicate more time and attention to their Proprietary Accounts and to give them better execution and brokerage commissions than their other client accounts. The Portfolio Managers also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations. A majority of the Sub-Adviser’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Sub-Adviser is involved in the determination of the valuation of an investment. In such circumstances, the Sub-Adviser requires, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, the Sub-Adviser then looks to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Sub-Adviser has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest. As noted previously, Portfolio Managers manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for the Portfolio Managers. For example, Portfolio Managers may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Sub-Adviser and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of the Portfolio Manager’s client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, Portfolio Managers may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Sub-Adviser’s client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest. Portfolio Managers have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Sub-Adviser has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. The Sub-Adviser has also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Sub-Adviser’s adherence to such policies and procedures.

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Codes of Ethics. The Trust, the Adviser and the Sub-Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Administrator and Custodian. The Bank of New York (“BNY”) serves as administrator and custodian for the Funds. BNY’s principal address is 240 Greenwich Street, New York, New York 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY provides certain administrative, legal, tax, and financial reporting services for the maintenance and operations of the Trust and each Fund. Under the Custody and Foreign Custody Manager Agreements between the Trust and BNY, respectively, BNY serves as custodian of assets of the Trust, including securities which the Trust, on behalf of each Fund, desires to be held in places within the United States and securities it desires to be held outside the United States, and provides accounting and other services. BNY is required, upon the order of the Trust, to deliver securities held by BNY and to make payments for securities purchased by the Trust and for the Funds. With respect to the foregoing agreements, the Trust has agreed to limitation of liability for BNY and/or to indemnify BNY for certain liabilities.

Transfer Agent. WisdomTree Transfers, Inc. (“WisdomTree Transfers”) serves as Transfer Agent for the Trust and its principal address is 250 West 34th Street, 3rd Floor, New York, NY 10119. WisdomTree Transfers has entered into a Transfer Agency and Service Agreement with the Trust, under which it acts as transfer agent for the authorized and issued shares of beneficial interest for the Funds and as dividend disbursing agent of the Trust. WisdomTree Transfers maintains the official record of share ownership with a blockchain integrated record-keeping system on one or more blockchains. The Transfer Agent’s experience is limited to the Funds and the Transfer Agent has limited experience in blockchain technology. As compensation for the foregoing services, WisdomTree Transfers receives certain out-of-pocket costs and account fees.

In connection with Intermediary Arrangements (as defined below), WT Transfers records the relevant financial intermediary as the shareholder of record in a Fund’s official register with respect to shares held in an Omnibus Account (as defined below). WT Transfers reconciles the Omnibus Account balance with the blockchain record on each business day. In the event of a conflict between the blockchain record and WT Transfers’ official records with respect to an Omnibus Account, WT Transfers’ records shall be determinative.

Securities Lending Activities. To the extent a lending agent (“Lending Agent”) is engaged, such lending agent will be responsible for the implementation and administration of the securities lending program pursuant to a Securities Lending Authorization Agreement (“Securities Lending Agreement”). The Lending Agent would lend available securities with any person on its list of approved borrowers, including any affiliate thereof. Lending Agent would determine whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. Lending Agent would ensure that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to Lending Agent. Lending Agent would receive and hold, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. Lending Agent would mark loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 100% of the market value of the loaned securities. At the termination of the loan, Lending Agent would return the collateral to the borrower upon the return of the loaned securities to Lending Agent. Lending Agent would invest cash collateral in accordance with the Securities Lending Agreement. Lending Agent would maintain such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to each Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Lending Agent would perform compliance monitoring and testing of the securities lending program and, on a quarterly basis, make available to the Board a statement describing the outstanding loans and income made on such loans during the period.

The Funds have not engaged a Lending Agent and accordingly have not engaged in any lending activity as of the end of the most recent fiscal year and as such, such that it had no fees and/or compensation for securities lending activities and related services.

Distributor. WisdomTree Securities, Inc. (the “Distributor”) serves as Distributor for the Trust and its principal address is 250 West 34th Street, 3rd Floor, New York, New York 10119. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Funds. The Distribution Agreement will continue for two years from its effective date and is renewable annually.

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BROKERAGE TRANSACTIONS

The Sub-Advisers assume general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities. In selecting the brokers or dealers for any transaction in portfolio securities, the Sub-Advisers’ policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security; the price of the security; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Advisers based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as if they may be involved in large block trades, less liquid or foreign securities, broad distributions, or other circumstances. The Sub-Advisers do not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Brokerage Commissions

The table below sets forth the brokerage commissions paid by each Fund for the fiscal period ended June 30, 2025.

Fund Name	Commissions Paid for Fiscal Year Ended June 30, 2025	Commissions Paid for Fiscal Year Ended June 30, 2024
WisdomTree Short-Term Treasury Digital Fund	—	—
WisdomTree 500 Digital Fund	$264	$10
WisdomTree Technology and Innovation 100 Digital Fund	$29	$36
WisdomTree Floating Rate Treasury Digital Fund	—	—
WisdomTree 3-7 Year Treasury Digital Fund	—	—
WisdomTree 7-10 Year Treasury Digital Fund	—	—
WisdomTree Long-Term Treasury Digital Fund	—	—
WisdomTree TIPS Digital Fund	—	—
WisdomTree Short-Duration Income Digital Fund	—	$32
WisdomTree Siegel Global Equity Digital Fund	$25	$31
WisdomTree Siegel Longevity Digital Fund	$13	$16
WisdomTree Siegel Moderate Digital Fund	$9	$21
WisdomTree Equity Premium Income Digital Fund[1]	N/A	N/A
WisdomTree Private Credit and Alternative Income Digital Fund[2]	N/A	N/A
WisdomTree Treasury Money Market Digital Fund (formerly, the WisdomTree Government Money Market Digital Fund)	—	—

1 The Fund has not yet commenced operations as of the date of this SAI, and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2024 or June 30, 2025.

2 The Fund commenced operations on September 10, 2025 and, therefore, did not pay any brokerage commissions for the fiscal years ended June 30, 2024 or June 30, 2025.

Affiliated Brokers

During the fiscal period ended June 30, 2025, the Funds did not pay any commissions to any affiliated brokers.

Regular Broker-Dealers

The following table lists each Fund’s acquisitions of securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal period ended June 30, 2025, the name of each such broker or dealer and the value of each Fund’s aggregate holdings of the securities of each issuer as of June 30, 2025.

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Fund Name	Name of Broker or Dealer	Aggregate Value of Holdings as of June 30, 2025
WisdomTree Floating Rate Treasury Digital Fund	None	–
WisdomTree Short-Term Treasury Digital Fund	None	–
WisdomTree 3-7 Year Treasury Digital Fund	None	–
WisdomTree 7-10 Year Treasury Digital Fund	None	–
WisdomTree Long-Term Treasury Digital Fund	None	–
WisdomTree TIPS Digital Fund	None	–
WisdomTree Short-Duration Income Digital Fund	None	–
WisdomTree 500 Digital Fund	JPMorgan Chase & Co.	$200,328
	Bank of America Corp.	$89,955
	Morgan Stanley	$54,372
	Goldman Sachs Group, Inc.	$54,497
WisdomTree Technology & Innovation 100 Digital Fund	None	–
WisdomTree Siegel Global Equity Digital Fund	None	–
WisdomTree Siegel Moderate Digital Fund	None	–
WisdomTree Siegel Longevity Digital Fund	None	–
WisdomTree Equity Premium Income Digital Fund[1]	None	–
WisdomTree Private Credit and Alternative Income Digital Fund[2]	None	–
WisdomTree Treasury Money Market Digital Fund (formerly, the WisdomTree Government Money Market Digital Fund)	None	–

1 The Fund has not yet commenced operations as of the date of this SAI, and, therefore, did not acquire any securities of brokers or dealers during the fiscal year ended June 30, 2025.

2 The Fund commenced operations on September 10, 2025 and, therefore, did not acquire any securities of its regular brokers or dealers during the fiscal year ended June 30, 2025.

Portfolio Turnover

Portfolio turnover rates for each Fund are disclosed in each Fund’s Prospectus. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and may result in a substantial amount of distributions from a Fund to be taxed as ordinary income which may limit the tax efficiency of such Fund. The overall reasonableness of brokerage commissions is evaluated by each Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years or fiscal periods ended June 30, 2024 and June 30, 2025.

Fund Name	Portfolio Turnover Rate for Fiscal Year or Period Ended June 30, 2025	Portfolio Turnover Rate for Fiscal Year or Period Ended June 30, 2024
WisdomTree Short-Duration Income Digital Fund	4%	14%
WisdomTree 500 Digital Fund	3%	3%
WisdomTree Technology and Innovation 100 Digital Fund	17%	17%
WisdomTree 3-7 Year Treasury Digital Fund	164%	101%
WisdomTree 7-10 Year Treasury Digital Fund	127%	79%
WisdomTree Floating Rate Treasury Digital Fund	68%	78%
WisdomTree Long-Term Treasury Digital Fund	32%	6%
WisdomTree Short-Term Treasury Digital Fund	183%	256%
WisdomTree TIPS Digital Fund	5%	51%
WisdomTree Siegel Moderate Digital Fund	18%	66%
WisdomTree Siegel Global Equity Digital Fund	13%	26%
WisdomTree Siegel Longevity Digital Fund	33%	23%
WisdomTree Equity Premium Income Digital Fund[1]	N/A	N/A
WisdomTree Private Credit and Alternative Income Digital Fund[2]	N/A	N/A
WisdomTree Treasury Money Market Digital Fund (formerly, the WisdomTree Government Money Market Digital Fund)	N/A	N/A

1 The Fund has not yet commenced operations as of the date of this SAI, so it did not have any portfolio turnover for the fiscal years ended June 30, 2024 or June 30, 2025.

2 The Fund commenced operations on September 10, 2025 so it did not have any portfolio turnover for the fiscal years ended June 30, 2024 or June 30, 2025.

The Funds did not experience significant variation in their portfolio turnover rates over the most recent two fiscal years.

Unless otherwise specified above, increases or decreases in portfolio turnover rate are generally due to increases/decreases in transaction activity related to periodic portfolio rebalances or from increases/decreases in portfolio transaction volumes from purchases/redemptions of Fund shares.

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ADDITIONAL INFORMATION CONCERNING THE TRUST

Each share of a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Intermediary Arrangements and Omnibus Accounts. A Fund may make shares available to investors through financial intermediaries that have entered into written shareholder servicing or other similar agreements with WisdomTree Digital Management or its affiliates (“Intermediary Arrangements”). Under such Intermediary Arrangements, the financial intermediary is the shareholder of record with respect to aggregate shares held in an omnibus account (“Omnibus Account”), and WT Transfers maintains the official record of the financial intermediary’s aggregate share position. The financial intermediary maintains internal sub-accounting records reflecting the beneficial ownership interests of each of its underlying customers and is responsible for all customer-facing services, including trade confirmations, account statements, tax reporting, and dividend distribution to its customers. The financial intermediary is also responsible for transmitting shareholder communications and facilitating the exercise of any shareholder rights by its underlying customers.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Shareholders may make inquiries by writing to the Trust, c/o WisdomTree Digital Trust, 250 West 34th Street, 3rd Floor, New York, New York 10119.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as in effect as of the date of the filing of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state, and local tax laws.

Qualification as a Regulated Investment Company. Each Fund has elected or intends to elect to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income each year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs and other securities, with investments in such other securities limited with respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more or more voting stock interest, in (1) the securities (other than those of the U.S. government or other RICs) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses or (2) the securities of one or more qualified publicly traded partnerships; and

(c)	distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses, reduced by certain deductible expenses) and 90% of its net tax-exempt interest income.

In general, for purposes of the 90% qualifying income test described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) of the description of the 90% qualifying income test applicable to RICs, above) will be treated as qualifying income.

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A Fund’s failure to qualify as a RIC could cause shareholders to incur higher tax liabilities than they otherwise would have incurred and could have a negative impact on Fund returns. In such event, the Fund’s Board may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. Please refer to the section of this SAI entitled “Taxes – Taxation of the Fund” for a more detailed explanation of the risks associated with a Fund’s failure to qualify as a RIC.

Taxation of the Funds. If a Fund qualifies for treatment as a RIC, that Fund will not be subject to federal income tax on income and gains that are fully distributed in a timely manner to its shareholders in the form of dividends.

If, for any taxable year, a Fund were to fail to qualify as a RIC or were to fail to meet the distribution requirement described above, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.

However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, a Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt interest and its net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss). Investment income that is retained by a Fund will generally be subject to tax at the regular corporate rates. If a Fund retains any net capital gain, that gain will be subject to tax at the corporate rate, but the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and (iii) will be entitled to claim refunds on a properly filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of that Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to declare and pay dividends and distributions in the amounts and at the times necessary to avoid the application of the 4% excise tax, although there can be no assurance that it will be able to do so. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

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Fund Distributions. Distributions are generally taxable whether shareholders receive them in cash or reinvest them in additional shares. Moreover, distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Investors may therefore wish to avoid purchasing shares at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Realized income and gains must generally be distributed even when a Fund’s NAV also reflects unrealized losses.

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to its shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Distributions by the Funds of investment company taxable income are generally taxable as ordinary income, assuming the Fund has sufficient earnings and profits. Distributions from the Fund’s net capital gain, if any, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Taxes on distributions of Capital Gain Dividends are determined by how long the Fund owned the assets that generated those gains, rather than how long a shareholder has owned his or her Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. For individuals, long- term capital gains are subject to tax at reduced maximum tax rates. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For non-corporate shareholders, distributions of investment company taxable income reported by a Fund as “qualified dividend income” will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund making the distribution must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the ex-dividend date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by a Fund during any taxable year represents 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be reported as qualified dividend income.

Certain dividends received by a Fund on stock of U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) as to which the Fund has met certain holding period requirements and (2) that is held in an unleveraged position) may be eligible for the dividends- received deduction, which is generally available to corporate shareholders under the Code, provided such dividends are also appropriately reported as eligible for the dividends-received deduction by a Fund. In order to qualify for the dividends-received deduction, corporate shareholders must also meet minimum holding period requirements with respect to the Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to the Fund shares.

Since the Funds’ income is derived primarily from sources that do not pay dividends, it is not expected that a substantial portion of distributions paid by each Fund will qualify either for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to non-corporate shareholders on “qualified dividend income.”

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j). This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j). In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

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Distributions from the Funds and capital gain on the sale of such Fund shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If a Fund makes distributions in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution to each shareholder will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and will reduce the shareholder’s tax basis in its shares. After the shareholder’s basis has been reduced to zero, any such distributions will result in a capital gain, assuming the shareholder holds his or her shares as capital assets. A reduction in a shareholder’s tax basis in its shares will reduce any loss or increase any gain on a subsequent taxable disposition by the shareholder of its shares.

Sale or Exchange of Shares. A sale or exchange of shares in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. The Funds are generally required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has been notified by the IRS that he, she or it has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Federal Tax Treatment of Certain Fund Investments. Certain Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund and may require the Fund to sell securities to mitigate the effect of these rules and prevent disqualification of the Fund as RICs at a time when the advisers might not otherwise have chosen to do so.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Certain Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if the Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Certain Funds may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

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Certain Funds may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

U.S. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A Dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A Dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as Section 199A Dividends as are eligible, but is not required to do so.

Foreign Investments. Income received by certain Funds from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, income of a RIC that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) or if the Fund invests in REITs that hold residual interests in REMICs. Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available.

Non-U.S. Shareholders. In general, dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. Short term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax.

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A beneficial holder of shares who is a non-U.S. person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a U.S. income tax deduction for losses) realized on a sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

If a beneficial holder of Fund shares who is a non-U.S. person has a trade or business in the United States, and income from a Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), unless certain non-U.S. entities that hold shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

In order for a non-U.S. investor to qualify for an exemption from backup withholding, described above, the non-U.S. investor must comply with special certification and filing requirements. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal income tax consequences referred to above. If a shareholder is eligible for the benefits of a tax treaty, any income or gain effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Certain Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting regulations. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares of the Funds, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

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DETERMINATION OF NAV

The NAV of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding.

The Fund’s assets are comprised of its portfolio securities and other investments and other assets, including cash and net investment income and realized and unrealized capital gains that have previously been earned but not yet distributed. As a result, when a shareholder purchases shares of the Fund, part of the NAV is often comprised of such income and gains prior to the purchase, which are included in the purchase price paid by the shareholder. Further, any payment of an income dividend or distribution of capital gains will result in a decrease in the Fund’s NAV in the amount of the payment of the income dividend or capital gains distribution (i.e., the NAV as of the ex-dividend date, which is the first date following the declaration of a dividend and/or distribution on which the purchaser of shares is not entitled to receive the payment, excludes the amount of the dividend and/or distribution to be paid.

In calculating a Fund’s NAV, Fund investments generally are valued using market valuations. Each Fund generally values: (i) equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange at the last sale price or official closing price on the exchange or system on which they are principally traded; (ii) unlisted equity securities (including preferred stock) at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price; (iii) short-term debt securities with remaining maturities of 60 days or less at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers; and (iv) derivatives investments at fair value using a variety of information (e.g.¸ futures contracts are generally fair valued based on the last sale price). U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments will be valued in accordance with the Fund’s pricing policy and procedures. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

The sale price a Fund could receive for a security or other asset may differ from the Fund’s valuation of the security or other asset and/or from the value used by the Index (if applicable), particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. A Fund’s ability to value its investment may also be impacted by technological issues, pricing methodology issues and/or errors by pricing services or other third-party service providers.

DETERMINATION OF NAV (Money Market Fund)

The NAV of the Fund’s shares is calculated each day the Fund is open for business at the regularly scheduled close of trading on the New York Stock Exchange, normally 4:00 p.m. (Eastern time) (the “NAV Calculation Time”), except when the following federal holidays are observed: Columbus Day and Veterans Day. NAV per share is calculated by dividing the Fund’s net assets by the number of Fund shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to the Adviser. The Adviser has established the Fair Valuation Committee (the “Committee”) to fulfill these responsibilities. The Adviser reports to the Board on the fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.

The Board has determined that it is in the best interests of the fund and its shareholders to maintain a stable net asset value per share using the amortized cost method of valuation. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP). The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of their investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund’s portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true. A low or negative interest rate environment impacts, in a negative way, the Fund’s ability to provide a positive return, or yield, to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1.00 per share.

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The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Cut-Off Times for Intermediary Arrangements. Investors transmitting orders through a financial intermediary may have different cutoff times imposed by the financial intermediary. The applicable cut-off time for receipt of purchase and redemption instructions by WT Transfers is established in relation to the relevant shareholder servicing agreement between WisdomTree Digital Management (or its affiliates) and the financial intermediary. Financial intermediaries are responsible for establishing and communicating to their own customers any earlier cut-off times.

Although the stable share price is not guaranteed, the NAV of the Fund is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute its net realized capital gains, if any, to shareholders. A Fund may occasionally be required to make supplemental distributions at some other time during the year.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

MISCELLANEOUS INFORMATION

Counsel. Morgan, Lewis & Bockius LLP with offices located at One Oxford Centre, 32nd Floor, Pittsburgh, PA 15219-6401 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Ernst & Young LLP, with offices located at 1 Manhattan West, 395 9th Avenue, New York, New York 10001, serves as the independent registered public accounting firm to the Trust.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights, appearing in the Trust’s Form N-CSR for the fiscal year ended June 30, 2025 and as filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Form N-CSR at no charge by calling 866-909-9473 or at wisdomtreeprime.com/digital-funds (for retail investors) or wisdomtreeconnect.com/digital-funds (for institutional investors).

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